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[CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.]

EXHIBIT 10.5

        PRIVILEGED AND CONFIDENTIAL

ASSET PURCHASE AGREEMENT

Dated as of September 29, 2000

Among

NAVIGANT CONSULTING, INC.

LECG, INC.

LECG HOLDING COMPANY, LLC

and

LECG, LLC

ARTICLE I DEFINITIONS
1.1	Definitions	1
ARTICLE II PURCHASE AND SALE
2.1	Purchased Assets	4
2.2	Excluded Assets	6
2.3	Assumed Liabilities	6
2.4	Excluded Liabilities	6
ARTICLE III PURCHASE PRICE
3.1	Purchase Price	7
3.2	Allocation of Purchase Price	7
3.3	Deferred Purchase Price	7
ARTICLE IV CLOSING
4.1	Closing Date	8
4.2	Payment on Closing Date	8
4.3	Buyer Additional Deliveries	8
4.4	Parent and Seller Deliveries	9
ARTICLE V REPRESENTATIONS AND WARRANTIES OF PARENT AND SELLER
5.1	Organization of Parent and Seller	10
5.2	Authority	10
5.3	Subsidiaries	10
5.4	Financial Statements	11
5.5	Absence of Certain Changes or Events	11
5.6	Title to Purchased Assets	11
5.7	No Finder	11
5.8	No Proceedings	12
5.9	Employee Benefit Plans; Employee Matters	12
5.10	Intellectual Property	12
5.11	Intellectual Property	12
5.12	NO OTHER REPRESENTATIONS; LIMITATIONS	12
ARTICLE VI REPRESENTATIONS AND WARRANTIES OF BUYER PARENT AND BUYER
6.1	Organization of Buyer and Buyer Parent	13
6.2	Authority of Buyer Parent, Buyer and the Members	13
6.3	No Finder	14
6.4	No Proceedings	14
6.5	Compliance with WARN Act	14
6.6	Antitrust Compliance	14
ARTICLE VII ADDITIONAL AGREEMENTS
7.1	Additional Payments	14
7.2	Taxes	15
7.3	Employees and Consultants	15
7.4	New Members	15

i

7.5	Change of Name	15
7.6	Delivery of Funds	16
7.7	Directors and Officers Insurance	16
7.8	Assigned Claims; Cooperation	16
7.9	Payment of Excluded Expert Fees	16
ARTICLE VIII CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER PARENT AND BUYER
8.1	No Misrepresentation or Breach of Covenants and Warranties	18
8.2	No Restraint or Litigation	18
8.3	Necessary Governmental Approvals	18
8.4	Necessary Consents	18
8.5	Delivery of Documents	18
ARTICLE IX CONDITIONS PRECEDENT TO OBLIGATIONS OF PARENT AND SELLER
9.1	No Misrepresentation or Breach of Covenants and Warranties	19
9.2	No Restraint or Litigation	19
9.3	Necessary Governmental Approvals	19
9.4	Delivery of Documents	19
ARTICLE X INDEMNIFICATION
10.1	Indemnification by Parent and Seller	19
10.2	Indemnification by Buyer Parent and Buyer	19
10.3	Notice of Claims	20
10.4	Third Person Claims	21
ARTICLE XI GENERAL PROVISIONS
11.1	Survival of Obligations	22
11.2	Confidential Nature of Information	22
11.3	No Public Announcement	23
11.4	Notices	23
11.5	Successors and Assigns	24
11.6	Access to Records after Closing	24
11.7	Entire Agreement; Amendments	24
11.8	Interpretation	25
11.9	Waivers	25
11.10	Expenses	25
11.11	Partial Invalidity	25
11.12	Execution in Counterparts	25
11.13	Governing Law	25
11.14	Dispute Resolution	25
SCHEDULES:
1.1	Agreed Accounting Principles
2.1(c)	Real Estate Leases
2.1(d)	NCI Assets Being Purchased
2.1(k)	Employees
2.3	Excluded Employees

ii

3.1	Purchase Price Adjustments
3.2	Allocation Schedule
3.3	Certain Persons
5.3	Subsidiaries
5.4	Financial Statements
5.9	Employee Benefit Plans
5.11	Personal Property
8.4	Consents
10.1	Shareholder Litigation
EXHIBITS:
A	Instrument of Assignment
B	Instrument of Assumption
C	Opinion of Counsel to Buyer
D	Transition Services Agreement
E	Termination Agreement
F	Subleases
G	Opinion of Counsel to Parent

iii

ASSET PURCHASE AGREEMENT

        ASSET PURCHASE AGREEMENT, dated as of September 29, 2000, among Navigant Consulting, Inc, a Delaware corporation ("Parent"), LECG, Inc., a California corporation ("Seller"), LECG Holding Company, LLC, a California limited liability company ("Buyer Parent"), and LECG, LLC, a California limited liability company ("Buyer").

        WHEREAS, Parent owns all of the outstanding shares of capital stock of Seller and Seller is engaged in the business of providing economic and financial analysis, expert testimony and litigation support (such business conducted by Seller being referred to as the "Business");

        WHEREAS, Buyer Parent owns all of the outstanding membership interests of Buyer;

        WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, on a going concern basis, substantially all of the assets, properties and business of Seller, all on the terms and subject to the conditions set forth herein; and

        WHEREAS, Buyer and Buyer Parent were organized by certain of the consultants who have performed services for Seller since 1988 for purposes of conducting a management buyout of Seller's business on a going concern basis and continuing the performance of services on behalf of Seller's clients

        NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, it is hereby agreed among the parties as follows:

ARTICLE I

DEFINITIONS

        1.1.    Definitions.    In this Agreement, the following terms have the meanings specified or referred to in this Section 1.1 and shall be equally applicable to both the singular and plural forms. Any agreement referred to below shall mean such agreement as amended, supplemented and modified from time to time to the extent permitted by the applicable provisions thereof and by this Agreement.

        "Affiliate" means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by or is under common control with such Person.

        "Agreed Accounting Principles" means the accounting principles applied in the preparation of the Balance Sheet which are consistent with generally accepted accounting principles, except as described in the Balance Sheet and related footnotes or as specified in Schedule 1.1.

        "Agreement" means, unless the context otherwise requires, this Asset Purchase Agreement, together with the Schedules and the Exhibits attached hereto.

        "Allocation Schedule" has the meaning specified in Section 3.2.

        "Assumed Liabilities" has the meaning specified in Section 2.3.

        "Balance Sheet" means the consolidated statement of net assets of Seller as of April 30, 2000 included in Schedule 5.4.

        "Balance Sheet Date" means April 30, 2000.

        "Business" has the meaning specified in the first recital to the Agreement.

        "Buyer" has the meaning specified in the first paragraph of this Agreement.

        "Buyer Ancillary Agreements" means all agreements, instruments and documents being or to be executed and delivered by Buyer Parent, Buyer or a Member under this Agreement or in connection herewith, including, without limitation, the Subordinated Convertible Seller Notes, executed and delivered by Buyer Parent to Parent.

        "Buyer Group Member" means Buyer Parent, Buyer, the Members, each of Buyer's managers and officers and each of their respective Affiliates and each of their respective successors and assigns.

        "Buyer Parent" has the meaning specified in the first paragraph of this Agreement.

        "Claim Notice" has the meaning specified in Section 10.3(a).

        "Closing" means the closing of the transactions contemplated by this Agreement, the Buyer Ancillary Agreements and the Seller Ancillary Agreements.

        "Closing Date" has the meaning specified in Section 4.1.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Court Order" means any judgment, order, award or decree of any foreign, federal, state, local or other court or tribunal and any award in any arbitration proceeding.

        "Credit Agreement" means the Credit Agreement dated as of September 29, 2000 by and among LECG Holding Company, LLC, as parent, LECG, LLC, as borrower, the Lenders who are or may become party thereto, as lenders, First Union National Bank, as administrative agent and U.S. Bank National Association, as documentation agent, and shall include, without limitation, and any and all agreements refinancing, refunding or replacing the Credit Agreement.

        "Departed Employee" has the meaning set forth in Section 3.3.

        "Dispute" has the meaning specified in Section 11.14.

        "Employee Benefit Plan" means all plans, contracts, schemes, programs, funds, commitments or arrangements providing money, services, property or other benefits, whether written or oral, formal or informal, qualified or non-qualified, funded or unfunded (and including any that have been frozen or terminated), which pertain to any employee, former employee, director, officer, shareholder, consultant or independent contractor of Seller or its Subsidiaries and that are listed on Schedule 5.9.

        "Encumbrance" means any lien, charge, security interest, mortgage, pledge, easement, conditional sale or other title retention agreement or defect in title.

        "Enforceability Limitations" shall mean (i) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting or limiting the enforcement of creditors' rights generally and (ii) the discretion of the appropriate court with respect to specific performance, injunctive relief of other terms of equitable remedies.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "Excluded Assets" has the meaning specified in Section 2.2.

        "Excluded Employee Claims" has the meaning specified in Section 2.2.(g).

        "Excluded Expert Fees" has the meaning specified in Section 7.9.

        "Excluded Liabilities" has the meaning specified in Section 2.4.

        "Expenses" means any and all expenses incurred in connection with investigating, defending or asserting any claim, action, suit or proceeding incident to any matter indemnified against hereunder (including, without limitation, court filing fees, court costs, arbitration fees or costs, witness fees, and reasonable fees and disbursements of legal counsel, investigators, expert witnesses, consultants, accountants and other professionals).

        "Financial Statements" has the meaning specified in Section 5.3.

        "Governmental Body" means any foreign, federal, state, local or other governmental authority or regulatory body.

        "HSR Act" shall mean the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended.

        "Indemnified Party" has the meaning specified in Section 10.3.

        "Indemnitor" has the meaning specified in Section 10.3.

        "Instrument of Assignment" means the Instrument of Assignment in the form of Exhibit A.

        "Instrument of Assumption" means the Instrument of Assumption in the form of Exhibit B.

        "Intellectual Property" means (a) all trademarks, service marks, trade dress, logos, trade names, domain names and corporate names, together with all translations, adaptations, derivations and combinations thereof, and all applications, registrations and renewals in connection therewith, (b) all copyrightable works, all copyrights, and all applications, registrations and renewals in connection therewith, (c) all trade secrets and confidential business information (including, without limitation, all ideas, research, techniques, models, databases, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (d) all computer software (including data and related documentation), (e) all other proprietary rights, (f) all copies and tangible embodiments of Intellectual Property (in whatever form or medium), and (g) any remedies against infringements thereof and rights to protection of interest therein under the laws of all jurisdictions (including foreign jurisdictions).

        "Knowledge" with respect to (i) Parent or Seller shall mean the actual knowledge of an executive officer of Parent after an investigation which consists solely of (A) making inquiries of officers of Parent or Seller (other than officers who are or will be managers, executive officers or employees of Buyer) who have primary responsibility for the subject matter of the applicable representation or warranty and (B) with respect to Section 5.3, causing the Parent to obtain good standing certificates from the relevant governmental authorities and causing employees of Seller to conduct a review of the relevant corporate minute books of Parent, Seller and the Subsidiaries and (ii) Buyer Parent or Buyer shall mean the actual knowledge of any executive officer of Buyer Parent or Buyer or the Members after an investigation which consists solely of making inquiries of officers of Buyer Parent, Buyer and the Members who have primary responsibility for the subject matter of the applicable representation or warranty.

        "Leases" has the meaning specified in Section 2.1.

        "Losses" means any and all losses, costs, obligations, liabilities, settlement payments, awards, judgments, fines, penalties, damages, expenses, deficiencies or other charges.

        "Material" and "Materially" means, with respect to any Person or group of one or more Persons, any event or circumstance that would have a material adverse effect on the business, operations, employee or client relations, properties, assets (including intangible assets), financial condition or results of operations of such Person or group of one or more Persons taken as a whole.

        "Members" means collectively all Persons holding membership interests (of any class) of Buyer or Buyer Parent.

        "Parent" has the meaning specified in the first paragraph of this Agreement.

        "Permitted Encumbrances" means (a) liens for taxes and other governmental charges and assessments which are not yet due and payable, (b) liens of landlords and liens of carriers, warehousemen, mechanics and materialmen and other like liens which are not Material and which arise in the ordinary course of business for sums not yet due and payable and (c) other liens or imperfections on property which are not Material in amount or do not Materially detract from the value of or Materially impair the existing use of the property affected by such lien or imperfection.

        "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or Governmental Body.

        "Post-Closing Departed Employee" has the meaning set forth in Section 3.3.

        "Purchase Price" has the meaning specified in Section 3.1.

        "Purchased Assets" has the meaning specified in Section 2.1.

        "Requirements of Laws" means any foreign, federal, state and local laws, statutes, regulations, rules, codes or ordinances enacted, adopted, issued or promulgated by any Governmental Body (including, without limitation, those pertaining to electrical, building, zoning, environmental and occupational safety and health requirements) or common law.

        "Seller" has the meaning specified in the first paragraph of this Agreement.

        "Seller Agreements" has the meaning specified in Section 2.1.

        "Seller Ancillary Agreements" means all agreements, instruments and documents being or to be executed and delivered by Parent or Seller under this Agreement or in connection herewith.

        "Seller Group Member" means Parent and Seller, each of their directors and officers and each of their respective Affiliates and their respective successors and assigns.

        "Subleases" has the meaning specified in Section 4.3.

        "Subsidiaries" means all of the direct or indirect subsidiaries of the Seller listed on Schedule 5.3.

        "Subordination Agreement" means the Subordination Agreement dated as of September 29, 2000 by and among LECG Holding Company, LLC, LECG, LLC, Navigant Consulting, Inc. and First Union National Bank, as Administrative Agent for the benefit of itself and the lenders under the Credit Agreement.

        "Tax" means any federal, state, local or foreign net income, alternative or add-on minimum, gross income, gross receipts, property, sales, use, transfer, gains, license, excise, employment, payroll, withholding or minimum tax, or any other tax custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any Governmental Body.

        "Tax Return" means any return, report or similar statement required to be filed with respect to any Taxes (including, without limitation, any attached schedules), including, without limitation, any information return, claim for refund, amended return and declaration of estimated Tax.

        "Termination Agreements" has the meaning specified in Section 4.3(g).

        'Third Party Claim" has the meaning specified in Section 10.4.

        "Transferred Permits" has the meaning specified in Section 2.1(j).

        "WARN Act" has the meaning specified in Section 6.5.

ARTICLE II

PURCHASE AND SALE

        2.1.    Purchased Assets.    Upon the terms and subject to the conditions of this Agreement, on the Closing Date, Parent and Seller shall sell, transfer, assign, convey and deliver to Buyer, and Buyer shall purchase from Parent and Seller, on a going concern basis, free and clear of all Encumbrances (except for Permitted Encumbrances), the assets and properties of Seller wherever located, real, personal or mixed, tangible or intangible, other than Excluded Assets, as the same shall exist on the Closing Date (herein collectively called the "Purchased Assets"), including, without limitation, all right, title and interest of Parent and Seller in, to and under:

          (a)   all of the assets, other than Excluded Assets, reflected on the Balance Sheet, except those disposed of after the Balance Sheet Date in the ordinary course of business consistent with past practice (including with respect to quantity and frequency);

          (b)   all notes, accounts receivable and unbilled client work in process of Seller on the Closing Date;

          (c)   the real estate leases (the "Leases") listed on Schedule 2.1(c) and all leasehold interests created thereby, all leasehold improvements, fixtures and fittings owned or held by Seller under the Leases, and all easements, rights of way and other appurtenants under the Leases;

          (d)   the inventories, equipment, vehicles, furniture and other tangible personal property owned or used by Seller primarily in connection with the Business and the tangible personal property of Parent listed on Schedule 2.1(d);

          (e)   all Intellectual Property owned or used by Seller primarily in connection with the Business and the goodwill associated therewith;

          (f)    the contracts, agreements or understandings, written or oral, entered into by Seller, including all equipment leases, work orders, client engagement letters and other agreements or arrangements relating primarily to the Business (the "Seller Agreements");

          (g)   all of Seller's deposits under the Leases (including deposits from subtenants), all of Seller's rights of set-off, rights of recovery and claims or causes of action against third parties relating to the assets, properties, business or operations of the Business arising out of transactions occurring prior to the Closing Date (except for refunds of Taxes to the extent provided in Section 2.2(d));

          (h)   all files, documents, correspondence, creative materials, advertising and promotional materials, studies, reports, books and records of Seller (including all data and other information stored on discs, tapes or other media), customer lists, customer or credit data, computer programs, software, and hardware owned or used by Seller primarily in connection with the Business; and

          (i)    all securities (such as the capital stock in the Subsidiaries), corporate minute books, stock transfer books and corporate seals of the Subsidiaries in the possession of Parent;

          (j)    to the extent transferable to Buyer, all franchises, approvals, permits, licenses, orders, registrations, certificates, variances and similar rights obtained by Seller from a Governmental Body (the "Transferred Permits");

          (k)   all rights of Parent and Seller under all employment, consulting and noncompete agreements with, and all relationships of Seller with, the employees listed on Schedule 2.1 (k), except to the extent terminated pursuant to the Termination Agreements;

          (l)    all general intangibles used primarily in the Business including without limitation, all good will as a going concern and any all causes of action or claims of Seller against any Person that arose or will arise primarily in connection with the Business prior to the Closing Date, other than Excluded Employee Claims and causes of action or claims against Parent, Seller or any of their officers, directors, employees or agents or causes of action or claims as to which Parent, Seller or their Affiliates may be required to provide indemnification.

          (m)  cash in amount equal to $100,000.

        2.2.    Excluded Assets.    Notwithstanding the provisions of Section 2.1, the Purchased Assets shall not include the following (herein referred to as the "Excluded Assets"):

          (a)   all cash and cash equivalents of Seller, other than $100,000;

          (b)   all contracts of insurance;

          (c)   all corporate minute books and stock transfer books and the corporate seal of Seller; and

          (d)   all refunds of any Tax for which Seller is liable pursuant to Section 7.2; and

          (e)   any contracts, agreements or understandings between Seller and Parent or Parent's affiliates (other than the Subsidiaries), if any;

          (f)    all securities, shares of capital stock, corporate minute books, stock transfer books and corporate seals of any subsidiary of Parent or Seller not listed on Schedule 5.3; and

          (g)   any claim, demand, rights of recovery, cause of action or other rights against or with respect to any Departed Employee or Post-Closing Departed Employee ("Excluded Employee Claims").

        2.3.    Assumed Liabilities.    On the Closing Date, Buyer shall deliver to Seller the Instrument of Assumption pursuant to which Buyer shall assume and agree to discharge, in accordance with their respective terms and subject to the respective conditions thereof, the following obligations and liabilities:

          (a)   all liabilities reflected on the Balance Sheet, including, without limitation, all accrued expenses and accounts payable (including expert fees, other than the Excluded Expert Fees);

          (b)   all liabilities and obligations of Seller to be paid or performed after the Closing Date under (i) the Seller Agreements, (ii) the Leases and (iii) all employment agreements between Seller and its employees or between Parent and employees of Parent who become employees of Buyer after the Closing, other than the employees listed on Schedule 2.3, except to the extent terminated pursuant to the Termination Agreements;

          (c)   any liabilities in respect of Taxes for which Buyer is liable pursuant to Section 7.2; and

          (d)   all liabilities and obligations of Seller arising out of any actions or omissions of employees, consultants, independent contractors and experts arising out of or relating to the performance of services for clients of Seller prior to the Closing Date;

All of the foregoing liabilities and obligations to be assumed by Buyer hereunder (excluding any Excluded Liabilities) are referred to herein as the "Assumed Liabilities."

        2.4.    Excluded Liabilities.    Notwithstanding anything to the contrary in Section 2.3, Buyer will not assume or be liable for, and Seller will retain and remain responsible for all of Seller's liabilities and obligations of any nature whatsoever, other than the Assumed Liabilities, whether accrued, absolute or contingent, whether known or unknown, whether due or to become due and whether related to the Purchased Assets or otherwise, and regardless of when asserted (the "Excluded Liabilities"). Without limiting the preceding sentence, none of the following shall be Assumed Liabilities for purposes of this Agreement:

          (a)   any liabilities in respect of Taxes for which Seller is liable pursuant to Section 7.2;

          (b)   any costs and expenses incurred by Seller incident to its negotiation and preparation of this Agreement and its performance and compliance with the agreements and conditions contained herein;

          (c)   the litigation described in Schedule 10.1; or

          (d)   the obligation to pay the Excluded Expert Fees.

ARTICLE III

PURCHASE PRICE

        3.1.    Purchase Price.    The purchase price for the Purchased Assets (the "Purchase Price") shall be equal to up to $55,000,000, consisting of (a) a cash payment (the "Cash Payment") equal to $37,000,000, plus (i) the aggregate amount of vacation accrual paid by Parent or Seller to employees of LECG, as set forth on Schedule 3.1, (ii) the expenditures incurred by Parent or Seller set forth on Schedule 3.1, and less (x) the accrual of expert fees for the "5% Program" as set forth on Schedule 3.1 and (y) $500,000 for client fees on account and all other deposits and deferred revenue not being transferred to Buyer, (b) deferred payments of up to $10,000,000 (plus interest as set forth in Section 3.3) on the terms and subject to the provisions of Section 3.3 and (c) the Subordinated Convertible Seller Notes of Buyer Parent in the aggregate principal amount of $8,000,000.

        3.2.    Allocation of Purchase Price.    Attached hereto as Schedule 3.2 is a preliminary Schedule allocating the Purchase Price among the Purchased Assets. On or before the Closing, Buyer and Seller shall agree upon and execute a final allocation schedule (the "Allocation Schedule"), which shall be reasonable and shall be prepared on a basis consistent with Schedule 3.2 and in accordance with Section 1060 of the Code and the regulations thereunder. Promptly following the Closing, Buyer and Seller each agrees to file Internal Revenue Service Form 8594, and all federal, state, local and foreign Tax Returns, in accordance with the Allocation Schedule. Buyer and Seller each agrees to provide the other promptly with any other information required to complete Form 8594.

        3.3.    Deferred Purchase Price Payments.    (a) Subject to the terms and conditions of the Subordination Agreement and Section 11.15 of the Credit Agreement, on the first anniversary of the Closing Date Buyer shall (and Buyer Parent shall cause Buyer to) pay to Seller an amount (the "Payment Amount") in cash equal to the excess, if any, of $5,000,000 over the sum of (i) any Excluded Expert Fees which are due but not paid by Seller pursuant to Section 7.9 and (ii) if on or prior to the first anniversary of the Closing Date any person listed on Schedule 3.3(a) resigns or terminates their employment, consulting, contracting and other relationships with Buyer, Parent, Buyer and their Affiliates (excluding, without limitation, any retirement at normal retirement age or any termination by Buyer Parent, Buyer or their Affiliates) (any such person being referred to as a "Post-Closing Departed Employee"), an amount (not to exceed $5,000,000) equal to the aggregate amount set forth opposite the names of all such Post-Closing Departed Employees under the column "Discount Amount" on Schedule 3.3(a). In addition, on such anniversary Buyer shall (and Buyer Parent shall cause Buyer to) pay to Seller an additional amount equal to interest on the Payment Amount at an annual rate equal to seven percent (7%) from the six month anniversary of the Closing Date until the date of payment.

          (b)   Subject to the terms and conditions of the Subordination Agreement and Section 11.15 of the Credit Agreement, if, from time to time, on or prior to the third anniversary of the Closing Date, any person listed on Schedule 3.3(b) (any such person being referred to as a Departed Employee") becomes an employee of Buyer Parent, Buyer or any of their Affiliates, or is otherwise retained by or affiliated with Buyer Parent or Buyer or any of their Affiliates, as an employee, officer, independent contractor or agent (except to complete assignments in place as of the Closing Date or to refer such assignments in the event of a conflict), then within ten days thereafter Buyer shall (and Buyer Parent shall cause Buyer to) pay to Seller an amount equal to the amount (not to exceed $5,000,000) set forth opposite the name of such Departed Employee under the column "Discount Amounts" on Schedule 3.3(b) .

          (c)   If Buyer shall fail to pay when due any payment pursuant to this Section 3.3, interest shall accrue on the unpaid amount of all such payments on a quarterly basis on the first day of each calendar quarter, at a per annum rate equal to the Applicable Rate. As used herein, (i) "Applicable Rate" means (A) from and after the date such payment was due until the first anniversary of the date such payment was due, a per annum rate equal to the Base Rate plus three percent (3%), (B) from and after such first anniversary until the second anniversary of the date such payment was due, a per annum rate equal to the Base Rate plus four percent (4%) and (C) from and after such second anniversary until such payment is made, a per annum rate equal to the Base Rate plus five percent (5%) and (ii) "Base Rate" means the prime rate announced from time to time in The Wall Street Journal, Midwest Edition.

ARTICLE IV

CLOSING

        4.1.    Closing Date.    The Closing shall be consummated at 10:00 A.M., local time, on the date of this Agreement at the offices of Sidley & Austin, Chicago, Illinois, or at such other place or at such other time as shall be agreed upon by Buyer and Seller. The time and date on which the Closing is actually held are sometimes referred to herein as the "Closing Date."

        4.2.    Payment on the Closing Date.    Subject to fulfillment or waiver of the conditions set forth in Article VIII, at Closing Buyer shall pay to Seller an amount equal to the Cash Payment, by wire transfer of immediately available funds to the account in the United States specified by Seller in writing to Buyer at least two business days prior to the Closing.

        4.3.    Buyer Additional Deliveries.    Subject to fulfillment or waiver of the conditions set forth in Article VIII, at Closing Buyer Parent and Buyer shall deliver, or cause to be delivered, to Parent and Seller all the following:

          (a)   Copies of Buyer's and Buyer Parent's Articles of Organization certified as of a recent date by the Secretary of State of the State of California;

          (b)   Certificate of Status of Buyer and Buyer Parent issued as of a recent date by the Secretary of State of the State of California;

          (c)   Certificate of an executive officer of Buyer Parent, dated the Closing Date, in form and substance reasonably satisfactory to Seller, (i) certifying there have been no amendments to the Articles of Organization of Buyer or Buyer Parent since formation; (ii) attaching a true and correct copy of the Operating Agreement of Buyer and Buyer Parent; (iii) attaching a true and correct copy of the action of the manager of Buyer and Buyer Parent authorizing the execution and performance of this Agreement and the transactions contemplated hereby; and (iv) certifying as to the incumbency and signatures of the executive officers of Buyer Parent and Buyer executing this Agreement and any Buyer Ancillary Agreement;

          (d)   An opinion of counsel to Buyer in the form of Exhibit C;

          (e)   The Instrument of Assumption duly executed by Buyer;

          (f)    The Transition Services Agreement in the form of Exhibit D duly executed by Buyer (the "Transition Services Agreement");

          (g)   A duly executed Termination Agreement between Parent, Seller and each Member in the form of Exhibit E, duly executed by each Member who is or was an employee, consultant or expert of Seller or Parent (the "Termination Agreements"); and

          (h)   A duly executed sublease agreement for Parent or one of its Affiliates to sublease from Buyer a portion of the space of each of the Leases for Toronto, Canada, Los Angeles, California, Seattle, Washington, and Salt Lake City, Utah in the form of Exhibit F (the "Subleases").

        4.4.    Parent and Seller Deliveries.    Subject to fulfillment or waiver of the conditions set forth in Article IX, at Closing Parent and Seller shall deliver to Buyer Parent and Buyer all the following:

          (a)   Copies of the Articles of Incorporation of Parent and Seller, each certified as of a recent date by the Secretary of State of the state of its incorporation;

          (b)   A Certificate of good standing of Parent and Seller, issued as of a recent date by the Secretary of State of the State of its incorporation;

          (c)   Certificate of the secretary or an assistant secretary of Parent, dated the Closing Date, in form and substance reasonably satisfactory to Buyer, (i) certifying there have been no amendments to the articles of incorporation of Parent and Seller since a specified date, (ii) attaching true and correct copies of the by-laws of Parent and Seller; (iii) attaching true and correct copies of the resolutions of the Board of Directors of Parent and Seller authorizing the execution and performance of this Agreement and the transactions contemplated hereby; and (iv) incumbency and signatures of the officers of Parent and Seller executing this Agreement and any Seller Ancillary Agreement;

          (d)   An opinion of Counsel to Parent in the form of Exhibit H;

          (e) The Instrument of Assignment duly executed by Seller;

          (f) Certificates of title or origin (or like documents) with respect to any property included in the Purchased Assets for which a certificate of title or origin is required in order to transfer title;

          (g)   The Transition Services Agreement duly executed by Parent;

          (h)   All certificates representing the securities of the Subsidiaries (or acceptable substitutes) with appropriate stock power(s) attached and endorsed in blank;

          (i)    Such other bills of sale, assignments and other instruments of transfer or conveyance as Buyer may reasonably request or as may be otherwise necessary to evidence and effect the sale, assignment, transfer, conveyance and delivery of the Purchased Assets to Buyer, including, without limitation, any release of any liens or conveyances from lenders to Parent and Seller relating to the Purchased Assets; and

          (j)    The Subleases, duly executed by Parent or its applicable Affiliate.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PARENT AND SELLER

        As an inducement to Buyer Parent and Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, Parent and Seller jointly and severally represent and warrant to Buyer Parent and Buyer and agree as follows:

        5.1.    Organization of Parent and Seller.    Each of Parent and Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. Seller has full power and authority to own or lease and to operate and use the Purchased Assets owned by it and to carry on the Business as now conducted by it.

        True and complete copies of the certificate or articles of incorporation and all amendments thereto and of the By-laws, as amended to date, of Parent and Seller have been delivered to Buyer. Parent owns, beneficially or of record, all shares of capital stock of Seller.

        5.2.    Authority.    Each of Parent and Seller has full power and authority to execute, deliver and perform this Agreement and all of the Seller Ancillary Agreements to be executed and delivered by it. The execution, delivery and performance of this Agreement and each Seller Ancillary Agreement to which each of Parent and Seller is a party have been duly authorized and approved by each of Parent and Seller, as applicable, and do not require any further authorization or consent of Seller or of Parent or its stockholders. This Agreement has been duly authorized, executed and delivered by each of Parent and Seller and is the legal, valid and binding obligation of each, enforceable in accordance with its terms, except as such enforcement may be limited by the Enforceability Limitations, and each of the Seller Ancillary Agreements has been duly authorized by each of Parent or Seller to the extent it is a party thereto, and upon execution and delivery by it will be a legal, valid and binding obligation of it enforceable in accordance with its terms, except as such enforcement may be limited by the Enforceability Limitations.

        Neither the execution and delivery of this Agreement or any of the Seller Ancillary Agreements or the consummation of any of the transactions contemplated hereby or thereby nor compliance with or fulfillment of the terms, conditions and provisions hereof or thereof will:

              (i)  conflict in any Material way with, result in a Material breach of the terms, conditions or provisions of, or constitute a Material default, a Material event of default or an event creating rights of acceleration, termination or cancellation or a Material loss of rights under, or result in the creation or imposition of any Encumbrance upon any of the Purchased Assets, under (1) the articles of incorporation or By-laws of Parent or Seller, (2) any material note, instrument, agreement, mortgage, lease, license, franchise, permit or other authorization, right, restriction or obligation to which Parent or Seller is a party or any of the Purchased Assets is subject or by which Parent or Seller is bound, (3) any Court Order to which Parent or Seller is a party or by which Parent or Seller is bound, or (4) any Requirements of Laws affecting Parent or Seller or the Purchased Assets; or

             (ii)  require the approval, consent, authorization or act of, or the making by Parent or Seller of any declaration, filing or registration with, any Person.

        5.3.    Subsidiaries.    Schedule 5.3 sets forth all of the Subsidiaries and their respective capitalization and jurisdictions of organization. Except as set forth in Schedule 5.3, Seller owns, legally and beneficially, all of the shares of capital stock free and clear of any Encumbrance (other than any Permitted Encumbrance). Since August 19, 1998 and to the Knowledge of Parent, the Subsidiaries are validly existing and in good standing under Requirements of Laws of their respective jurisdictions of organization. To the Knowledge of Parent and Seller, each Subsidiary has the corporate power and authority to conduct the business in which it is engaged and to own and use the properties owned and used by it. Other than this Agreement, to the Knowledge of Parent and Seller, (i) there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights or other contracts or commitments that require Seller to sell, transfer or otherwise dispose of any capital stock of the Subsidiaries or that require a Subsidiary to sell, transfer, issue or otherwise cause to become outstanding any of its own capital stock and (ii) there are no voting trusts, proxies or other agreements or understandings with respect to the voting of any capital stock of any Subsidiary.

        5.4.    Financial Statements.    Schedule 5.4 contains (i) the consolidated statement of net assets of Seller as of April 30, 2000 and the consolidated statement of operations of Seller for the four-month period then ended and (ii) the audited consolidated statement of net assets of Seller as of December 31, 1999 and the audited consolidated statements of operations and cash flows of Seller for year ended December 31, 1999 (collectively, the "Financial Statements"). Except as set forth therein or in the notes thereto, the Financial Statements have been prepared in conformity with the Agreed Accounting Principles consistently applied and such Financial Statements present fairly the financial position and results of operations of Seller as of their respective dates and for the respective periods covered thereby. Seller is not subject to any Material liability, debt or obligation which would be required to be shown on the Financial Statements and which is not so shown or reserved for in the Financial Statements, other than liabilities, debts or obligations of the same nature as those set forth in the Financial Statements and the notes thereto or reasonably incurred in the ordinary course of business after the Balance Sheet Date. Parent and Seller have no Knowledge of any reason why the notes and accounts receivable reflected on the Financial Statements should not be collectible in the ordinary course of business, subject to the allowance for doubtful accounts on the Financial Statements.

        5.5.    Absence of Certain Changes or Events.    Since the Balance Sheet Date, Seller and its Subsidiaries have conducted the Business in the ordinary course and in a manner consistent with past practice and, since the Balance Sheet Date there has not been (a) any Material damage, destruction or loss (whether or not covered by insurance) with respect to Seller or any of the Subsidiaries; (b) any change in Seller's accounting methods, principles or practices; (c) any increase in dividends or employee compensation or benefits payable by Seller, except for increases in compensation or benefits consistent with past practice; or (d) to the Knowledge of Seller, any agreement and/or understanding entered into which alters or amends any licensing or contractual arrangement with respect to Intellectual Property, other than in the ordinary course of business.

        5.6.    Title to Purchased Assets.    Seller has good and marketable title to, or a valid leasehold interest in, each of the Purchased Assets, free and clear of all Encumbrances (except for Permitted Encumbrances) and, upon the execution and delivery by Seller to Buyer of the Instrument of Assignment pursuant to the terms of this Agreement, Seller will convey to Buyer good and marketable title to and, as applicable, a valid leasehold interest in, the Purchased Assets, free and clear of all Encumbrances (except for Permitted Encumbrances).

        5.7.    No Finder.    Except for Lehman Brothers, Inc. in the case of Seller and Parent, and whose fees and commissions shall be paid by Parent, neither Parent, Seller nor any Person acting on its or their behalf has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement.

        5.8.    No Proceedings.    There is no action, suit, proceeding or Court Order pending, or to the Knowledge of Parent threatened by any Person or Governmental Body, against Parent or Seller which questions the legality, or propriety of the transactions contemplated by this Agreement. There are no suits, legal or administrative proceedings or investigations pending or to the Knowledge or Parent or Seller threatened against Seller or the Purchased Assets, at law or in equity or before any court, municipality or other Governmental Body. Since August 19, 1998 Seller has not been subject to any Material Court Order, stipulation or consent decree of or with any Court of Governmental Body.

        5.9.    Employee Benefit Plans; Employee Matters.    Since August 19, 1998, each of Seller's Employee Benefit Plans has at all times complied in all Material respects with all applicable laws relating to labor and employee benefits, including without limitation, all applicable provisions of ERISA and the Code, any laws relating to wages, termination pay, vacation pay, fringe benefits, collective bargaining and the payment and/or accrual of the same and all taxes, insurance and other costs and expenses applicable thereto. Seller and its Subsidiaries have disclosed to Buyer all their written employee handbooks, policies and programs. To the Knowledge of Parent and Seller, no key employee or independent contractor has informed Parent of any plans to terminate their employment with Seller or its Subsidiaries, including as a result of the transactions contemplated by this Agreement. Neither Seller nor its Subsidiaries is a party to or bound by any collective bargaining agreement and neither Seller nor its Subsidiaries has experienced any Material strikes, grievances, other collective bargaining disputes or claims of unfair labor practices. Neither Seller nor its Subsidiaries has any Knowledge of any organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of Seller and its Subsidiaries. To the Knowledge of Parent and Seller, all persons employed by Seller and its Subsidiaries are employees at will or otherwise are employed such that Seller and its Subsidiaries may terminate their employment at any time, with or without cause, without giving rise to any Material liability of Seller and its Subsidiaries for breach of contract.

        5.10.    Intellectual Property.    The Purchased Assets include all Intellectual Property owned or used by Seller primarily in connection with the Business. Since August 19, 1998, and to the Knowledge of Parent and Seller, (a) there have been no claims or demands in writing that any of the Intellectual Property of Seller included in the Purchased Assets infringes or conflicts in any Material way with the Intellectual Property of any third Person and (b) Seller has made all Material registrations and filings under applicable Requirements of Laws with respect to Intellectual Property included in the Purchased Assets.

        5.11.    Properties.    Attached hereto as Schedule 2.1 (c) is a list of the Leases. Also attached hereto as Schedule 5.11 is an inventory of each item of personal property utilized by the Seller primarily in connection of the Business having a book or fair market value in excess of $150,000 as of the date hereof. The Seller and the Parent have delivered to Buyer copies of all the Leases. To the Knowledge of Parent, the operation of the Purchased Assets and Business in the manner in which they are now and have been operated does not violate any Requirements of Laws except for any such violations which would not, individually or in the aggregate, have a Material adverse effect.

        5.12.    NO OTHER REPRESENTATIONS; LIMITATIONS.    (a) NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THIS AGREEMENT OR ANY OTHER AGREEMENT, INSTRUMENT OR DOCUMENT EXECUTED PURSUANT TO THIS AGREEMENT, THE PURCHASED ASSETS AND THE BUSINESS ARE BEING SOLD "AS IS" AND, EXCEPT AS EXPLICITLY SET FORTH ELSEWHERE IN THIS ARTICLE V, PARENT AND SELLER MAKE NO, AND HEREBY DISCLAIM AND EXCLUDE ANY, EXPRESS, ORAL OR IMPLIED REPRESENTATION OR WARRANTY (INCLUDING ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE) WHATSOEVER.

        (b)   Notwithstanding anything to the contrary contained herein, (i) any matter which is actually known by any Member or by any executive officer of Buyer or Buyer Parent prior to the Closing shall not constitute a breach of any representation or warranty of Parent or Seller herein and (ii) any matter, event or omission which existed prior to or as of August 19, 1998 relating to the Business, the Purchased Assets or otherwise shall not constitute a breach of any representation or warranty of Parent or Seller herein, so long as Parent or Seller does not have Knowledge of such matter, event or omission prior to the date hereof.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF BUYER PARENT AND BUYER

        As an inducement to Parent and Seller to enter into this Agreement and to consummate the transactions contemplated hereby, Buyer Parent and Buyer hereby jointly and severally represent and warrant to Parent and Seller and agree as follows:

        6.1.    Organization of Buyer and Buyer Parent.    Each of Buyer and Buyer Parent is a limited liability company duly organized, validly existing and in good standing under the laws of the State of California and has full power and authority to own or lease and to operate and use its properties and assets and to carry on its business as now conducted. True and complete copies of the Articles of Organization and Operating Agreement of Buyer and Buyer Parent have been delivered to Parent. Buyer Parent owns in the aggregate, beneficially or of record, all membership interests of Buyer outstanding on the Closing Date.

        6.2.    Authority of Buyer Parent, Buyer and the Members.    (a) Each of Buyer Parent and Buyer has full power and authority to execute, deliver and perform this Agreement and all of the Buyer Ancillary Agreements executed and delivered by it. Each Member has full power, capacity and authority to execute, deliver and perform all of the Buyer Ancillary Agreements executed and delivered by such Member. The execution, delivery and performance of this Agreement and each Buyer Ancillary Agreement have been duly authorized and approved by the Board of Managers of Buyer and Buyer Parent and do not require any further authorization or consent of Buyer, Buyer Parent or their respective members. This Agreement has been duly authorized, executed and delivered by each of Buyer Parent and Buyer and is the legal, valid and binding agreement of each, enforceable in accordance with its terms, except as such enforcement may be limited by the Enforceability Limitations, and each of the Buyer Ancillary Agreements has been duly authorized by Buyer Parent, Buyer and each Member to the extent it is a party thereto and upon execution and delivery by it will be a legal, valid and binding obligation of it enforceable in accordance with its terms, except as such enforcement may be limited by the Enforceability Limitations.

        (b)   Neither the execution and delivery of this Agreement or any of the Buyer Ancillary Agreements or the consummation of any of the transactions contemplated hereby or thereby nor compliance with or fulfillment of the terms, conditions and provisions hereof or thereof will:

            (i)  conflict in any Material way with, result in a Material breach of the terms, conditions or provisions of, or constitute a material default, a Material event of default or an event creating rights of acceleration, termination or cancellation or a Material loss of rights under (1) the Articles of Organization or Operating Agreement of Buyer Parent or Buyer, (2) any material note, instrument, agreement, mortgage, lease, license, franchise, permit or other authorization, right, restriction or obligation to which Buyer Parent, Buyer or any Member is a party or any of its on their properties is subject or by which Buyer or any Member is bound, (3) any Court Order to which Buyer Parent, Buyer or any Member is a party or by which it is bound or (4) any Requirements of Laws affecting Buyer Parent, Buyer or any Member; or

           (ii)  require the approval, consent, authorization or act of, or the making by Buyer Parent, Buyer or any Member of any declaration, filing or registration with, any Person.

        6.3.    No Finder.    Neither Buyer Parent, Buyer, any Member nor any Person acting on its behalf has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement.

        6.4.    No Proceedings.    There is no action, suit or proceeding pending, or to the Knowledge of Buyer threatened, against Buyer Parent, Buyer or any Member which questions the legality, or propriety of the transactions contemplated by this Agreement.

        6.5.    Compliance with WARN Act.    Buyer Parent and Buyer assume all responsibilities for any notices or liability which may be required by or arise under the Worker Adjustment and Retraining Notification Act, 29 U.S.C. §2101 et seq (the "WARN Act") as a result of the transactions contemplated by this Agreement; provided that Seller shall not take any action prior to the Closing Date to cause any employees to be included in an " employment loss" for purposes of the WARN Act, without the prior written consent of Buyer.

        6.6.    Antitrust Compliance.    As of the Closing, (i) no Person or entity owns 50% or more of the aggregate membership interests or other equity interests of Buyer Parent or has the right to 50% or more of Buyer Parent's profits or assets upon dissolution, (ii) neither Buyer nor Buyer Parent has a regularly prepared balance sheet or annual statement of income or (iii) the value of all assets held by Buyer and Buyer Parent (less all cash that will be used as consideration for the Purchased Assets, and less all cash that will be used for expenses incidental to the acquisition of the Purchased Assets), is less than $10,000,000. There is no required filing under the HSR Act, and no applicable waiting period under the HSR Act, as a result of the transactions contemplated by this Agreement.

ARTICLE VII

ADDITIONAL AGREEMENTS

        7.1.    Additional Payments.    (a) In the event that within one year after the Closing Date Buyer Parent, Buyer or their respective successors or assigns or holders of membership interests or other interests in Buyer Parent, Buyer or their respective successors or assigns consummate or enter into a written agreement, letter of intent or written understanding with respect to any transaction involving a public offering of its equity securities, the sale of all or a substantial portion of its assets, the sale of membership interests or other equity interests (except as expressly permitted by this Section 7.1), or a merger, consolidation, recapitalization, reorganization, joint venture, partnership or other transaction involving the sale or other disposition of the Business (as operated by Buyer or its successors or assigns after the Closing Date), (a "Transaction") then, upon the closing of any such Transaction or Transactions, Buyer shall pay to Seller, simultaneously with such closing, an amount in cash equal to the excess, if any, of the Buyer Value (as defined below) over the Purchase Price; provided, however, that the foregoing shall not restrict in any way Buyer Parent or Buyer from engaging in any discussions prior to the first anniversary of the Closing Date, and the existence of such discussions shall not entitle Seller to any payments under this Section 7.1, so long as no such agreement, letter of intent or understanding is entered into or reached. As used herein "Buyer Value" shall mean an amount equal to the aggregate valuation of Buyer or its successors or assigns reflected in the Transaction or Transactions, including the amount of cash, the assumption of indebtedness and the fair value of all non-cash consideration received in the Transaction or Transactions (including, without limitation, all amounts paid or distributed to holders of membership interests, capital stock or other equity interests in the Company) less the aggregate purchase price of any acquisitions made by Buyer after the Closing. Notwithstanding the foregoing, a "Transaction" shall not include a sale by Buyer Parent of membership interests as part of (i) a capital raising transaction in which no member of Buyer Parent sells any membership interests, (ii) a business acquisition by Buyer Parent or Buyer of an unaffiliated third

Person, (iii) transfers of membership interests by individual members of Buyer Parent to unaffiliated third Persons constituting in the aggregate less than 10% of Buyer Parent's total membership interest in the aggregate or (iv) repurchases or redemptions of membership interests pursuant to that certain Securityholders' Agreement of Buyer Parent dated as of the date hereof, that certain Buy/Sell Agreement of Buyer Parent dated as of the date hereof, or that certain Limited Liability Company Agreement of Buyer Parent dated as of the date hereof. Any payment made pursuant to this Section 7.1 shall be treated by Parent, Seller, Buyer Parent and Buyer as an increase to the Purchase Price.

        7.2.    Taxes.    (a) Seller and Parent shall be jointly and severally liable for and shall pay all Taxes (whether assessed or unassessed) applicable to the Business, the Purchased Assets and each Subsidiary whose stock is being purchased by Buyer pursuant to this Agreement, in each case attributable to periods (or potions thereof) ending on or prior to the Closing Date, including (i) all income Taxes of Seller or Parent arising in connection with the consummation of the transactions contemplated by this Agreement and (ii) any liability of Seller for the unpaid Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law) as a transferee or successor (by contract or otherwise). Buyer Parent and Buyer shall be jointly and severally liable for and shall pay all Taxes (whether assessed or unassessed) applicable to the Business, the Purchased Assets and each Subsidiary whose stock is being purchased by Buyer pursuant to this Agreement, in each case attributable to periods (or portions thereof) beginning after the Closing Date. For purposes of this paragraph (a), any period beginning before and ending after the Closing Date shall be treated as two partial periods, one ending on the Closing Date and the other beginning after the Closing Date except that Taxes (such as property Taxes) imposed on a periodic basis shall be allocated on a daily basis.

        (b)   Notwithstanding Section 7.2(a), any sales Tax, use Tax, real property transfer or gains Tax, documentary stamp Tax or similar Tax attributable to the sale or transfer of the Purchased Assets shall be paid by Buyer. Seller agrees to timely sign and deliver such certificates or forms as may be necessary or appropriate to establish an exemption from (or otherwise reduce), or make a report with respect to, such Taxes.

        (c)   Seller or Buyer, as the case may be, shall provide reimbursement for any Tax paid by one party all or a portion of which is the responsibility of the other party in accordance with the terms of this Section 7.2. Within a reasonable time prior to the payment of any said Tax, the party paying such Tax shall give notice to the other party of the Tax payable and the portion which is the liability of each party, although failure to do so will not relieve the other party from its liability hereunder.

        7.3.    Employees and Consultants.    Buyer shall offer employment or consultancy to employees or consultants of Seller (other than the employees listed on Schedule 2.3) on substantially the same terms as Seller currently employs such employee or consultant; provided that Buyer shall have no continuing obligation after the Closing Date to offer such employment or consultancy to or to employ or continue the employment or consultancy of any employee or consultant, or to maintain the compensation of any employee or consultant, at any particular level. Seller will retain Anitra Wood and Linda Bonner as employees of Seller and such employees will retain all benefits of employment, including medical insurance, short and long term disability and life insurance coverage. At such time as either employee is eligible to return to active service, Buyer shall extend to such employee an offer of employment.

        7.4.    New Members.    After the Closing, neither Buyer, Buyer Parent nor any of their Affiliates shall issue any securities to or admit as a member any person who is or was an employee, consultant or expert of Seller or Parent (or any of such Person's Affiliates) unless such Person has duly executed and delivered to Seller and Parent a Termination Agreement in the form of Exhibit F.

        7.5.    Change of Name.    After the Closing, Seller shall provide an amendment to the Articles of Incorporation of Seller, certified as of a date within three days after the Closing Date by the Secretary of State of the state of its incorporation, that Seller has changed its name from LECG, Inc. to a name not including "LECG", "Law and Economics" or any similar name.

        7.6.    Delivery of Funds.    (a) If Seller or Parent or any of their Affiliates receive any funds or other assets that are a part of the Purchased Assets ("Buyer Funds") after the Closing Date, Seller or Parent shall within five business days deliver such Buyer Funds to Buyer and take all steps necessary to vest title to such funds and assets in Buyer. The Seller and Parent hereby designate Buyer as their true and lawful attorney-in-fact, with full power to substitution, to execute or endorse for the benefit of Buyer any checks, notes or other documents received by the Seller or Parent in connection with any Buyer Funds. The Seller and Parent hereby acknowledge and agree that the power of attorney set forth in the preceding sentence is coupled with an interest, and further agree to execute and deliver to Buyer from time to time any documents or instruments reasonably requested by Buyer to evidence such power of attorney. Further, if Seller or Parent determines (either internally or after notification from a client) that a client overpaid Seller or Parent on invoices paid by such client prior to the Closing Date, excluding any accounts receivable or unbilled client amounts transferred to Buyer at Closing (an "Overpayment"), then, subject to recovery by Seller of any Excluded Expert Fees paid by Seller with respect to such invoices pursuant to Section 7.9, Seller or Parent, as the case may be, will promptly reimburse the client for the Overpayment and the obligation to repay to the client the Overpayment will be an Excluded Liability for purposes of Section 2.4 hereof.

        (b)   If Buyer, Buyer Parent or any of their Affiliates receive any funds or other assets of Parent or Seller that are part of the Excluded Assets ("Seller Funds") after the Closing Date, Buyer shall within five business days deliver such Seller Funds to Parent or Seller, as the case may be, or and take all steps necessary to vest title to such funds and assets in Parent or Seller, as the case may be. Buyer and Buyer Parent hereby designate Parent as their true and lawful attorney-in-fact, with full power of substitution, to execute or endorse for the benefit of Parent any checks, notes or other documents received by Buyer or Buyer Parent in connection with any Seller Funds. Buyer and Buyer Parent hereby acknowledge and agree that the power of attorney set forth in the preceding sentence is coupled with an interest, and further agree to execute and deliver to Parent from time to time any documents or instruments reasonably requested by Seller to evidence such power of attorney.

        7.7.    Directors and Officers Insurance.    Parent shall, for a period of not less than one year from the Closing Date, continue Parent's current directors and officers insurance policies and errors and omissions insurance policies (or a substantially comparable policy or policies) (the "Insurance") or, if such insurance coverage is not available, the best available coverage; provided, however, that Parent shall not be required to pay an annual premium for the Insurance in excess of the last annual premiums paid prior to the date hereof, but in such case shall purchase as much coverage as possible for such amount.

        7.8    Assigned Claims; Cooperation.    (a) Buyer Parent and Buyer hereby assign to Parent and Seller any claim, demand, right of recovery, cause of action or other right that Buyer Parent or Buyer has or may have against any Departed Employee arising prior to the Closing or against any Post-Closing Departed Employee (the "Assigned Claims").

        (b)   Buyer Parent, Buyer and each of their respective Affiliates shall assist and cooperate in all reasonable respects with Parent, Seller and their respective Affiliates to permit Parent and Seller to pursue any Excluded Employee Claim or any Assigned Claim including, without limitation, producing relevant documents and making available officers, employees and agents of Buyer Parent and Buyer as witnesses in connection with any proceeding with respect thereto. Parent or Seller shall reimburse Buyer Parent and Buyer for their reasonable and documented out-of-pocket costs incurred pursuant to this Section 7.8(b).

        7.9.    Payment of Excluded Expert Fees.    Seller shall pay, on approximately October 8, 2000 (but no later than October 15, 2000), the amounts due to experts of Seller (and not subject to dispute, although upon resolution of such dispute Seller shall promptly thereafter make the payment, after reflecting such resolution), except for Departed Experts, which are due on such date which arise from and relate specifically to an account receivable of Seller if (i) such account receivable was billed to a client of Seller prior to the Closing Date and collected from such client prior to the Closing Date and (ii) the funds so collected by Seller were retained by Seller as an Excluded Asset (any such payments being referred to herein as the "Excluded Expert Fees").

        7.10.    Transfer of Flexible Spending Accounts.    Promptly following the Closing Date, Seller will transfer to Buyer immediately available funds in an amount representing the net account balances of the flexible spending accounts of the employees of Buyer after the Closing Date under the Navigant Consulting, Inc. Flexible Benefits Plan. As soon as practicable Closing Date, Buyer agrees to (i) establish a successor cafeteria plan, which allows health care and dependent care flexible spending accounts; (ii) apply such transferred assets to the appropriate accounts for the benefit of such employees under such successor plan; and (iii) recognize for purposes of the successor plan all elections made by such employees with respect to their flexible spending accounts under the Navigant Consulting, Inc. Flexible Benefits Plan.

        7.11.    401(k) Plan.    As soon as practicable after the Closing Date, Seller agrees to take any and all actions necessary to identify Buyer as a "participating employer" under the Navigant Consulting, Inc. 401(k) Plan ("Seller's Plan"), and to notify the trustee and any other necessary party of such designation. As a participating employer under Seller's Plan, Buyer shall assume the responsibility for making contributions due to the Seller's Plan on behalf of employees of Buyer after the Closing Date in accordance with the terms of Seller's Plan, until such time as a plan-to-plan transfer of assets occurs in accordance with this Section 7.11.

        Buyer agrees to establish a defined contribution plan which is qualified under Section 401(a) of the Code ("Buyer's Plan"), effective no later than December 31, 2000. In accordance with the provisions of this paragraph, Seller agrees to cause the trustee of Seller's Plan to transfer to the trustee of Buyer's Plan the Total Transfer Amount (the date of such transfer being called the "Transfer Date"). The "Total Transfer Amount" shall be an amount equal to the account balances in Seller's Plan attributable to the participants in such plan that are employees of Buyer after the Closing Date and their beneficiaries, as shown on the valuation report for the monthly valuation date occurring on, or immediately before, the Transfer Date (excluding any amounts accrued as of such date but not yet contributed to the Seller's Plan, but including amounts contributed but not yet allocated to the accounts of such employees). The Total Transfer Amount shall take into consideration any distributions, in-service withdrawals or participant loans received by such employees from the Seller's Plan, including any such distributions, withdrawals or loans received after the Closing Date. The Total Transfer Amount shall be transferred to the Buyer's Plan entirely (1) in cash or other assets acceptable to the trustee of Buyer's Plan; and (2) notes which represent the participant loans of such employees.

        Seller shall cause the trustee of the Seller's Plan to make the plan-to-plan transfer of assets in an amount equal to the Total Transfer Amount as soon as practicable after (i) Buyer has established the Buyer's Plan and the trustee of the Buyer's Plan is prepared to accept such transfer, and (ii) Seller has completed the allocation of investment earnings on, and reconciliation of the account balances of participants and beneficiaries in the Seller's Plan as of the monthly valuation date occurring on, or immediately preceding, the Transfer Date, provided that such Transfer Date shall occur no later than February 1, 2001.

        Seller agrees to prepare and provide to Buyer, as soon as practicable following the Closing Date, a list of the employees of Buyer after the Closing Date who were participants in or otherwise entitled to benefits under the Seller's Plan, as of the Closing Date, together with a list of each such employee's term of service for eligibility and vesting purposes under the Seller's Plan, and a listing of such employee's account balance thereunder, and Buyer and Seller agree to provide one another with such additional information in the possession of one company and not already in the possession of the other as may be reasonably requested by either of them and necessary in order for Buyer to establish and administer the transferred account balances of such employees. In addition, with respect to any amounts payable prior to the Transfer Date by such employees on participant loans received from the Seller's Plan or as salary deferrals to Seller's Plan, Buyer shall execute whatever actions and make whatever arrangements may be necessary to permit the periodic repayment of such loan amounts through payroll deduction and the remittance of the loan payments and salary deferral contributions to the Seller's Plan.

        Before the expiration of the remedial amendment period that applies under Section 401(b) of the Code to the Buyer's Plan for determination of its initial qualification under Section 401(a) of the Code, Buyer will apply for a determination by the IRS to the effect that the Buyer's Plan satisfies the requirements for qualification under Section 401(a) of the Code, and Buyer shall take all reasonable actions to ensure continued qualification of the Buyer's Plan under Section 401(a) of the Code.

ARTICLE VIII

CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER PARENT AND BUYER

        The obligations of Buyer Parent and Buyer under this Agreement shall at the option of Buyer be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

        8.1.    No Misrepresentation or Breach of Covenants and Warranties.    There shall have been no Material breach by Parent or Seller in the performance of any of its covenants and agreements herein; each of the representations and warranties of Parent and Seller contained or referred to herein shall be true and correct in all Material respects on the Closing Date as though made on the Closing Date, except for changes therein specifically permitted by this Agreement or resulting from any transaction expressly consented to in writing by Buyer or any transaction permitted by Section 7.3.

        8.2.    No Restraint or Litigation.    No action, suit, investigation or proceeding shall have been instituted or threatened to restrain, prohibit or otherwise challenge the legality or validity of the transactions contemplated hereby.

        8.3.    Necessary Governmental Approvals.    The parties shall have received all approvals and actions of or by all Governmental Bodies which are necessary to consummate the transactions contemplated hereby and which are required to be obtained prior to the Closing by applicable Requirements of Laws.

        8.4.    Necessary Consents.    Seller shall have received consents, in form and substance reasonably satisfactory to Buyer, to the transactions contemplated hereby from the other parties to all contracts, Leases, agreements and permits to which Seller is a party or by which Seller or any of the Purchased Assets is affected and which are specified in Schedule 8.4 or are otherwise necessary to prevent a material adverse change in the Purchased Assets or the Business.

        8.5.    Delivery of Documents.    Parent and Seller will have made the deliveries required under Section 4.4.

ARTICLE IX

CONDITIONS PRECEDENT TO OBLIGATIONS OF PARENT AND SELLER

        The obligations of Parent and Seller under this Agreement shall, at the option of Parent and Seller, be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

        9.1.    No Misrepresentation or Breach of Covenants and Warranties.    There shall have been no Material breach by Buyer Parent or Buyer in the performance of any of its covenants and agreements herein; each of the representations and warranties of Buyer Parent and Buyer contained or referred to herein shall be true and correct in all Material respects on the Closing Date as though made on the Closing Date, except for changes therein specifically permitted by this Agreement or resulting from any transaction expressly consented to in writing by Parent.

        9.2.    No Restraint or Litigation.    No action, suit or proceeding shall have been instituted or threatened to restrain, prohibit or otherwise challenge the legality or validity of the transactions contemplated hereby.

        9.3.    Necessary Governmental Approvals.    The parties shall have received all approvals and actions of or by all Governmental Bodies which are necessary to consummate the transactions contemplated hereby and which are required to be obtained prior to the Closing by applicable Requirements of Laws.

        9.4.    Delivery of Documents.    Buyer Parent and Buyer will have made the deliveries required under Section 4.3.

ARTICLE X

INDEMNIFICATION

        10.1.    Indemnification by Parent and Seller.    Each of Parent and Seller jointly and severally agree to indemnify and hold harmless each Buyer Group Member from and against any and all Losses and Expense incurred by such Buyer Group Member in connection with or arising from:

            (i)  any breach by Parent or Seller of any of its covenants or agreements in this Agreement or in any Seller Ancillary Agreement;

           (ii)  any failure by Parent or Seller to perform any of its obligations in this Agreement or in any Seller Ancillary Agreement;

          (iii)  any breach of any warranty or the inaccuracy of any representation of Parent or Seller contained or referred to in this Agreement or any Seller Ancillary Agreement or any certificate delivered by or on behalf of Parent or Seller pursuant hereto;

          (iv)  the litigation described in Schedule 10.1; and

           (v)  any failure of Parent or Seller to pay or discharge the excluded liabilities described in Section 2.4;

provided, however, that (A) Parent and Seller shall be required to indemnify and hold harmless under clause (iii) of this Section 10.1 only to the extent that the aggregate amount of such Losses and Expense incurred by Buyer Group Members exceeds $250,000; and (B) the aggregate amount that Parent and Seller shall be required to indemnify and hold harmless under clause (iii) of this Section 10.1 shall not exceed $5,000,000.

        10.2.    Indemnification by Buyer Parent and Buyer.    Buyer Parent and Buyer jointly and severally agree to indemnify and hold harmless each Seller Group Member from and against any and all Losses and Expense incurred by such Seller Group Member in connection with or arising from:

            (i)  any breach by Buyer Parent, Buyer or any Member of any of its covenants or agreements in this Agreement or in any Buyer Ancillary Agreement;

           (ii)  any failure by Buyer Parent, Buyer or any Member to perform any of its obligations in this Agreement or in any Buyer Ancillary Agreement;

          (iii)  any breach of any warranty or the inaccuracy of any representation of Buyer Parent or Buyer contained or referred to in this Agreement or any Buyer Ancillary Agreement or in any certificate delivered by or on behalf of Buyer Parent and Buyer hereto; and

          (iv)  any failure by Buyer to assume and discharge any Assumed Liability;

provided, however, that (A) Buyer Parent and Buyer shall be required to indemnify and hold harmless under clause (iii) of this Section 10.2 (other than Loss and Expense incurred as a result of inaccuracies of the representations and warranties contained in Section 6.6) only to the extent that the aggregate amount of such Losses and Expense incurred by Parent and Seller exceeds $250,000; and (B) the aggregate amount that Buyer Parent and Buyer shall be required to indemnify and hold harmless under clause (iii) of this Section 10.2 shall not exceed $5,000,000.

        10.3.    Notice of Claims.    (a) Any Buyer Group Member or Seller Group Member (the "Indemnified Party") seeking indemnification hereunder shall give to the party obligated to provide indemnification to such Indemnified Party (the "Indemnitor") a notice (a "Claim Notice") describing in reasonable detail the facts giving rise to any claim for indemnification hereunder and shall include in such Claim Notice (if then known) the amount or the method of computation of the amount of such claim, and a reference to the provision of this Agreement or any other agreement, document or instrument executed hereunder or in connection herewith upon which such claim is based; provided, that a Claim Notice in respect of any action at law or suit in equity by or against a third Person as to which indemnification will be sought shall be given promptly after the action or suit is commenced; provided further that failure to give such notice shall not relieve the Indemnitor of its obligations hereunder except to the extent it shall have been prejudiced by such failure.

        (b)   After the giving of any Claim Notice pursuant hereto, the amount of indemnification to which an Indemnified Party shall be entitled under this Article XI shall be finally determined: (i) by the written agreement between the Indemnified Party and the Indemnitor or (ii) pursuant to the provisions of Section 11.14; or (iii) by any other means to which the Indemnified Party and the Indemnitor shall agree. The Indemnified Party shall have the burden of proof in establishing the amount of Loss and Expense suffered by it.

        (c)   In calculating any Loss or Expense there shall be deducted any insurance recovery in respect thereof, whether such recovery is made by Parent, Seller, Buyer Parent or Buyer.

        10.4.    Third Person Claims.    (a) If any third Person claim, action or suit is brought as to which indemnification will be sought pursuant to this Agreement (a "Third Party Claim") and (i) the Third Party Claim is solely for money damages and such Third Party Claim will have no continuing effect in any material respect on the business or assets or the Indemnified Party and (ii) the amount claimed pursuant to such Third Party Claim or the potential liability arising out of such Third Party Claim (in the judgment of the Indemnified Party) does not, after taking into account all other indemnification obligations of the Indemnitor pursuant to this Agreement, exceed the Indemnitor's maximum indemnification obligations pursuant to this Agreement, then the Indemnitor shall be entitled to participate in the defense of such Third Party Claim and, if the Indemnitor so chooses (and provided that the Indemnitor so notifies the Indemnified Party in writing within ten (10) days after delivery of the Claim Notice with respect to such Third Party Claim and acknowledges the Indemnitor's obligation to indemnify the Indemnified Party with respect to such Third Party Claim), to assume primary responsibility for the defense, compromise or settlement of such Third Party Claim, with counsel selected by the Indemnitor and not reasonably objected to by the Indemnified Party. If the Indemnitor assumes such responsibility as set forth in this paragraph, then (x) in no event shall the Indemnified Party admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the Indemnitor's prior written consent and (y) the Indemnified Party shall be entitled to participate in, but not control, the defense of such Third Party Claim with its own counsel at its own expense. If the Indemnitor does not assume such responsibility as described above, the Indemnified Party may defend, compromise or settle such Third Party Claim in such manner as it may deem appropriate (including without limitation, settling such claim on such terms as the Indemnified Party may deem appropriate). Notwithstanding the foregoing, the Indemnified Party shall have the right to defend, compromise or settle any Third Party Claim described in this Section 11.4(a) if the Indemnified Party waives in writing any right to indemnification by the Indemnitor with respect to such Third Party Claim.

        (b)   If any Third Party Claim is brought as to which indemnification will be sought pursuant to this Agreement (other than a Third Party Claim described in clauses (i) and (ii) of Section 10.4(a)), the Indemnified Party shall have the right to defend, compromise or settle such Third Party Claim, with counsel selected by the Indemnified Party and not reasonably objected to by the Indemnitor. If the Indemnified Party defends such Third Party Claim as set forth in this paragraph, then (i) in no event shall the Indemnitor admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the Indemnified Party's prior written consent and (ii) the Indemnitor shall be entitled to participate in, but not control, the defense of such Third Party Claim with its own counsel and at its own expense. If the Indemnified Party does not defend such Third Party Claim, the Indemnitor may defend, compromise or settle such Third Party Claim in such manner as it may deem appropriate (including, without limitation, settling such Third Party Claim, after giving twenty (20) days prior written notice of such settlement to the Indemnified Party, on such terms as the Indemnitor may deem appropriate).

        (c)   In the event that, pursuant to Section 10.4(b), the Indemnified Party defends any Third Party Claim and the Indemnified Party proposes to settle such Third Party Claim for an amount which, after taking into account all other indemnification obligations of the Indemnitor pursuant to this Agreement, exceeds the Indemnitor's maximum indemnification obligations pursuant to this Agreement, then, provided that the Indemnitor has acknowledged its obligation to indemnify the Indemnified Party, the Indemnified Party shall give the Indemintor twenty (20) days prior written notice of such proposed settlement. The Indemnitor shall notify the Indemnified Party prior to the end of such twenty (20) day period whether the Indemnitor accepts or rejects such proposed settlement; provided, however, that notwithstanding anything to the contrary contained in this Agreement (including any limitation on the liability of the Indemnitor otherwise provided in this Agreement), if the Indemnitor rejects such proposed settlement, the Indemnitor shall be liable for, and shall prior to the expiration of such 20-day period post a performance bond, letter of credit or other similar security (in any such case containing terms and conditions acceptable to the Indemnified Party in its sole discretion) in an amount which equals the amount by which (i) the amount claimed pursuant to such Third Party Claim or, if greater, the potential liability arising out of such Third Party Claim (in the good faith judgment of the Indemnified Party) exceeds (ii) the portion of the proposed settlement that the Indemnified Party would be required to pay and not be indemnified for pursuant to such proposed settlement.

        (d)   The party having primary responsibility for the defense of any Third Party Claim shall at all times keep the other party informed as to the status of such Third Party Claim. The party not having primary responsibility for the defense of any Third Party Claim shall cooperate fully with the party having such responsibility in connection with such defense, including, without limitation, furnishing such records, information and testimony and attending such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested.

        10.5.    Set-Off.    If the amount of indemnification to which an Indemnified Party shall be entitled to under this Article X shall be finally determined by (i) written agreement between the Indemnified Party and the Indemnitor or (ii) a final judgment of a court (after the time for appeal, if any, shall have expired and no appeal shall have been taken or when all appeals taken shall have been finally determined), then the Indemnified Party shall be entitled to set off such amount against any payment it may be obligated to make to the Indemnitor, to the extent that such payment has not been made by the Indemnitor.

ARTICLE XI

GENERAL PROVISIONS

        11.1.    Survival of Obligations.    All representations, warranties, covenants and obligations contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement; provided that no party shall be entitled to make a claim for indemnification (other than a claim based on inaccuracies of the representations and warranties contained in Section 6.6 or a claim based on Section 7.1 or Schedule 10.1) unless such party shall have given the other parties written notice of such claim prior to the first anniversary of the Closing Date.

        11.2.    Confidential Nature of Information.    Each party agrees that it will treat in confidence all documents, materials and other information which it shall have obtained regarding the other party during the course of the negotiations leading to the consummation of the transactions contemplated hereby (whether obtained before or after the date of this Agreement), the investigation provided for herein and the preparation of this Agreement and other related documents, and, in the event the transactions contemplated hereby shall not be consummated, each party will return to the other party all copies of nonpublic documents and materials which have been furnished in connection therewith. Such documents, materials and information shall not be communicated to any third Person (other than, in the case of Buyer Parent and Buyer, to their counsel, accountants, financial advisors or lenders, and in the case of Parent and Seller, to their counsel, accountants or financial advisors). No other party shall use any confidential information in any manner whatsoever except solely for the purpose of evaluating the proposed purchase and sale of the Purchased Assets; provided, however, that after the Closing Buyer Parent and Buyer may use or disclose any confidential information included in the Purchased Assets or otherwise reasonably related to the Business or the Purchased Assets and Seller and Parent will be obligated to preserve the confidential information included in the Purchased Assets and otherwise reasonably related to the Business or the Purchased Assets as confidential information of Buyer. If a party (the "Recipient") is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose the confidential information of another party (the "Disclosing Party"), the Recipient must provide the Disclosing Party with prompt notice of such request(s) so the Disclosing Party may seek an appropriate protective order or other appropriate remedy and/or waive compliance with the confidentiality provisions of this Agreement. In the event that such protective order or other remedy is not obtained, or the Disclosing Party grants a waiver hereunder, the Recipient may furnish that portion (and only that portion) of the confidential information which it is legally compelled to disclose and must exercise its reasonable efforts to obtain reliable assurance that confidential treatment will be accorded any confidential information so furnished. The obligation of each party to treat such documents, materials and other information in confidence shall not apply to any information which (i) is or becomes available to such party from a source other than such party, (ii) is or becomes available to the public other than as a result of disclosure by such party or its agents, (iii) is required to be disclosed under applicable law or judicial process, but only to the extent it must be disclosed, or (iv) such party reasonably deems necessary to disclose to obtain any of the consents or approvals contemplated hereby. Money damages would be both incalculable and an insufficient remedy for any breach of this Section 11.2 by a party and any such breach would cause another party irreparable harm. In the event of any breach or threatened breach of this Section 11.2, in addition to any other remedies at law or in equity it may have, a party will be entitled to seek, without the requirement of posting a bond or other security, equitable relief, including injunctive relief and specific performance.

        11.3.    No Public Announcement.    No party may issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written consent of all other parties; provided, however, that a party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing party will use its best efforts to advise the other parties prior to making that disclosure).

        11.4.    Notices.    All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered when delivered personally or when sent by registered or certified mail or by private courier addressed as follows:

      If to Buyer Parent or Buyer, to:

      LECG, LLC
      2000 Powell Street
      Suite 600
      Emeryville, CA 94608
      Attention: David Teece

      with a copies to:

      Folger Levin & Kahn, LLP
      275 Battery Street, 28th Floor
      San Francisco, CA 94111
      Attention: Teressa K. Lippert
                         and
      Thoma Cressey Equity Partners
      600 Montgomery Street, 27th Floor
      San Francisco, CA 94111
      Attention: Jeanne Plessinger

      If to Parent or Seller, to:

      Navigant Consulting, Inc.
      615 North Wabash Avenue
      Chicago, Illinois 60611
      Attention: Philip Steptoe

      with a copy to:

      Sidley & Austin
      One First National Plaza
      Chicago, Illinois 60603
      Attention: Steven Sutherland

or to such other address as such party may indicate by a notice to the other party hereto.

        11.5.    Successors and Assigns.    (a) Following the Closing, no party may assign any of its rights hereunder without the prior written consent of the others and, in any event, any permitted assignment shall not relieve the assigning party of its obligations hereunder.

        (b)   This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any Person other than the parties and successors and assigns permitted by this Section 11.5 any right, remedy or claim under or by reason of this Agreement.

        11.6    Access to Records after Closing.    For a period of six years after the Closing Date, Parent and Seller, and their representatives shall have reasonable access to all of the books and records of Seller transferred to Buyer hereunder to the extent that such access may reasonably be required by Parent or Seller in connection with matters relating to or affected by the operations of Seller prior to the Closing Date. Such access shall be afforded by Buyer upon receipt of reasonable advance notice and during normal business hours. Parent and Seller shall be solely responsible for any costs or expenses incurred by them pursuant to this Section 11.6. If Buyer shall desire to dispose of any of such books and records prior to the expiration of such six-year period, Buyer shall, prior to such disposition, give Parent and Seller a reasonable opportunity, at their expense, to segregate and remove such books and records as they may select.

        For a period of six years after the Closing Date, Buyer Parent, Buyer and their representatives shall have reasonable access to all of the books and records relating to the Business which Parent or Seller may retain after the Closing Date (including any corporate books and stock transfer books of Seller) to the extent such access may reasonably be required by Buyer Parent or Buyer in connection with matters relating to or affected by the operations of Seller prior to the Closing Date. Such access shall be afforded by Parent or Seller upon receipt of reasonable advance notice and during normal business hours. Buyer Parent and Buyer shall be solely responsible for any costs and expenses incurred by them pursuant to this Section 11.6. If Parent or Seller shall desire to dispose of any of such books and records prior to the expiration of such six-year period, it shall, prior to such disposition, give Buyer Parent and Buyer a reasonable opportunity, at their expense, to segregate and remove such books and records as they may select.

        11.7.    Entire Agreement: Amendments.    This Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained herein or therein, and supersedes all prior agreements, understandings or letters of intent between or among any of the parties hereto, including without limitation the letter of intent dated May 22, 2000 among Parent, Seller, David Teece and David Kaplan. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the parties hereto.

        11.8.    Interpretation.    Article titles and headings to sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. The Schedules and Exhibits referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein.

        11.9.    Waivers.    Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

        11.10.    Expenses.    Each party hereto will pay all costs and expenses incident to its negotiation and preparation of this Agreement and to its performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with, including the fees, expenses and disbursements of its counsel and accountants.

        11.11.    Partial Invalidity.    Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

        11.12.    Execution in Counterparts.    This Agreement may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties hereto and delivered to each of Parent, Buyer, Buyer Parent and Seller.

        11.13.    Governing Law.    This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of Illinois.

        11.14.    Dispute Resolution.    Any dispute, controversy or claim (including any dispute arising under Article X of this Agreement), whether based on contract, tort, statute, fraud, misrepresentation or any other legal theory (a "Dispute") between Parent or Seller, on the one hand, and Buyer Parent or Buyer, on the other hand (including their respective Affiliates) arising out of or relating to this Agreement, any obligations hereunder or the relationship of the parties under Agreement shall be resolved first in accordance with the procedures described in this Section. The parties hereto agree to establish an internal hierarchy to facilitate resolution of these issues as set forth below:

          (a)   Upon written request of either Parent or Seller, on the one hand, or Buyer Parent or Buyer, on the other hand, each will appoint a designated representative whose task it will be to meet for the purpose of endeavoring to resolve such Dispute.

          (b)   The designated representatives shall meet as often as the parties reasonably deem necessary to discuss the Dispute in an effort to resolve the Dispute without the necessity of any formal proceeding. During the discussions, all reasonable requests by a party to another party for non-privileged information reasonably related to the Dispute shall be honored in order that each party may be fully advised of the other party's position.

          (c)   Formal proceedings in a court of law for the resolution of a Dispute may not be commenced until the earlier of:

      (i)
      the designated representatives concluding in good faith that amicable resolution through continued negotiation of the matter does not appear likely; or

      (ii)
      the expiration of the fifteen (15) day period immediately following the initial request to negotiate the Dispute;

provided, however, that this Section 11.14 will not be construed to prevent a party from instituting formal proceedings earlier to avoid the expiration of any applicable limitations period or to preserve a superior position with respect to other creditors.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

NAVIGANT CONSULTING, INC.
By	/s/ JEFFREY H. STOECKLEIN Jeffrey H. Stoecklein Vice President
LECG, INC.
By	/s/ PHILIP P. STEPTOE Philip P. Steptoe Vice President
LECG HOLDING COMPANY, LLC
By	/s/ J. GEOFFREY COLTON J. Geoffrey Colton Secretary
LECG, LLC
By:	LECG HOLDING COMPANY, LLC
	By	/s/ J. GEOFFREY COLTON J. Geoffrey Colton Secretary

Schedule

1.1 Agreed Accounting Principles

None

Schedule

2.1 (c) Real Estate Leases

Attached

Schedule 2.1 (c)

Real Estate Leases

Los Angeles, CA

Emeryville, CA

Washington, D.C.

Evanston, IL

Cambridge, MA

New York, NY

College Station, TX

Salt Lake, City, UT

Toronto, Canada

London, England

Wellington, New Zealand

Buenos Aires, Argentina

Schedule

2.1 (d) NCI Assets Being Purchased

Attached

Schedule 2.1 (d)

September 21, 2000

4:01 PM

Navigant Consulting, Inc.

NET BOOK VALUE REPORT

Book: Internal   FY: December

SYS No	Co Asset No	Desc	In-Svc Date	Dep Meth	Rem Life	Unadjusted Basis - 5179	Salvage Value	Curr Thru	Current Accum Depreciation	Sec 179	Net Bk Value	Pct Dep

005810		WinNT Serv	04/04/00	SLMM	02 07	1012.86	0.00	08/00	140.67	0.00	872.19	13.9
005838		Cisco 2924	04/11/00	SLMM	02 07	2527.43	0.00	08/00	351.03	0.00	2176.40	13.9
005852		Thinkpad 5	12/30/99	SLMM	02 04	2779.63	0.00	08/00	617.69	0.00	2161.94	22.2
005853		(2) F3/500	11/09/99	SLMM	02 02	29?5.99	0.00	08/00	829.44	0.00	2156.55	27.8
005859		Smt Array	11/23/99	SLMM	02 03	3682.79	0.00	08/00	320.71	0.00	2752.08	25.0
005870		(4) Keyboa	12/15/99	SLMM	02 03	5312.91	0.00	08/00	1326.22	0.00	3984.69	25.0
005871		(4) Rack/K	12/16/99	SLMM	02 04	10279.42	0.00	08/00	2264.31	0.00	7995.11	22.2
005873		(15) EX-AM	12/22/99	SLMM	02 04	1065.20	0.00	08/00	236.71	0.00	82?.49	22.2
005875		IBM Deskto	12/22/99	SLMM	02 04	2220.10	0.00	08/00	493.35	0.00	1726.75	22.2
005891		IBM 570, 6	12/2?/99	SLMM	02 04	3233.07	0.00	08/00	718.46	0.00	2514.61	22.2
005896		IBM 570 -	12/29/99	SLMM	02 04	3052.65	0.00	08/00	678.36	0.00	2374.29	22.2
005897		64 MB Ram,	12/29/99	SLMM	02 04	1151.78	0.00	08/00	255.95	0.00	895.83	22.2
005902		IBM 570, 6	01/03/00	SLMM	02 04	4012.80	0.00	08/00	?91.73	0.00	3121.07	22.2
005935		HP SOON -	01/13/00	SLMM	02 04	1950.00	0.00	08/00	433.33	0.00	1516.67	22.2
005939		PC 300 GL	01/14/00	SLMM	02 04	26577.60	0.00	08/00	5906.13	0.00	20671.47	22.2
005940		TP 570 Vlt	01/19/00	SLMM	02 05	170.35	0.00	08/00	33.12	0.00	137.23	19.4
005941		(16) 64 MB	01/13/00	SLMM	02 04	9065.70	0.00	08/00	2014.60	0.00	7051.10	22.2
005954		IBM Thinkp	01/07/00	SLMM	02 04	3061.56	0.00	08/00	680.34	0.00	23?1.22	22.2
005959		Completion	01/14/00	SLMM	02 04	13069.22	0.00	08/00	2904.27	0.00	10164.95	22.2
005960		Port Fast	01/20/00	SLMM	02 05	13372.90	0.00	08/00	2600.29	0.00	10772.61	19.4
005961		Installatl	01/14/00	SLMM	02 04	8841.69	0.00	08/00	1964.82	0.00	6876.87	22.2
005962		Rackmount	01/31/00	SLMM	02 05	9122.64	0.00	08/00	1773.89	0.00	7348.95	19.4
005964		(15) Ean68	01/03/00	SLMM	02 04	3011.6?	0.00	08/00	224.82	0.00	786.?6	22.2
005965		P2 Pent II	01/05/00	SLMM	02 04	223.86	0.00	08/00	49.74	0.00	174.12	22.2
006006		TEAD Selec	01/20/00	SLMM	02 05	1188.99	0.00	08/00	231.19	0.00	957.?0	19.4
006017		Server Upg	09/30/99	SLMM	02 01	7189.24	0.00	08/00	2196.70	0.00	4992.54	30.6
006045		(5) MXA 00	02/10/00	SLMM	02 05	1694.11	0.00	08/00	329.41	0.00	1364.70	19.4
006046		MAtrix 500	02/16/00	SLMM	02 06	21579.64	0.00	08/00	3596.61	0.00	17983.03	16.7
006047		Ethernet 2	02/03/00	SLMM	02 05	1790.35	0.00	08/00	34?.12	0.00	1442.23	19.4
006048		Prolient 1	12/16/99	SLMM	02 04	657.08	0.00	08/00	146.02	0.00	511.06	22.2
006076		(2) 9.1 GB	02/27/00	SLMM	02 06	1518.76	0.00	08/00	253.13	0.00	1265.63	16.7
006077		DLT 35/70	03/29/00	SLMM	02 07	5619.77	0.00	08/00	780.52	0.00	4839.25	13.9
006078		7 pk Tape	03/29/00	SLMM	02 07	2217.43	0.00	08/00	307.98	0.00	1909.45	13.9
006079		Prolient 1	03/29/00	SLMM	02 07	16241.19	0.00	08/00	2255.72	0.00	13905.47	13.9
006080		(4) Lector	03/06/00	SLMM	02 06	265.72	0.00	08/00	44.26	0.00	221.44	16.7
006082		Prolient 8	02/04/00	SLMM	02 05	20895.40	0.00	08/00	4062.99	0.00	16?32.41	19.4
006083		Pentium II	02/10/00	SLMM	02 05	3200.24	0.00	08/00	622.26	0.00	2577.98	19.4
006131		IBM 570 -	01/19/00	SLMM	02 05	2996.25	0.00	08/00	582.61	0.00	2413.64	19.4
006149		256 MB RAM	05/24/00	SLMM	02 09	1264.00	0.00	08/00	105.33	0.00	1158.67	8.3

Class C				Count=	39	218102	0		44195	0	173907
Less disposals						0	0		0	0	0

Net						218102	0		44195	0	173907

Grand Total				Count=	39	218102	0		44195	0	173907

1

SYS No	Co Asset No	Desc	In-Svc Date	Dep Meth	Rem Life	Unadjusted Basis - 5179	Salvage Value	Curr Thru	Current Accum Depreciation	Sec 179	Net Bk Value	Pct Dep

Less disposals						0	0		0	0	0

Net						218102	0		44195	0	173907

Calculation Assumptions

Book	Short Years	Midquarter Convention	Adjustment Convention
Internal	[N]	[N]	None

Asset Grouping/Sorting

Group: 2000 Additions

Include Assets that meet the following conditions:

Company Name is LECG

Sort Assets by:

Class in ascending order and report subtotals

2

Schedule

2.1(k) Employees/ Consultants

DELLEPIANE, SANTIAGO	BUENOS AIRES, ARGENTINA
GARCIA TORRES, MARCELA	BUENOS AIRES, ARGENTINA
ORTENZI, THOMAS A	BUENOS AIRES, ARGENTINA
PALEY, NORMA	BUENOS AIRES, ARGENTINA
SPIES, ANDREA	BUENOS AIRES, ARGENTINA
BOGUSLASKI, CHARLES R	CAMBRIDGE, MA
BRODERICK, ERIN A	CAMBRIDGE, MA
CADWALADER, MICHAEL D	CAMBRIDGE, MA
CAMACHO, JASPER L	CAMBRIDGE, MA
CHANDLEY, JOHN D	CAMBRIDGE, MA
COLLINS, KEITH N	CAMBRIDGE, MA
FARMER, JOHNNIE	CAMBRIDGE, MA
FENESTOR, TANYA	CAMBRIDGE, MA
GEER, HILAH H	CAMBRIDGE, MA
GONAZALEZ-PALOMARES, ANA L	CAMBRIDGE, MA
HARTSHORN, ANDREW P	CAMBRIDGE, MA
HARVEY, SCOTT M	CAMBRIDGE, MA
HOGAN, WILLIAM W	CAMBRIDGE, MA
JANKOWSKI, JOHN R	CAMBRIDGE, MA
JIMINEZ, CHRISTINE	CAMBRIDGE, MA
KASPER, DANIEL M	CAMBRIDGE, MA
KUNKLE, MATTHEW D	CAMBRIDGE, MA
LEE, DARIN N	CAMBRIDGE, MA
POPE, SUSAN L	CAMBRIDGE, MA
RYTHER, CHRISTIAN C	CAMBRIDGE, MA
VANDERHART, JENNIFER K	CAMBRIDGE, MA
ABDALA, MANUEL A	COLLEGE STATION, TX
CHEN, ANDREW H	COLLEGE STATION, TX
ELMER, NICOLE A	COLLEGE STATION, TX
HICKMAN, BRENDA M	COLLEGE STATION, TX
MANESS, ROBERT S	COLLEGE STATION, TX
NAJVAR, DAVID J	COLLEGE STATION, TX
NEIDEFFER, MATTHEW T	COLLEGE STATION, TX
NOFFSKER, BRADLEY E	COLLEGE STATION, TX
RONN, EHUD I	COLLEGE STATION, TX
THOMAS, YONDELL J	COLLEGE STATION, TX
WHALEY, KAREN M	COLLEGE STATION, TX
WOOD, ANITRA B	COLLEGE STATION, TX
ADAMS, NANCY P	EMERYVILLE, CA
AKEMANN, MICHAEL P	EMERYVILLE, CA
ALPER, ROMAN	EMERYVILLE, CA
ALZARO, NAFEZ J	EMERYVILLE, CA
ANDERSON, ERIK	EMERYVILLE, CA
ANDRADE, DAVID	EMERYVILLE, CA
BAJAJ, MUKESH	EMERYVILLE, CA
BARNES, KAREN	EMERYVILLE, CA
BONDOC, ELSIE G	EMERYVILLE, CA
BULLIS, ROSEANNA	EMERYVILLE, CA
CARNALL, MICHAEL A	EMERYVILLE, CA

COLATOSTI, MARK	EMERYVILLE, CA
COLTON, GEOFF	EMERYVILLE, CA
CORREA, LUIZ F	EMERYVILLE, CA
DARNLEY, FRANCES R	EMERYVILLE, CA
DICKEY, BRET M	EMERYVILLE, CA
DONNERT, NIKLAS	EMERYVILLE, CA
ELGIN, MEREDITH B	EMERYVILLE, CA
FENG, KAROLEEN	EMERYVILLE, CA
FITZSIMMONS, WILLIAM L	EMERYVILLE, CA
FLYNN, MICHAEL A	EMERYVILLE, CA
FOOS (FIFIELD), KATHARINE R	EMERYVILLE, CA
GALDAMEZ, KARINA	EMERYVILLE, CA
GAZERANI, MASOUD	EMERYVILLE, CA
GILBERT, RICHARD	EMERYVILLE, CA
GREEN, JAMES R	EMERYVILLE, CA
GRIFFIN, PAUL	EMERYVILLE, CA
GROVES, CHRISTOPHER E	EMERYVILLE, CA
HAMASAKI, SHOGO	EMERYVILLE, CA
HAMM, WILLIAM G	EMERYVILLE, CA
HANSEN, NOEL F	EMERYVILLE, CA
HARRIS, ROBERT G	EMERYVILLE, CA
HATCHETT, KIM L	EMERYVILLE, CA
HEIN, JOYCE L	EMERYVILLE, CA
HENRY, LWUHAN	EMERYVILLE, CA
HERNANDEZ, LILIANA	EMERYVILLE, CA
HINES, FRANCES M	EMERYVILLE, CA
HUANG, KELVIN	EMERYVILLE, CA
HUTCHISON, CLAUDE B	EMERYVILLE, CA
ILIZALITURRI, JULISSA F	EMERYVILLE, CA
INGBERMAN, DANIEL E	EMERYVILLE, CA
ISOM, TONYA L	EMERYVILLE, CA
JENKINS, ALISON	EMERYVILLE, CA
JORDE, THOMAS	EMERYVILLE, CA
KAN, KEVIN L	EMERYVILLE, CA
KANG, ROGER J	EMERYVILLE, CA
KANG, YONG-JOO	EMERYVILLE, CA
KOS, ALEXANDER I	EMERYVILLE, CA
KUAN, CHI-YI	EMERYVILLE, CA
LANGENFELD, JAMES	EMERYVILLE, CA
LASHELL, LINDSAY D	EMERYVILLE, CA
LEDERMAN, JAIMEE	EMERYVILLE, CA
LEI, SUZANNA	EMERYVILLE, CA
LENT, LORI S	EMERYVILLE, CA
LYCETT, SUEZ M	EMERYVILLE, CA
MAKLER, HARRY	EMERYVILLE, CA
MAZUMDAR, SUMON C	EMERYVILLE, CA
MCDERMOTT, ANN K	EMERYVILLE, CA
MCGRORY, MARY D	EMERYVILLE, CA
MCKEE, GREG J	EMERYVILLE, CA
MICHON, SEEMA	EMERYVILLE, CA
MISAKA, ANNE M	EMERYVILLE, CA
MORALES, RYAN	EMERYVILLE, CA

MOSLEY, REGINALD	EMERYVILLE, CA
MUIR, BONNIE K	EMERYVILLE, CA
NACH-TWEY, GREGORY J	EMERYVILLE, CA
NADEL, ERNEST	EMERYVILLE, CA
NORDBY, KELLY K	EMERYVILLE, CA
O’BRIEN, VINCENT E	EMERYVILLE, CA
O’NEILL, JACQUELINE	EMERYVILLE, CA
PLEATSIKAS, CHRISTOPHER	EMERYVILLE, CA
RANDLETT, THOMAS E	EMERYVILLE, CA
RASCHER, DANIEL A	EMERYVILLE, CA
RATLIFF, JAMES D	EMERYVILLE, CA
RAVAL, NETIKA R	EMERYVILLE, CA
REED, MELANIE	EMERYVILLE, CA
ROBINETT, JAMES	EMERYVILLE, CA
ROSE, JULIE	EMERYVILLE, CA
RUBINFELD, DANIEL L	EMERYVILLE, CA
SALINERO, SHELLEY R	EMERYVILLE, CA
SANDHU, PAUL	EMERYVILLE, CA
SCHIFF, ERIC T	EMERYVILLE, CA
SCHMIDT, RONALD H	EMERYVILLE, CA
SCHWARZ, ANDREW D	EMERYVILLE, CA
SHAH, TIKO	EMERYVILLE, CA
SHARABY, SARI	EMERYVILLE, CA
SHELLY, ERICH	EMERYVILLE, CA
SHERRY, EDWARD F	EMERYVILLE, CA
SPARKS, MICHELLE D	EMERYVILLE, CA
SPILLER, ADDY	EMERYVILLE, CA
SPILLER, PABLO T	EMERYVILLE, CA
ST. PETERS, LORI	EMERYVILLE, CA
STALDER, SHEILA	EMERYVILLE, CA
STUMP, DEBRA	EMERYVILLE, CA
SU, YINGTING	EMERYVILLE, CA
TATOS, TED	EMERYVILLE, CA
TEECE, DAVID J	EMERYVILLE, CA
TEISCH, ABIGAIL	EMERYVILLE, CA
TUTOR, JUDITH A	EMERYVILLE, CA
TYSON, LAURA D	EMERYVILLE, CA
UNNI, SANJAY	EMERYVILLE, CA
VERMA, AVINASH K	EMERYVILLE, CA
WEIXELMANN, JULIE	EMERYVILLE, CA
WILEY, KARLA	EMERYVILLE, CA
WILKINS, DENISE E	EMERYVILLE, CA
WILSON, CHERYL C	EMERYVILLE, CA
WINN RASNER, MIEMIE	EMERYVILLE, CA
WITTMANN, MARION	EMERYVILLE, CA
YOUNG, MEREDITH L	EMERYVILLE, CA
YU, ADAM	EMERYVILLE, CA
KELLER, CHAD	EMERYVILLE, CA
OLIVER, STEVE	EMERYVILLE, CA
ARON, DEBRA J	EVANSTON, IL
BARBETTA, VINCENZO E	EVANSTON, IL
BURNSTEIN, DAVID E	EVANSTON, IL

CORBETT, MICHAELYN C	EVANSTON, IL
DANIES, ANA C	EVANSTON, IL
FRANKEL, ALAN S	EVANSTON, IL
GREEN, GORDON R	EVANSTON, IL
GYFTEAS, PETER B	EVANSTON, IL
HOUMPAVLIS, SPIRO J	EVANSTON, IL
JAMES, LAURISSA L	EVANSTON, IL
JOHANSON, DAVID E	EVANSTON, IL
LI, WENQING	EVANSTON, IL
MCINTYRE, LAURA L	EVANSTON, IL
NEMETH, MADELINE M	EVANSTON, IL
PALMER, WILLIAM C	EVANSTON, IL
PAMPUSH, FRANK X	EVANSTON, IL
PANZAR, JOHN C	EVANSTON, IL
PHELPS, CURTIS M	EVANSTON, IL
ROHLMAN, ALISSA H	EVANSTON, IL
SCALISE, CRAIG T	EVANSTON, IL
TALBERT, NANCY L	EVANSTON, IL
WHITE, WILLIAM D	EVANSTON, IL
WILDMAN, STEVEN S	EVANSTON, IL
WILNER, BENJAMIN S	EVANSTON, IL
WISE, JEREMIAH	EVANSTON, IL
AARONSON, ROBIN H	LONDON, UK - CHANCERY EP
AFFUSO, LUISA	LONDON, UK - CHANCERY EP
BRAMLEY, CHANTELLE C	LONDON, UK - CHANCERY EP
CANTWELL, JOHN A	LONDON, UK - CHANCERY EP
DRIESENS, ANKE	LONDON, UK - CHANCERY EP
GLANVILLE, JACOB A	LONDON, UK - CHANCERY EP
GRINDLEY, PETER C	LONDON, UK - CHANCERY EP
HALL, BRONWYN H	LONDON, UK - CHANCERY EP
HINDLEY, BRIAN	LONDON, UK - CHANCERY EP
MARTINIS, PANAGIOTIS	LONDON, UK - CHANCERY EP
NEWBERRY, DAVID M	LONDON, UK - CHANCERY EP
NORIEGA, RAQUEL R	LONDON, UK - CHANCERY EP
PARR, MICHAEL F	LONDON, UK - CHANCERY EP
SCARSI, GIAN CARLO	LONDON, UK - CHANCERY EP
SIMMONDS, MATTHEW	LONDON, UK - CHANCERY EP
SMITH, ANNA	LONDON, UK - CHANCERY EP
WAVERMAN, LEONARD	LONDON, UK - CHANCERY EP
WYNN, ANDREW	LONDON, UK - CHANCERY EP
YOUNG, ROBERT	LONDON, UK - RICHMOND SDG
BRODY, NEAL S	LOS ANGELES, CA
CAMERON, DUNCAN J	LOS ANGELES, CA
CARLSON, HENRY T	LOS ANGELES, CA
FRANKS, SCOTT G	LOS ANGELES, CA
FRUITS, ERIC A	LOS ANGELES, CA
LACKEY, DANIELLE A	LOS ANGELES, CA
MARTIN, ROBERT N	LOS ANGELES, CA
OWEN, MARY	LOS ANGELES, CA
PRICE, BRENNAN J	LOS ANGELES, CA
REILLY, THOMAS H	LOS ANGELES, CA
THORNTON, ANDREW	LOS ANGELES, CA

TOMLIN, JONATHAN T	LOS ANGELES, CA
WAZZAN, CHRISTOPHER P	LOS ANGELES, CA
ANTLE, RICK L	NEW YORK-LECG
BUBNA, AMIT	NEW YORK-LECG
CASTRO, IVAN J	NEW YORK-LECG
EINLOTH, JAMES T	NEW YORK-LECG
LICHTENBERG, FRANK R	NEW YORK-LECG
NALEBUFF, BARRY	NEW YORK-LECG
PRATHER, BREE A	NEW YORK-LECG
SCHEFFMAN, DAVID	NEW YORK-LECG
WINN, RICHARD M	NEW YORK-LECG
ADAMS, GREGORY D	SALT LAKE CITY, UT
BOUDREAUX, HEATHER L	SALT LAKE CITY, UT
KEARL, JAMES R	SALT LAKE CITY, UT
LOVERIDGE, BRANDON	SALT LAKE CITY, UT
RUESCH, DAVID	SALT LAKE CITY, UT
SEAVER, LAURELLEE	SALT LAKE CITY, UT
SYMKOVIAK, BRYAN	SALT LAKE CITY, UT
VANDRE, PETER A	SALT LAKE CITY, UT
WATERS, STEVEN M	SALT LAKE CITY, UT
AKEY, ROSEMARY	SF, CA - BUSH ST WILK
DANNER, CARL R	SF, CA - BUSH ST WILK
SCADDING, JOHN L	SF, CA - BUSH ST WILK
WILK, G. M	SF, CA - BUSH ST WILK
ALEXANDROFF, ALAN S	TORONTO (EP), CANADA
ANGINER, DENIZ D	TORONTO (EP), CANADA
BAZILIAUSKAS, ANDRIUS	TORONTO (EP), CANADA
CAO, HOANG V	TORONTO (EP), CANADA
CHAN, KAI L	TORONTO (EP), CANADA
FUSS, MELVYN A	TORONTO (EP), CANADA
KONGMANY, PHETSAMONE	TORONTO (EP), CANADA
RIVARD, BRIAN A	TORONTO (EP), CANADA
WARE, ROGER	TORONTO (EP), CANADA
BACON, GAIL	WASH, DC - M ST LECG
BAKER, LAURIE D	WASH, DC - M ST LECG
BECKER, BRIAN C	WASH, DC - M ST LECG
BONER, LINDA H	WASH, DC - M ST LECG
BREMSER, ALBERT W	WASH, DC - M ST LECG
BROOKS, JAMES G	WASH, DC - M ST LECG
BROWN, CHARLOTTE L	WASH, DC - M ST LECG
BRYANT, JEFFREY C	WASH, DC - M ST LECG
BUDD, ROBERT K	WASH, DC - M ST LECG
BURMESTER, KIRSTEN	WASH, DC - M ST LECG
BURNS, DENISE M	WASH, DC - M ST LECG
BURTIS, MICHELLE M	WASH, DC - M ST LECG
BUSSONE, TINA M	WASH, DC - M ST LECG
CANTOR, ROBIN A	WASH, DC - M ST LECG
CASTALDO, CHRISTIAN J	WASH, DC - M ST LECG
CHAKRABORTY, APURBA K	WASH, DC - M ST LECG
COLEMAN, MARY T	WASH, DC - M ST LECG
COOK, JOSEPH P	WASH, DC - M ST LECG
CORNDORF, ADAM B	WASH, DC - M ST LECG

COX, TIMOTHY E	WASH, DC - M ST LECG
DECKER, ALICE E	WASH, DC - M ST LECG
DEVINE, ELIZABETH J	WASH, DC - M ST LECG
DURAND, BENOIT	WASH, DC - M ST LECG
FESSELMEYER, ERIC JR C	WASH, DC - M ST LECG
FLYNN,GAIL T	WASH, DC - M ST LECG
FORD, GARY T	WASH, DC - M ST LECG
GARY, KAREEMUS N	WASH, DC - M ST LECG
GILREATH, KIM	WASH, DC - M ST LECG
GLUECK, MARK J	WASH, DC - M ST LECG
GUNASEKERA, SHIVANTHI N	WASH, DC - M ST LECG
GUTZLER, GARY L	WASH, DC - M ST LECG
HAMAL, CLIFF W	WASH, DC - M ST LECG
HOREWITZ, JESSICA B	WASH, DC - M ST LECG
JACKSON, CHARLES L	WASH, DC - M ST LECG
JUST, RICHARD E	WASH, DC - M ST LECG
KAHWATY, HENRY J	WASH, DC - M ST LECG
KAPLAN, DAVID P	WASH, DC - M ST LECG
KHADKA, RAM B	WASH, DC - M ST LECG
LAU,YAU YEUNG J	WASH, DC - M ST LECG
LEE, JERMAO A	WASH, DC - M ST LECG
LEE, KATHERINE J	WASH, DC - M ST LECG
MCNALLY, LISA	WASH, DC - M ST LECG
MEHTA, ANIK D	WASH, DC - M ST LECG
MEYER, JAMI	WASH, DC - M ST LECG
MODY, NISHA M	WASH, DC - M ST LECG
NATH,ANKU	WASH, DC - M ST LECG
NEFF, BRADLEY J	WASH, DC - M ST LECG
NIEBERDING, JAMES F	WASH, DC - M ST LECG
PACE, JOE D	WASH, DC - M ST LECG
PAINTER, DAVID T	WASH, DC - M ST LECG
PETERMAN, JOHN L	WASH, DC - M ST LECG
PFLANZ, EMILY G	WASH, DC - M ST LECG
POPE, PHYLLIS P	WASH, DC - M ST LECG
RODENRYS, KATHLEEN J	WASH, DC - M ST LECG
SCHINK, GEORGE R	WASH, DC - M ST LECG
SCOPPETTONE, MARC R	WASH, DC - M ST LECG
SHARMA, ARUN	WASH, DC - M ST LECG
SHEA, PAUL J	WASH, DC - M ST LECG
SMITH, SHARON K	WASH, DC - M ST LECG
SUTER, JORDAN F	WASH, DC - M ST LECG
TEGENFELOT, MARK H	WASH, DC - M ST LECG
TUOHY, STEPHEN W	WASH, DC - M ST LECG
VEILLETTE, MATHIEU	WASH, DC - M ST LECG
WARD, APRIL J	WASH, DC - M ST LECG
WATERSTREDT, SCOTT M	WASH, DC - M ST LECG
WEISKOPF,DAVID A	WASH, DC - M ST LECG
WILSON, JAMES F	WASH, DC - M ST LECG
WROTEN, PAMELA M	WASH, DC - M ST LECG
YAO, DENNIS A	WASH, DC - M ST LECG
YEOH, MELISSA	WASH, DC - M ST LECG
YERMAN, ROBERT N	WASH, DC - M ST LECG

YOUNG, REGINA Y	WASH, DC - M ST LECG
BARKER, GEORGE R	WELLINGTON, NEW ZEALAND
CHEAH, CHEE-WAH	WELLINGTON, NEW ZEALAND
CHENG, WEN LI	WELLINGTON, NEW ZEALAND
GLASS, HAYDEN K	WELLINGTON, NEW ZEALAND
HANSEN, CARL	WELLINGTON, NEW ZEALAND
IRWIN, TIMOTHY C	WELLINGTON, NEW ZEALAND
JERA, NATHAN BROCK	WELLINGTON, NEW ZEALAND
KLUS, RITA	WELLINGTON, NEW ZEALAND
KNOX, DANIEL J	WELLINGTON, NEW ZEALAND
LAU, STEPHEN	WELLINGTON, NEW ZEALAND
LYNCH, COLIN	WELLINGTON, NEW ZEALAND
MURRAY, KIERAN	WELLINGTON, NEW ZEALAND
RUSSELL, ADELLE	WELLINGTON, NEW ZEALAND
SCOTT, GRAHAM C	WELLINGTON, NEW ZEALAND
SMELT, SIMON	WELLINGTON, NEW ZEALAND
WATT, JANN	WELLINGTON, NEW ZEALAND
YAMSHIKOVA, MARSHA	WELLINGTON, NEW ZEALAND

Schedule

2.3 Excluded Employees

The Leased Employees set forth on Annex A of the Transition Services Agreement.

Schedule

3.1 Purchase Price Adjustments

Vacation Accrual paid on September 29, 2000 of $190,380.70

Buyer expenses incurred by Seller of $99,011.00

Expert “5% Program” accrual of $481,790.95

LECG Vacation Accrual Payout

	Employee Name	Accrued	Transferred	Paid Hrs	Rate	Paid $
855	Akemann, Michael	170.11	10.00	160.11	[***]	[***]
954	Alzaro, Nafez J	66.99	—	66.99	[***]	[***]
900	Becker, Brian	67.02	—	67.02	[***]	[***]
597	Budd, Robert	197.98	80.00	117.98	[***]	[***]
817	Carison, Henry T	145.92	75.92	70.00	[***]	[***]
499	Camall, Michael	144.73	64.73	80.00	[***]	[***]
747	Franks, Scott	125.14	40.00	85.14	[***]	[***]
980	Galdamez, Karina	13.34	—	13.34	[***]	[***]
105537	Gilreath, Kim	17.96	—	17.96	[***]	[***]
463	Groves, Chris	127.53	16.00	111.53	[***]	[***]
481	Hickman, Brenda	20.29	7.50	12.79	[***]	[***]
995	Hines, Frances	43.96	16.00	27.96	[***]	[***]
907	Horewitz, Jessica B	126.33	40.00	86.33	[***]	[***]
105329	Jenkins, Alison	40.00	24.00	16.00	[***]	[***]
491	Martin, Robert	5?.94	40.00	16.94	[***]	[***]
789	Mazumdar, Sumon C	276.94	—	276.94	[***]	[***]
829	Mosly, Reginald	80.00	—	80.00	[***]	[***]
105162	Najvar, David J	86.26	40.00	28.26	[***]	[***]
859	Neff, Bradley J	80.00	32.00	48.00	[***]	[***]
105313	Maness, Robert	1?9.4?	60.00	109.46	[***]	[***]
462	Noffsker, Brad	182.71	102.71	80.00	[***]	[***]
851	Nordby, Kelly	31.90	—	31.90	[***]	[***]
105124	Pampush, Francis	72.16	50.00	22.18	[***]	[***]
882	Pflanz, Emily	147.10	120.00	27.10	[***]	[***]
606	Phelps, Curtis	140.12	—	140.12	[***]	[***]
779	Pope, Phyllis	9.00	—	9.00	[***]	[***]
703	Ratliff, Jim	134.59	24.00	110.59	[***]	[***]
714	Reusch, David	12.31	2.31	10.00	[***]	[***]
393	Rascher, Daniel	130.45	—	130.45	[***]	[***]
105600	Rodenrys, Kathleen	293.55	80.00	213.55	[***]	[***]
105164	Sandhu., Paul	80.00	—	80.00	[***]	[***]
612	Schmidt, Ronald H	105.25	40.00	65.25	[***]	[***]
670	Schwaiz, Andrew D	201.00	—	201.00	[***]	[***]
365	Sherry, Edward F	415.42	—	415.42	[***]	[***]
923	Stalder, Sheila	57.14	—	57.14	[***]	[***]
934	Suter, Jordan	69.58	32.00	37.56	[***]	[***]
959	Thomas, Yondell	33.50	—	33.50	[***]	[***]
753	Tomlin, Jon	5?.9?	—	56.96	[***]	[***]
818	Tuohy, Stephen	178.84	80.00	98.84	[***]	[***]
105401	Unni, Sanjay	40.00	—	40.00	[***]	[***]
804	Vandre, Peter	85.18	25.00	40.18	[***]	[***]
737	Verma, Avinash	190.08	—	190.08	[***]	[***]
539	Waters, Steven	138.91	38.91	100.00	[***]	[***]
743	Wazzan, Christopher	88.88	—	86.66	[***]	[***]
897	Weiskopf, David A	115.29	16.00	99.29	[***]	[***]
948	Whaley, Karen	50.45	10.00	40.46	[***]	[***]
958	Wood, Anitra	25.38	—	25.38	[***]	[***]

		5,102.44	1,167.08	3,935.38		190,380.70

Navigant Consulting, Inc. Confidential

9/28/2000

Prepared by Linda Rejmenczak

1

Increases

Name	SSN	Current Salary		New Salary		Effective Date	Amount of Charge
Hein, Joyce	[***]	$	[***]	$	[***]	[***]	$	[***]
Huang, Kelvin	[***]	$	[***]	$	[***]	[***]	$	[***]
Shelly, Erich	[***]	$	[***]	$	[***]	[***]	$	[***]
Hanaan, Noel	[***]	$	[***]	$	[***]	[***]	$	[***]
Sparks, Shelly	[***]	$	[***]	$	[***]	[***]	$	[***]
Kongmarty, Phetsamone	[***]	$	[***]	$	[***]	[***]	$	[***]
Can, Vu Hoang	[***]	$	[***]	$	[***]	[***]	$	[***]
Anginer, Dentz	[***]	$	[***]	$	[***]	[***]	$	[***]

Total							$	[***]

2

New Hires

LaShell, Linday

[***]

account 1130001, LECG prepaid expense

Date paid	Invoice	Vendor	Description	Amount
27-Sep	18	Turner Construction	NYC office buildout	$ [***]
20-Sep	901900	The Trucker’s Friend	Database	[***]
12-Sep	c812	Empire Office	Shelving, NYC buildout	[***]
18-Sep	144753	Miller Gove Northbres	Air travel-Mimi Petrilich	[***]
14-Sep	15463	Express Signs	Install new logo	[***]
14-Sep		Tuscany	Christmas party deposit	[***]
5-Sep	evrgrnoo 01	Voice Pro	Phone system support through ?/01	[***]
			Total	$ [***]

Economics And Policy Group
5% Program - Accrued and Cash Basis
Through August 31, 2000

NOTE : Net of FY 1999 Refund

ID	Name	5% Program Accrued_Amt		5% Program Cash_Amt
GDA	Adams, Greg	$	[***]	$	[***]
DSA	Andrade, David F.	$	[***]	$	[***]
DJA	Aron, Debra	$	[***]	$	[***]
DFB	Babbel, David F.	$	[***]	$	[***]
MXB	Bajaj, Mukesh	$	[***]	$	[***]
NSB	Brody, Neal S.	$	[***]	$	[***]
RAC	Cantor, Robin	$	[***]	$	[***]
CGC	Cardilli, Carlo	$	[***]	$	[***]
JDC	Chandley, John	$	[***]	$	[***]
MTC	Coleman, Mary	$	[***]	$	[***]
CRD	Danner, Carl	$	[***]	$	[***]
RJE	Epstein, Roy J.	$	[***]	$	[***]
MAF	Flynn, Michael A.	$	[***]	$	[***]
ASF	Frankel, Alan	$	[***]	$	[***]
RJG	Gilbert, Richard J.	$	[***]	$	[***]
MJG	Glueck, Mark J.	$	[***]	$	[***]
WGH	Hamm, William	$	[***]	$	[***]
RGH	Harris, Robert G.	$	[***]	$	[***]
TMJ	Jorde, Tom	$	[***]	$	[***]
HJK	Kahwaty, Henry	$	[***]	$	[***]
DMK	Kasper, Dan	$	[***]	$	[***]
CJM	McCann, Craig	$	[***]	$	[***]
VEO	O’Brien, Vince	$	[***]	$	[***]
DTS	Scheffman, David T.	$	[***]	$	[***]
GRS	Schnik, George	$	[***]	$	[***]
DJT	Teece, David	$	[***]	$	[***]
SNW	Wiggins, Steven N.	$	[***]	$	[***]
GMW	Wilk, Mitchell	$	[***]	$	[***]
RNY	Yerman, Robert N.	$	[***]	$	[***]
RBY	Young, Robert	$	[***]	$	[***]
Total		$	[***]		$481,790.96

Schedule 3.2

LECG – PURCHASE PRICE ALLOCATION

BASED ON LECG SEPTEMBER FORECAST NET ASSET STATEMENT

				FORM 8594

CASH		(350,000)	100,000	CLASS I
UNBILLED A/R	9,500,000
ALLOWANCE	(1,800,000)
A/R	24,000,000
ALLOWANCE	(1,400,000)
TOTAL		30,300,000	30,300,000	CLASS III

PREPAIDS		440,000	440,000	CLASS III
OTHER CURRENT ASSETS		1,744,000	1,619,000	CLASS III
FIXED ASSETS	9,400,000
ACCUM DEPR	(6,450,000)
NET		2,950,000	2,950,000	CLASS III

OTHER ASSETS		492,000	167,000	CLASS III

TOTAL ASSETS		35,576,000	35,576,000

INTANGIBLES			9,424,000	CLASS VI &V

TOTAL			45,000,000	FORM 8594

Schedule 3.3 (a) Post-Closing Departed Employees

Name	Sourced Billings	Expert Billings	Total Revenue by Expert	Annualized Total Revenue	Discount Factor	Discount Amount
Teece, David	[***]	[***]	[***]	[***]	[***]	[***]
Jorde, Tom	[***]	[***]	[***]	[***]	[***]	[***]
Harris , Robert G.	[***]	[***]	[***]	[***]	[***]	[***]
Scheffman, David T	[***]	[***]	[***]	[***]	[***]	[***]
Langenfeld , James	[***]	[***]	[***]	[***]	[***]	[***]
Rausser, Gordon	[***]	[***]	[***]	[***]	[***]	[***]
Kaplan, David P	[***]	[***]	[***]	[***]	[***]	[***]
Gilbert , Richard J.	[***]	[***]	[***]	[***]	[***]	[***]
Hamm , William	[***]	[***]	[***]	[***]	[***]	[***]
Rubinfeld, Daniel	[***]	[***]	[***]	[***]	[***]	[***]
Babbel , David F.	[***]	[***]	[***]	[***]	[***]	[***]
Kasper , Dan	[***]	[***]	[***]	[***]	[***]	[***]
Bajaj, Mukesh	[***]	[***]	[***]	[***]	[***]	[***]
Yerman , Robert N.	[***]	[***]	[***]	[***]	[***]	[***]
Hogan, William	[***]	[***]	[***]	[***]	[***]	[***]
Randlett, Thomas	[***]	[***]	[***]	[***]	[***]	[***]
Glueck, Mark J.	[***]	[***]	[***]	[***]	[***]	[***]
Wechsler, Andrew	[***]	[***]	[***]	[***]	[***]	[***]
Kearl , Jim	[***]	[***]	[***]	[***]	[***]	[***]
Aron , Debra	[***]	[***]	[***]	[***]	[***]	[***]
Aaronson, Robin	[***]	[***]	[***]	[***]	[***]	[***]
Burtis, Michelle	[***]	[***]	[***]	[***]	[***]	[***]
Frankel , Alan	[***]	[***]	[***]	[***]	[***]	[***]
Schink , George	[***]	[***]	[***]	[***]	[***]	[***]
Palmer, William C.	[***]	[***]	[***]	[***]	[***]	[***]
Spiller , Pablo	[***]	[***]	[***]	[***]	[***]	[***]
Pace, Joe	[***]	[***]	[***]	[***]	[***]	[***]
O’ Brien, Vince	[***]	[***]	[***]	[***]	[***]	[***]
Hamal, Cliff	[***]	[***]	[***]	[***]	[***]	[***]
Shapiro, Alan	[***]	[***]	[***]	[***]	[***]	[***]
Fitzsimmons, Bill	[***]	[***]	[***]	[***]	[***]	[***]
Salant , David	[***]	[***]	[***]	[***]	[***]	[***]
Waverman , Leonard	[***]	[***]	[***]	[***]	[***]	[***]
Wiggins , Steven N.	[***]	[***]	[***]	[***]	[***]	[***]
Coleman, Mary	[***]	[***]	[***]	[***]	[***]	[***]
Abdala, Manuel	[***]	[***]	[***]	[***]	[***]	[***]
Cameron , Duncan	[***]	[***]	[***]	[***]	[***]	[***]
Harvey, Scott M.	[***]	[***]	[***]	[***]	[***]	[***]
Kahwaty, Henry	[***]	[***]	[***]	[***]	[***]	[***]
Retained Law Firm	[***]	[***]	[***]	[***]	[***]	[***]
McCann, Craig	[***]	[***]	[***]	[***]	[***]	[***]
Pope, Susan	[***]	[***]	[***]	[***]	[***]	[***]
Alexandroff , Alan S.	[***]	[***]	[***]	[***]	[***]	[***]
Peterman , John	[***]	[***]	[***]	[***]	[***]	[***]
Hoenn , Tom	[***]	[***]	[***]	[***]	[***]	[***]
Ingberman, Dan	[***]	[***]	[***]	[***]	[***]	[***]
Epstein, Roy J.	[***]	[***]	[***]	[***]	[***]	[***]
Cadwalsder, Mike	[***]	[***]	[***]	[***]	[***]	[***]
Chandley, John	[***]	[***]	[***]	[***]	[***]	[***]

Name	Sourced Billings	Expert Billings	Total Revenue by Expert	Annualized Total Revenue	Discount Factor	Discount Amount
Painter , David T	[***]	[***]	[***]	[***]	[***]	[***]
McLeod , Phil	[***]	[***]	[***]	[***]	[***]	[***]
Adams, Greg	[***]	[***]	[***]	[***]	[***]	[***]
Nachtwey , Greg	[***]	[***]	[***]	[***]	[***]	[***]
Cantor, Robin	[***]	[***]	[***]	[***]	[***]	[***]
Sidak, J. Gregor	[***]	[***]	[***]	[***]	[***]	[***]
Dranove , David	[***]	[***]	[***]	[***]	[***]	[***]
Barker , George	[***]	[***]	[***]	[***]	[***]	[***]
Just , Richard E.	[***]	[***]	[***]	[***]	[***]	[***]
Newman, Mathew	[***]	[***]	[***]	[***]	[***]	[***]
Newbery , David	[***]	[***]	[***]	[***]	[***]	[***]
Hutchison, Claude	[***]	[***]	[***]	[***]	[***]	[***]
Wilk, Mitchell	[***]	[***]	[***]	[***]	[***]	[***]
Syzmanski , Stefan	[***]	[***]	[***]	[***]	[***]	[***]
Cardilli, Carlo	[***]	[***]	[***]	[***]	[***]	[***]
Tyson , Laura D.	[***]	[***]	[***]	[***]	[***]	[***]
Wildman , Steven S.	[***]	[***]	[***]	[***]	[***]	[***]
Glennie, John	[***]	[***]	[***]	[***]	[***]	[***]
Ware, Roger	[***]	[***]	[***]	[***]	[***]	[***]
Clowery, Grant M.	[***]	[***]	[***]	[***]	[***]	[***]
Young, Robert	[***]	[***]	[***]	[***]	[***]	[***]
Oswal, Laura	[***]	[***]	[***]	[***]	[***]	[***]
McConnell, John J.	[***]	[***]	[***]	[***]	[***]	[***]
Farrell , Joseph	[***]	[***]	[***]	[***]	[***]	[***]
Flynn, Michael A.	[***]	[***]	[***]	[***]	[***]	[***]
Danner, Carl	[***]	[***]	[***]	[***]	[***]	[***]
Nadel , Ernie	[***]	[***]	[***]	[***]	[***]	[***]
Wilson, James F.	[***]	[***]	[***]	[***]	[***]	[***]
Sarin, Atulya	[***]	[***]	[***]	[***]	[***]	[***]
McCullough, Gerard	[***]	[***]	[***]	[***]	[***]	[***]
Fargeix, Andre	[***]	[***]	[***]	[***]	[***]	[***]
Fuss , Melvyn	[***]	[***]	[***]	[***]	[***]	[***]
Hekman, John S	[***]	[***]	[***]	[***]	[***]	[***]
Miller, George	[***]	[***]	[***]	[***]	[***]	[***]
Ladan, Richard A.	[***]	[***]	[***]	[***]	[***]	[***]
Ford, Gary	[***]	[***]	[***]	[***]	[***]	[***]
Pleatsikas, Chris	[***]	[***]	[***]	[***]	[***]	[***]

Schedule 3.3 (b) Departed Employees

Name	Sourced Billings	Expert Billings	Total Revenue by Expert	Annualized Total Revenue	Discount Factor	Discount Amount
Rausser, Gordon	[***]	[***]	[***]	[***]	[***]	[***]
Babbel , David F.	[***]	[***]	[***]	[***]	[***]	[***]
Kearl , Jim	[***]	[***]	[***]	[***]	[***]	[***]
Adams, Greg	[***]	[***]	[***]	[***]	[***]	[***]

Schedule

5.3 Subsidiaries

LECG Limited (UK) (includes branch offices in France and Belgium)

Law and Economics Consulting Group, Ltd. (New Zealand)

Schedule

5.4 Financial Statements

LECG, INC. AND SUBSIDIARIES

Consolidated Financial Statements

December 31, 1999

(With Independent Auditors’ Report Thereon)

LECG, INC. AND SUBSIDIARIES

1

Independent Auditors’ Report

The Board of Directors

Navigant Consulting, Inc.

We have audited the accompanying consolidated statement of net assets of LECG, Inc. and subsidiaries (the Company), a wholly owned subsidiary of Navigant Consulting, Inc. (the Parent), as of December 31, 1999 and the related consolidated statements of operations and cash flows for the year then ended.  These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on the consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying consolidated financial statements were prepared on the basis of presentation described in note 2.  The accompanying consolidated financial statements include allocations for common services provided by the Parent and are not necessarily indicative of the financial position, results of operations and cash flows had the Company operated as a stand-alone entity.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the net assets of LECG, Inc. and subsidiaries, a wholly owned subsidiary of Navigant Consulting, Inc., as of December 31, 1999, and the results of their operations and their cash flows for the year then ended, as prepared on the basis described in note 2, in conformity with generally accepted accounting principles.

Chicago, Illinois

June 20, 2000

2

LECG, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF NET ASSETS
DECEMBER 31, 1999

(In thousands)

ASSETS
Current assets:
Cash	$(64)
Accounts receivable, net	25,547
Prepaid expenses	469
Deferred income taxes	430
Other current assets	1,201
Total current assets	27,583

Property and equipment, net	4,064
Deferred income taxes	143
Other assets	334
Total assets	$32,124

LIABILITIES AND NET ASSETS
Current liabilities:
Accounts payable and accrued liabilities	$735
Accrued expert and project origination fees	14,968
Accrued compensation	3,040
Deferred revenue	785
Other current liabilities	642
Total current liabilities	20,170
Net assets	$11,954

See accompanying notes to the consolidated financial statements.

3

LECG, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
(In thousands)

Revenues:
Project personnel	$54,943
Experts	17,964
Billable expenses	3,582

Total revenues	76,489
Cost-of services:
Project personnel	21,557
Expert and project origination fees	24,821
Other project expenses	4,463
Total cost of services	50,841
Gross profit	25,648
General and administrative expenses	15,262
NCI corporate services allocation	1,732
Operating income	8,654
Other income:
Interest income	(95)
Other, net	(81)
Total other income	(176)
Income before income tax expense	8,830
Income tax expense	3,744
Net income	$5,086

See accompanying notes to the consolidated financial statements.

4

LECG, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 1999
(In thousands)

Cash flows from operating activities:
Net income	$5,086
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,236
Provision for bad debts	1,950
Deferred income taxes	(1,362)
Changes in assets and liabilities:
Accounts receivable	1,805
Prepaid expenses	303
Other current assets	(185)
Accounts payable and accrued liabilities	328
Accrued expert and project origination fees	944
Accrued compensation	2,050
Deferred revenue	(52)
Other current liabilities	(185)
Net cash provided by operating activities	12,918
Cash flows from investing activities:
Purchase of property and equipment	(845)
Other, net	(70)
Net cash used in investing activities	(915)
Cash flows from financing activities:
Net transfers to NCI	(16,732)

Net decrease in cash	(4,729)
Cash at beginning of period	4,665
Cash at end of period	$(64)

See accompanying notes to consolidated financial statements.

5

LECG, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. DESCRIPTION OF BUSINESS

The accompanying consolidated financial statements present the consolidated financial position and results of operations of LECG, Inc. (“LECG” or the “Company”), a California corporation formed in 1988, and its wholly owned subsidiaries: LECG Limited (United Kingdom) and LECG Limited (also known as Law and Economics Consulting Group, Limited), (New Zealand).

LECG is a provider of economic consulting services in matters related to complex litigation, regulation, public policy and strategic management and derives its revenues almost exclusively therefrom.  LECG provides its economic consulting services to a broad client base, which includes national governments, regulatory agencies, and development institutes and agencies in the United States and abroad.  Services are provided by academics, industry leaders and former high-level government officials (Experts), who are supported by professional staff.  LECG has offices in the United States in California, Washington, D.C., Illinois, New York, Texas, Utah and Massachusetts, as well as Toronto, Canada; Wellington, New Zealand; London, United Kingdom; Brussels, Belgium; and Toulouse, France.

LECG is a wholly owned subsidiary of Navigant Consulting, Inc. (“NCI” or the “Parent”).  NCI is pursuing a possible sale of the business and operations that now comprise LECG, and the associated assets and liabilities of such businesses and operations (the “Separation”).

LECG and NCI will enter into, on or prior to the Separation, certain agreements governing various interim and ongoing relationships between LECG and NCI after the completion of the anticipated Separation.

2. BASIS OF PRESENTATION

The consolidated financial statements reflect the results of operations, financial position and changes in cash flows of the net assets of LECG as a separate entity for the period presented.  The consolidated financial statements have been prepared on a historical basis.  Intercompany balances with NCI have been excluded from the consolidated statement of net assets.

The accompanying financial statements include general and administrative expenses which have been assigned to LECG by NCI on a specific identification basis.  Additionally, LECG shares certain administrative functions, employees and other resources with NCI.  Allocations from NCI for indirect expenses for such shared resources have been made on a proportional cost allocation method based on fee revenues.  Management believes these allocations are reasonable; however, they may not necessarily reflect LECG’s costs in the future or what they would have been had LECG been a separate, stand-alone entity during the period presented.

The allowance for doubtful accounts has been allocated based on the NCI reserve methodology excluding accounts receivable which have associated accrued expert and project origination fees.

6

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Property and Equipment

Property and equipment are recorded at cost.  Depreciation is computed using the straight-line method based on the estimated useful lives, ranging from three to forty years, of the various classes of property and equipment.  Amortization of leasehold improvements is computed over the shorter of the lease term or the estimated useful life of the asset.

Fair Value of Financial Instruments

The Company considers the recorded value of its financial assets and liabilities, which consist primarily of accounts receivable and accrued expenses, to approximate the fair value of the respective assets and liabilities at December 31, 1999.

Revenue Recognition

The Company recognizes revenues as the related services are provided.  Services are provided by academics, recognized industry leaders and former high-level government officials (“Experts”) who are supported by a professional staff, most of whom have Ph.D.s or advanced degrees in economics, finance or related disciplines (“Project Personnel”).  The Experts include those who provide services to the Company on an exclusive basis (“Principals”) and on a non-exclusive basis (“Affiliates”).  As of December 31, 1999, the Company had 41 Principals and approximately 45 Affiliates.  In most cases, the Principals and Affiliates execute agreements with the Company.  The agreements with the Principals provide for the Principal to consult exclusively for the Company in consideration for consulting fees determined by the time billed by the Principal and actually collected by the Company, as well as project origination fees for work secured or managed by the Principal.  The agreements with the Affiliates are substantially the same as the agreements with the Principals except they do not include an exclusivity provision and provide slightly reduced fees to the Affiliates.  The agreements with the Principals are terminable at will and do not restrict competition with the Company following termination.  From time to time, the Company also engages experts not otherwise associated with the Company to work on a particular matter.

Direct project expenses, which are billable to clients, are recognized as revenue as the associated services are provided.

Certain contracts are accounted for on the percentage of completion method whereby revenues are recognized based upon costs incurred in relation to total estimated costs at completion.  Provision is made for the entire amount of estimated losses, if any, at the time when they are known.

7

Project Personnel Costs

LECG expenses the cost of project personnel as incurred.  Project personnel costs consist primarily of salaries, incentive compensation and employee benefits for LECG personnel available for client assignments.  As of December 31, 1999, the Company’s Project Personnel consisted of approximately 200 employees.

Income Taxes

Historically, LECG’s results have been included in NCI’s consolidated federal and state income tax returns.  The income tax provision is calculated and deferred tax assets and liabilities are recorded as if LECG had operated as an independent entity.  Income taxes are accounted for in accordance with the asset and liability method.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The Company is included in NCI’s consolidated federal and state returns as a member of an affiliated group.  The provision for income taxes is made pursuant to an intercompany tax sharing agreement between the Company and NCI wherein taxes are computed as though the Company filed its own tax return.  The associated tax liability has been recorded through the intercompany account and therefore has been excluded from the liability section of the consolidated statement of net assets.

Foreign Currency Translation

The balance sheets of the Company’s foreign subsidiaries are translated into U.S.  dollars using the year-end exchange rate, and sales and expenses are translated using the average exchange rate for the year.

4. ACCOUNTS RECEIVABLE

The components of accounts receivable as of December 31, 1999 were as follows (in thousands):

Billed amounts	$19,433
Engagements in process	7,705
Allowance for uncollectible accounts	(1,591)
$25,547

Engagements in process represent balances accrued by the Company for services that have been performed but have not been billed to the customer.

8

5. PROPERTY AND EQUIPMENT

Property and equipment, at cost, as of December 31, 1999 consisted of (in thousands):

Furniture, fixtures and equipment	$1,979
Computers and telecommunications equipment	5,236
Leasehold improvements	2,148
9,363
Less: accumulated depreciation and amortization	(5,299)
$4,064

Based upon a review of the Company’s long-lived assets, the Company recorded a non-cash charge to depreciation expense of $.8 million in 1999.  This charge reflects the write-down of a portion of the recorded asset values of certain computer equipment and software.  No additional assets were deemed to be impaired.

6. LEASE COMMITMENTS

The Company leases its office facilities and certain equipment under operating lease arrangements which expire at various dates through 2008.  The Company leases office facilities under noncancelable operating leases which include fixed or minimum payments plus, in some cases, scheduled base rent increases over the term of the lease and additional rents based on the Consumer Price Index.  Certain leases provide for monthly payments of real estate taxes, insurance and other operating expenses applicable to the property.  In addition, the Company leases equipment under noncancelable operating leases.  Future minimum annual lease payments, for the years subsequent to 1999 and in the aggregate, are as follows (in thousands):

Year Ending December 31,	Amount
2000	$2,724
2001	2,759
2002	2,140
2003	1,005
2004	503
Thereafter	1,904
$11,035

Rent expense for operating leases entered into by the Company and charged to operations amounted to $3.5 million for the year ended December 31, 1999.

9

7. INCOME TAX EXPENSE

Income tax expense for the year ended December 31, 1999 consists of the following (in thousands):

Federal:
Current	$4,288
Deferred	(1,106)
Total	3,182
State:
Current	1,008
Deferred	(256)
Total	752
Foreign	(190)
Total federal, state and foreign income tax expense	$3,744

Income tax expense for the year ended December 31, 1999 differs from the amounts estimated by applying the statutory income tax rates to income before income tax expense as follows:

Federal tax at statutory rate	35.00%
State tax at statutory rate, net of federal tax benefits	4.90
Effect of other non-deductible expenses	0.70
Other	1.80
42.40%

Deferred income taxes result from temporary differences between years in the recognition of certain expense items for income tax and financial reporting purposes.  The source and income tax effect of these differences as of December 31, 1999 are as follows (in thousands):

Deferred tax assets:
Allowance for uncollectible receivables	441
Book depreciation in excess of tax depreciation	169
Total deferred tax assets	610
Deferred tax liabilities:

State income taxes	$(37)
Net deferred tax assets	$573

The Company has not recorded a valuation allowance as management believes it is more likely than not that the net deferred tax asset is recoverable through the results of future operations.

10

8. EMPLOYEE BENEFIT PLANS

NCI maintains profit sharing and savings plans for eligible LECG employees.  Eligible employees may contribute a portion of their compensation to their respective operating subsidiary’s plan.  NCI, as sponsor of the plans, uses independent third parties to provide administrative services to the plans.  NCI has the right to terminate the plans at any time.  NCI contributions charged to operations for the benefit of LECG employees under the plans were $.2 million in the year ended December 31, 1999.

9. LITIGATION

The Company has been a party to various lawsuits and claims in the ordinary course of business from time to time.  While the outcome of those lawsuits or claims cannot be predicted with certainty, management does not believe that any of those lawsuits or claims will have a material adverse effect on the Company.

11

LECG, INC. AND SUBSIDIARIES

Consolidated Financial Statements

April 30, 2000

(With Independent Auditors’ Review Report Thereon)

LECG, INC.  AND SUBSIDIARIES
INDEX

1

Independent Accountants’ Review Report

The Board of Directors

Navigant Consulting, Inc.:

We have reviewed the accompanying consolidated statement of net assets of LECG, Inc. and subsidiaries, a wholly owned subsidiary of Navigant Consulting, Inc. (the Parent), as of April 30, 2000, and the related consolidated statements of operations and cash flows for the four month period then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.  All information included in these consolidated financial statements is the representation of the management of LECG, Inc.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data.  It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole.  Accordingly, we do not express such an opinion.

The accompanying consolidated financial statements were prepared on the basis of presentation described in note 2.  The accompanying consolidated financial statements include allocations for common services provided by the Parent and are not necessarily indicative of the financial position, results of operations and cash flows had the Company operated as a stand-alone entity.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements in order for them to be in conformity with generally accepted accounting principles, on the basis described in note 2.

Chicago, Illinois

June 20, 2000

2

LECG, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF NET ASSETS
APRIL 30, 2000

(In thousands)

ASSETS
Current assets:
Cash	$(573)
Accounts receivable, net	29,361
Prepaid expenses	443
Deferred income taxes	534
Other current assets	598
Total current assets	30,363

Property and equipment, net	3,145
Deferred income taxes	167
Other assets	332
Total assets	$34,007

LIABILITIES AND NET ASSETS
Current liabilities:
Accounts payable and accrued liabilities	$420
Accrued expert and project origination fees	13,320
Accrued compensation	1,294
Deferred revenue	672
Other current liabilities	356
Total current liabilities	16,062
Net assets	$17,945

See accompanying notes to the consolidated financial statements.

3

LECG, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE FOUR MONTHS ENDED APRIL 30, 2000

(In thousands)

Revenues:
Project personnel	$16,770
Experts	6,669
Billable expenses	1,612
Total revenues	25,051
Cost of services:
Project personnel	7,652
Expert and project origination fees	8,784
Other project expenses	1,807
Total cost of services	18,243
Gross profit	6,808
General and administrative expenses	3,658
NCI corporate services allocation	962
Operating income	2,188
Other expense (income):
Interest expense	5
Other, net	(30)
Total other expense (income)	(25)
Income before income tax expense	2,213
Income tax expense	938
Net income	$1,275

See accompanying notes to the consolidated financial statements.

4

LECG, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE FOUR MONTHS ENDED APRIL 30, 2000

(In thousands)

Cash flows from operating activities:
Net income	$1,275
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	573
Provision for bad debts	160
Deferred income taxes	(129)
Changes in assets and liabilities:
Accounts receivable	(3,975)
Prepaid expenses	26
Other current assets	603
Accounts payable and accrued liabilities	(315)
Accrued expert and project origination fees	(1,648)
Accrued compensation	(1,746)
Deferred revenue	(113)
Other current liabilities	(285)
Net cash used in operating activities	(5,574)
Cash flows from investing activities:
Purchase of property and equipment	(147)
Other, net	1
Net cash used in investing activities	(146)
Cash flows from financing activities:
Net transfers from NCI	5,210

Net decrease in cash	(510)
Cash at beginning of period	(64)
Cash at end of period	$(574)

See accompanying notes to consolidated financial statements.

5

LECG, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

1. DESCRIPTION OF BUSINESS

The accompanying unaudited interim consolidated financial statements present the consolidated financial position and results of operations of LECG, Inc. (“LECG” or the “Company”), a California corporation formed in 1988, and its wholly owned subsidiaries; LECG Limited (United Kingdom) and LECG Limited (also known as Law and Economics Consulting Group, Limited), (New Zealand).

LECG is a provider of economic consulting services in matters related to complex litigation, regulation, public policy and strategic management and derives its revenues almost exclusively therefrom. LECG provides its economic consulting services to a broad client base, which includes national governments, regulatory agencies, and development institutes and agencies in the United States and abroad. Services are provided by academics, industry leaders and former high-level government officials (Experts), who are supported by professional staff. LECG has offices in the United States in California, Washington, D.C., Illinois, New York, Texas, Utah and Massachusetts, as well as Toronto, Canada; Wellington, New Zealand, London, United Kingdom; Brussels, Belgium; and Toulouse, France.

LECG is a wholly owned subsidiary of Navigant Consulting, Inc. (“NCI” or the “Parent”). NCI is pursuing a possible sale of the business and operations that now comprise LECG, and the associated assets and liabilities of such businesses and operations (the “Separation”).

LECG and NCI will enter into, on or prior to the Separation, certain agreements governing various interim and ongoing relationships between LECG and NCI after the completion of the anticipated Separation.

2. BASIS OF PRESENTATION

The consolidated financial statements reflect the results of operations, financial position and changes in cash flows of the net assets of LECG as a separate entity for the period presented. The consolidated financial statements have been prepared on a historical basis. Intercompany balances with NCI have been excluded from the consolidated statement of net assets.

These financial statements do not include all of the information and note disclosures required by generally accepted accounting principles. The information furnished herein includes all adjustments, consisting of normal recurring adjustments except where indicated, which are, in the opinion of management, necessary for a fair presentation of results for these interim periods.

The results of operations for the four months ended April 30, 2000 are not necessarily indicative of the results to be expected for the entire year ending December 31, 2000.

These financial statements should be read in conjunction with the Company’s audited consolidated financial statements and notes thereto as of and for the year ended December 31, 1999.

6

The accompanying financial statements include general and administrative expenses which have been assigned to LECG by NCI on a specific identification basis. Additionally, LECG shares certain administrative functions, employees and other resources with NCI. Allocations from NCI for indirect expenses for such shared resources have been made primarily on a proportional cost allocation method based on fee revenues. Management believes these allocations are reasonable; however, they may not necessarily reflect LECG’s costs in the future or what they would have been had it been a separate, stand-alone entity during the period presented.

The allowance for doubtful accounts has been allocated based on the NCI reserve methodology excluding accounts receivable which have associated accrued expert and project origination fees.

7

Schedule

5.9 Employee Benefit Plans

Coverage & Provider	Policy Number

MEDICAL

BLUE CROSS/ BLUE SHIELD OF ILLINOIS	PPO – 084352 POS – 071030 International - 084365

DENTAL

DELTA DENTAL	2084

LIFE/AD&D, LTD & STD

FORTIS BENEFITS	Life & LTD-4027369 STD - 1000248

VISION

VISION SERVICE PLAN	12101877

VOLUNTARY LIFE/AD&D

FORTIS BENEFITS	100-1009906

FLEX PLAN	D97702

CERIDIAN BENEFIT SERVICES

Eligibility

Employees who work 30 hours per week or more are eligible for coverage in the following plans on the first of the month following their hire date:

Medical Insurance

Medical insurance is provided through Blue Cross/Blue Shield of Illinois under a PPO (Preferred Provider Organization) plan to all eligible Navigant Consulting employees. BlueChoice (a Point of Service plan) is also offered to Navigant Consulting employees who live in California.

Highlights of the PPO plan include:

•                  Network of providers: a broad network of doctors and hospitals throughout the country and network hospitals internationally

•                  Deductible: $250 individual, $500 family

•                  Coverage: 90% coverage when you use network providers; 70% out-of-network

•                  Co-pay: a $10 office visit co-pay at network doctors

•                  Drug card: a $5 generic/$10 brand-name prescription drug co-pay at retail pharmacies

•                  Mail-order prescription drugs: 90-day supply for maintenance drugs, including oral contraceptives; $5 co-pay

•                  Lifetime benefit: unlimited lifetime coverage

Highlights of the BlueChoice (POS) plan (California only) include:

•                  Network of providers: a broad network of doctors and hospitals throughout the country and network hospitals internationally. You must select a Primary Care Physician (PCP) for yourself and covered dependents.

•                  Deductible: $0

•                  Inpatient Hospital: $50 co-pay then 100%

•                  Coverage: 90% coverage when you your network provider; 70% out-of-network

•                  Co-pay: a $5 office visit co-pay at network ; 70% (50% well care) out-of-network

•                  Drug card: a $5 generic/$10 brand-name prescription drug co-pay at retail pharmacies

•                  Mail-order prescription drugs: 90-day supply for maintenance drugs, including oral contraceptives; $5 generic

•                  Lifetime benefit: unlimited lifetime coverage

Directory of providers: Employees can obtain the most current information about participating providers by calling 1-800-810-BLUE (2583) or checking their website at www.bluecares.com/bluecard. (For the POS plan call 1-800-424-6521 or www.blueshieldca.com.)

Employee Medical Premium Costs

Quality medical and dental insurance is expensive in the U.S. today; yet, it is very important to us that employees are able to secure such coverage at reasonable costs. Navigant Consulting, Inc. will pay a significant portion of the total cost to insure employees, but asks employees to contribute a share of the cost on the following basis.

	PPO Plan	POS Plan (CA only)
	(per month)	(per month)

Employee	$16.00	$15.00
Employee + 1	$110.00	$90.00
Family	$210.00	$201.00

Dental Insurance

The dental insurance program provided through Delta Dental covers services of a dentist of your choice. Highlights of the dental program include:

•                  Deductible:    $50 individual/$150 family (waived for preventive work)

•                  Coverage:      100% for preventive work
80% for basic restorative work*
50% for major restorative work**

*                          coverage is 90% if using a Delta Preferred Option Network dentist

**                   coverage is 60% if using a Delta Preferred Option Network dentist

50% for orthodontia to a maximum lifetime payment of $1,000 per dependent child

•                    Calendar year maximum: $1,500 per covered person

Employee Dental Premium Costs

The cost per month to employees who elect dental coverage are as follows:

Dental
(per month)

Employee	$2.20
Employee + 1	$17.60
Family	$35.20

Identification Cards

Employees who elect coverage under the medical and/or dental plan will receive identification cards at their home within 30 days.

Vision Insurance

Vision insurance provided through Vision Service Plan (VSP) offers coverage for eye exams, lenses and frames through an extensive national network of providers. You can obtain the most current provider information by checking out VSP’s website at www.vsp.com. (Use “VSP” as the “Doctor Network ID”.) The plan also provides allowances for non-network doctors.

Highlights of the vision program include:

•                  100% coverage for eye exams (in network) once every 12 months after a $10 co-pay

•                  100% coverage for lenses (every 12 months) after a $25 co-pay

•                  $125 allowance for contact lenses in lieu of spectacle lenses and frame (every 12 months)

•                  100% coverage for frames from an approved selection (every 24 months)

•                  Discounts on PRK and Lasik surgery are available through contracted surgery centers.

Employee Vision Premium Costs

The cost per month to employees who elect vision coverage are as follows:

Vision
(per month)

Employee	$8.00
Employee + 1	$12.00
Family	$22.00

Medical and Dental Cafeteria Features

Premiums for healthcare insurance will be deducted from your paycheck on a pre-tax basis; in other words, medical, dental, and vision premiums will not be taxable to you.

Employees who have coverage under another medical and/or dental plan may choose to waive coverage under the Navigant Consulting program. Proof of other coverage will be requested. These employees will be entitled to receive a monthly payment of $73 (medical) and $10 (dental) for coverage they waive.

Flexible Spending Accounts

Employees may elect to participate in the Health Care and/or Dependent Care Flexible Spending Accounts, which allow contributions to be made on a pre-tax basis from an employee’s paycheck. The Health Care account is used to reimburse participants for healthcare expenses incurred on or after the employee’s participation date which will not be reimbursed through a medical, dental, or vision plan. The Dependent Care account is used to reimburse participants for eligible dependent day care expenses incurred on or after the employee’s participation date. The maximum plan year contribution amount is $3,500 (health care account) and $5,000 (dependent care account).

Long-Term Disability (LTD) Insurance

Employees who become disabled following a 90-day waiting period may be eligible to receive a long-term disability benefit of 60% of the total of their basic monthly salary, plus an average of the last 24 months’ of their Navigant Consulting, Inc. annual incentive bonus, to a maximum of $15,000 per month. LTD insurance, provided through Fortis Benefits, is offered at no cost to the employee.

To eliminate the tax implications of receiving a fully taxable LTD benefit payment, employees may elect to pay the monthly LTD premium on an after-tax basis. The monthly premium amount is $.24 per $100 of monthly salary to a maximum of $25,000 monthly salary.

Basic Life and Accidental Death and Dismemberment (AD&D) Insurance

Navigant Consulting provides eligible employees with life and AD&D insurance in an amount equal to the total of their basic annual salary plus the average of the last 24 months’ of their Navigant Consulting, Inc. annual incentive bonus to a maximum benefit of $500,000. This coverage, provided through Fortis Benefits, is offered at no cost to the employee. Employees are asked to name a beneficiary on the “Benefits Enrollment and Change Form.”

Voluntary Life and Accidental Death and Dismemberment (AD&D) Insurance

In addition to company-paid basic life insurance, employees may purchase up to $750,000 of life insurance and up to $500,000 in AD&D insurance for themselves, as well as additional life insurance for their spouse and dependent children. Premiums are payroll deducted on an after-tax basis and depend on the age of the covered person and amount of coverage elected. This coverage, provided through Fortis Benefits, is portable, meaning you may continue the policy even if you leave the Company.

401(k) Saving Plan

Eligible employees may elect to contribute up to 15% of their compensation on a pre-tax basis, subject to IRS limitations, into the Company’s 401(k) plan. A dollar for dollar company match of up to 3% of a participant’s eligible compensation based on the employee’s 401(k) election is made per pay period. The maximum company match for 2000 is $5,100. Enrollment is held the month prior to each calendar year quarter.

Employee Stock Purchase Plan

Eligible employees may elect to purchase Navigant Consulting, Inc. (stock symbol NCI) stock on a quarterly basis through the Employee Stock Purchase Plan.  The employee may elect to contribute up to 15% of their salary that will then be used to purchase the Company’s stock on a quarterly basis.  The stock purchase price is determined each quarter as follows:  the lower of the closing price of the stock on the first day of the quarter and the last day of the quarter, less a 15% employee discount.  Enrollment is held the month prior to each calendar year quarter.

Employee Assistance Program (EAP)

The Employee Assistance Program (EAP) offers a confidential problem-solving resource on a variety of situations and topics to employees and their immediate family members.  EAP counselors are available 24 hours per day, seven days a week through a toll-free number.  Enhanced work/life services, which include legal consultation, budget and financial counseling, referrals for child and adult care programs, and timesavers (personal needs, health and wellness, and pet care) are also available through the EAP.

Benefits Continuation (COBRA)

If an employee or a dependent covered under Navigant Consulting’s group health plans loses coverage as a result of a Qualifying Event (termination of employment, reduction of hours worked, retirement, divorce or legal separation, death, entitlement to Medicare, or ceasing to qualify as a dependent under the plan), continuation of the group health plan coverage will be offered under the Federal Consolidated Omnibus Budget

Schedule

5.11 Personal Property

None

Schedule

8.4 Consents

None

Schedule

10.1 Shareholder Litigation

Claims against Parent made by Chandler Street and Charles Grimes

Actions brought by or on behalf of Gordon Rausser by reason of (or arising in part out of) the Parent’s alleged refusal to allow Mr. Rausser to sell certain restricted shares of the Parent’s common stock in 1998 and 1999

Actions brought by or on behalf of Gordon Rausser against any Buyer Group Member if such action is brought (i) as a counterclaim to any action brought by or on behalf of Parent against Gordon Rausser or (ii) otherwise within one (1) year after any action brought by or on behalf of Parent against Gordon Rausser.

Please also see attached

1.                                       Stearns v. Navigant Consulting, Inc., et al., 99 C 7617

2.                                       Friedman v. Navigant Consulting, Inc., et al., 99 C 7633

3.                                       Levitin v. Navigant Consulting, Inc., et al., 99 C 7664

4.                                       Bell v. Navigant Consulting, Inc., et al., 99 C 7668

5.                                       Greb v. Navigant Consulting, Inc., et al., 99 C 7669

6.                                       Piven v. Navigant Consulting, Inc., et al., 99 C 7674

7.                                       Ladig v. Navigant Consulting, Inc., et al., 99 C 7684

8.                                       Applebaum v. Navigant Consulting, Inc., et al., 99 C 7686

9.                                       Crown Holdings v. Navigant Consulting, Inc., et al., 99 C 99 C 7754

10.                                 Mulvihill v. Navigant Consulting, Inc., et al., 99 C 7836

11.                                 Morrison v. Navigant Consulting, Inc., et al., 99 C 7868

12.                                 Rosenwald v. Navigant Consulting, Inc., et al., 99 C 7951

13.                                 Abdullah v. Navigant Consulting, Inc., et al., 99 C 7970

14.                                 Mirsky v. Navigant Consulting, Inc., et al., 99 C 7984

15.                                 Klar v. Navigant Consulting, Inc., et al., 99 C 8020

16.                                 Martin v. Navigant Consulting, Inc., et al., 99 C 8162

17.                                 Pasternak v. Navigant Consulting, Inc., et al., 99 C 8187

18.                                 McGuire v. Navigant Consulting, Inc., et al., 99 C 8207

19.                                 Cleenput v. Navigant Consulting, Inc., et al., 00 C 0’26

20.                                 Neumann v. Navigant Consulting, Inc., et al., 00 C 0379

21.                                 Amin v. Navigant Consulting, Inc., et al., 00 C 0448 (pro se filing)

Exhibit A

INSTRUMENT OF ASSIGNMENT

Instrument of Assignment dated September 29, 2000 (“Instrument of Assignment”) by LECG, Inc., a California corporation (“Seller”), and Navigant Consulting, Inc., a Delaware corporation (“Parent”), in favor of LECG, LLC. a California limited liability company (“Buyer”).

Pursuant to the Asset Purchase Agreement dated as of September 29, 2000 (the “Agreement”) among Seller, Parent and LECG Holding Company, LLC, a California limited liability company, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Parent do hereby sell, transfer, assign, convey and deliver unto Buyer each and all of the Purchased Assets (as such term is defined in the Agreement), other than the Leases (as such term is defined in the Agreement), intending hereby to convey all of the right, title and interest of Seller and Parent in such Purchased Assets.

This Instrument of Assignment shall be binding upon the successors and assigns of Seller and Parent and shall inure to the benefit of the successors and assigns of Buyer.

IN WITNESS WHEREOF, Seller and Parent has caused this Instrument of Assignment to be duly executed and delivered as of the date first set forth above.

LECG, INC.

By:	/s/ Philip P. Steptoe
Philip P. Steptoe
Vice President

NAVIGANT CONSULTING, INC

By:	/s/ Jeffrey H. Stoecklein
Jeffrey H. Stoecklein
Vice President

Exhibit B

INSTRUMENT OF ASSUMPTION

Instrument of Assumption dated September 29, 2000 (“Instrument of Assumption”) by LECG, Inc., a California limited liability company (“Buyer”), in favor of LECG, Inc., a California corporation (“Seller”) and Navigant Consulting, Inc., a Delaware corporation (“Parent”).

Pursuant to the Asset Purchase Agreement dated as of September 29, 2000 (the “Agreement”) among Buyer, Seller, Parent and LECG Holding Company, LLC, a California limited liability company, Seller and Parent are concurrently herewith selling, transferring, assigning, conveying and delivering to Buyer each and all of the Purchased Assets (as such term is defined in the Agreement).

In partial consideration for such sale, transfer, assignment, conveyance and delivery to Buyer of the Purchased Assets, Section 2.3 of the Agreement requires Buyer to assume and agree to discharge certain obligations and liabilities of Seller.

Pursuant to the terms of the Agreement and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer hereby assumes and agrees to discharge in accordance with the terms thereof each of the Assumed Liabilities (as such term is defined in the Agreement).

This Instrument of Assumption shall be binding upon the successors and assigns of Buyer and shall inure to the benefit of the successors and assigns of Seller and Parent.

IN WITNESS WHEREOF, Buyer has caused this Instrument of Assumption to be duly executed and delivered as of the date first set forth above.

LECG, INC.

By: LECG HOLDING COMPANY

By:	/s/ J. Geoffrey Colton
J. Geoffrey Colton
Secretary

Exhibit C

SIDLEY & AUSTIN

A PARTNERSHIP INCLUDING PROFESSIONAL CORPORATIONS

DALLAS	BANK ONE PLAZA	HONG KONG
LOS ANGELES	10 S. DEARBORN STREET	LONDON
NEW YORK	CHICAGO, ILLINOIS 60603	SHANGHAI
SEATTLE	TELEPHONE 312 853 7000	SINGAPORE
WASHINGTON, D. C.	FACSIMILE 312 853 7036	TOKYO

FOUNDED 1866

September 29, 2000

LECG Holding Company, LLC
LECG, LLC
2000 Powell Street
Suite 600
Emeryville, CA 94608

Ladies and Gentlemen:

We have acted as counsel for Navigant Consulting, Inc., a Delaware corporation (“Parent”), and LECG, Inc., a California corporation (“Seller”), in connection with the execution and delivery of the Asset Purchase Agreement, dated as of September 29, 2000 (the “Agreement”), among Parent, Seller, LECG Holding Company, LLC, a California limited liability company (“Buyer Parent”), and LECG, LLC, a California limited liability company (“Buyer”), and the transactions contemplated thereby.  Each capitalized term not defined herein shall have the meaning ascribed to such term in the Agreement.

Pursuant to the requirements of Section 4.4(d) of the Agreement, we are of the opinion that.

1.                                       Parent is validly existing and in good standing under the laws of the State of Delaware.  Seller is validly existing and in good standing under the laws of the State of California.

2.                                       Parent has the corporate power and authority to execute, deliver and perform the Agreement and each Seller Ancillary Agreement to be executed, delivered or performed by Parent (the “Parent Instruments”).  Seller has the corporate power and authority to execute, deliver and perform the Agreement and each Seller Ancillary Agreement to be executed, delivered or performed by Seller (the “Seller Instruments”).

3.                                       Each Seller Instrument has been duly authorized, executed and delivered by Seller and constitutes the valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and

SIDLEY & AUSTIN	CHICAGO

LECG Holding Company, LLC LECG, LLC September 29, 2000

contracting parties’ rights generally or general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

4.                                       Each Parent Instrument has been duly authorized, executed and delivered by Parent and constitutes the valid and binding obligation of Parent enforceable against Parent in accordance with its terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally or general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

5.                                       Neither the execution and delivery of the Agreement or any of the Seller Instruments or the consummation of the transactions contemplated thereby, nor compliance with or fulfillment of the terms, conditions and provisions thereof will conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under (a) the Certificate of Incorporation or By-laws of Seller or (b) to our knowledge (1) any material note, instrument, agreement, mortgage, lease, license, franchise, permit or other authorization, right, restriction or obligation to which Seller is a party or any of its properties is subject or by which Seller is bound, (2) any Court Order to which Seller is party or by which it is bound or (3) any Requirements of Laws affecting Seller.

6.                                       Neither the execution and delivery of the Agreement or any of the Parent Instruments or the consummation of the transactions contemplated thereby, nor compliance with or fulfillment of the terms, conditions and provisions thereof will conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under (a) the Certificate of Incorporation or By-laws or Parent or (b) to our knowledge (1) any material note, instrument, agreement, mortgage, lease, license, franchise, permit or other authorization, right, restriction or obligation to which Parent is a party or any of its properties is subject or by which Parent is bound, (2) any Court Order to which Parent is party or by which it is bound or (3) any Requirements of Laws affecting Parent.

7.                                       No approval, consent or authorization of, or declaration, filing or registration with, any federal or state governmental authority or regulatory body, is required for the valid execution an delivery of the Agreement and the Seller Ancillary Agreements, the consummation by Parent or Seller of the transactions contemplated thereby or compliance by Parent or Seller with the terms, conditions and provisions thereof.

For purposes of rendering the foregoing opinions, we have relied, as to various questions of fact material to such opinions, upon the representations of Parent, Seller, Buyer Parent and Buyer made in the Agreement and upon certificates of officers of Parent and Seller.

2

We have also examined originals, or copies of originals certified to our satisfaction, of such agreements, documents, certificates and other statements of government officials and other instruments, have examined such questions of law and have satisfied ourselves as to such matters of fact as we have considered relevant and necessary as a basis for this opinion.  We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of all natural persons and the conformity with the original documents of any copies thereof submitted to us for our examination.

Any opinion or statement herein that is expressed to be “to our knowledge” or is otherwise qualified by words of like import is intended to signify that, during the course of our representation of Parent and Seller, no information has come to the attention of lawyers currently practicing law with the firm who have had an active involvement in negotiating the Agreement that would give them actual knowledge of facts contrary to such opinion or statement.  However, we have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from our representation of Parent or Seller.

This opinion letter is limited to the laws of the State of Illinois, the General Corporation Law of the State of Delaware and the federal laws of the United States of America.

This opinion letter is being delivered solely for the benefit of the person to whom it is addressed; accordingly, it may not be quoted, filed with any governmental authority or other regulatory agency or otherwise circulated or utilized for any other purpose without my prior written consent.  This opinion letter speaks as of the time of its delivery on the date it bears.  We do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact about which we do not have a current conscious awareness at that time, by reason of any change subsequent to that time in any law covered by any of the foregoing opinions or for any other reason.

Very truly yours,

/s/ SIDLEY & AUSTIN

3

Exhibit D

TRANSITION SERVICES AGREEMENT

This Transition Services Agreement (“Agreement”) is entered into this 29th day of September, 2000, between NAVIGANT CONSULTING, INC., a Delaware corporation (“Parent”), and LECG, LLC, a California limited liability company (“Buyer”).

Recitals:

A.                                    Pursuant to that certain Asset Purchase Agreement (the “Purchase Agreement”), dated September 29, 2000, among Parent, LECG, Inc., a California corporation (“Seller”), Buyer and LECG Holding Company, LLC, a California limited liability company. Seller is selling to Buyer, and Buyer is purchasing from Seller, substantially all of Seller’s assets and Buyer is assuming certain liabilities of Seller.

B.                                    Subsequent to the execution and delivery of the Purchase Agreement, the Buyer will use the Purchased Assets to operate a business providing economic and financial analysis, expert testimony and litigation support and consulting services (the “Transferred Business”).

C.                                    Pursuant to Section 4.3(f) of the Purchase Agreement, Parent has agreed to make available to Buyer certain services, and Buyer has agreed to procure such services, during the Transition Period (as defined in Section 2.1 below).

D.                                    Capitalized terms used but not defined herein shall have the same meanings attributed thereto in the Purchase Agreement.

Agreement

In consideration of the foregoing and the mutual agreements, provisions and covenants contained herein and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Performance of Services.

1.1                               In order for Buyer to support the operation of the Transferred Business through the Transition Period in a manner substantially similar to the manner in which the Transferred Business was operated immediately prior to the Closing Date, from and after the date hereof through the Transition Period, Parent shall use commercially reasonable efforts to provide Buyer with (i) certain employees of Seller listed on Annex A at the cost set forth next to each employee’s listed therein (the “Leased Employees”), and (ii) certain Services (as defined below) of Parent in consideration for payments by Buyer described in Section 1.3.

1.2                               The Services shall consist of the services necessary for Buyer to support reasonably the operation of the Transferred Business through the Transition Period, including without limitation, administrative, technical support, financial and accounting, telephone, travel-related services, and weekly data back-up (each as more fully described, and at the cost set forth, on Annex B hereto) provided in a manner consistent with the manner and level of care with which the Services were previously performed by the Seller and/or Parent, provided that in no event shall the Services include (i) executive management, (ii) legal services, (iii) insurance, or (iv) financial support (each individually a “Service” and collectively, the “Services”). To the extent Buyer wishes to terminate any Service, Buyer shall give the Parent at least three (3) weeks prior written notice identifying those Services that Buyer, in its sole discretion, has determined it no longer wishes to purchase. After such three (3) week notice period elapses, Parent shall have no further obligation to provide such terminated Services, and Buyer shall have no further financial obligations in connection with such terminated Services.

1.3                               Buyer shall reimburse Parent, in accordance with Section 1.4, for the expenses incurred by Parent, as set forth on Annexes A and B, respectively, in connection with the provision of the Leased Employees and Services (the costs therefor collectively referred to as the “Incurred Costs”).  For the Leased Employees, the Incurred Costs shall include (i) 150% of the annual base salary for those individuals who, from time to time, constitute Leased Employees in accordance with Section 1.2 hereof. For the Services, the Incurred Costs shall include (i) the actual and reasonably documented cost of any supplies, materials and services used by Parent in connection with providing the Services plus 150% of the annual base salary of the employees of Parent performing services (pro rated on an hourly basis), and (ii) the actual and reasonably documented expenses of Parent under any contracts related to the Transferred Business that are not Purchased Assets or Assumed Liabilities assumed by Buyer but which relate to Services that Buyer has reasonably requested.

1.4                               The Incurred Costs will be paid by Buyer by not later than thirty (30) days after receipt of an invoice from Parent of the Incurred Costs.

1.5                               Parent shall maintain records of the Leased Employees and the Services provided pursuant to the terms of this Agreement and of all Incurred Costs properly incurred by Parent in connection therewith and shall make the same available to Buyer for inspection at Buyer’s reasonable request and in connection with any final accounting of Incurred Expenses.

1.6                               All employees performing services shall be the employees of Parent and not Buyer.  Buyer shall offer employment to each Leased Employee as soon as all necessary immigration fillings have been made and authorization received allowing the Buyer to legally employ such Leased Employee. Subject to the provisions of Sections 1.3 and 1.4, Parent shall be solely responsible for all hiring and termination decisions with respect to such employees and for the payment of all salaries, taxes, benefits and other amounts with respect to such employees. Parent’s obligation to provide any Leased Employee shall continue only so long as that Leased Employee continues to be employed by Parent with the duties performed by the Leased Employee for Parent prior to the Closing Date. While Parent will use its commercially reasonable efforts to cause the Leased Employees to continue as employees of Parent during the

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Transition Period, Parent shall have no obligation or liability if any Leased Employee voluntarily terminates his or her employment or is terminated by Parent for cause or with the consent of Buyer.

2.                                      Term and Termination.

2.1                               Parent agrees (A) to make Leased Employees available until the earlier of (i) such time as the Parent notifies the Buyer in writing that all approvals and other necessary actions with respect to the transfer of work visas from the Parent to the Buyer have been obtained or (ii) six (6) months from the date hereof and (B) to make the Services available to Buyer for the period commencing on the date hereof and ending on the earlier of (a) December 31, 2000, or (b) ten (10) business days after receipt of written notice from Buyer of its desire to terminate this Agreement (the “Transition Period”).

2.2                               If at any time during the Transition Period, Buyer fails to make payments in full of the amounts required hereunder for a period of more than ten (10) days after such payments are otherwise due and payable, and Parent has provided a notice of such default with a 10-day cure period, Parent may terminate this Agreement.  Neither party shall be liable to the other by reason of this Agreement or the transactions contemplated hereby for consequential or special damages.

2.3                               The cancellation or termination of this Agreement (howsoever occasioned) shall be without prejudice to any obligations or rights on the part of any party which may have accrued up to the date of such cancellation or termination.

3.                                      No Partnership; No Conflict of Interest; Other Disclaimers.

3.1                               Nothing contained herein shall create, or shall be construed as creating, a partnership or joint venture of any kind or as imposing upon any party hereto any partnership duty, obligation or liability to the other party.  Parent is an independent contractor hereunder and neither party is the agent of the other.

3.2                               Nothing herein shall be deemed to restrict Parent or Buyer or any of their directors, officers, employees or affiliates from engaging in any business or from contracting with other parties.

4.                                      Confidentiality.

4.1                               The provisions of Section 11.2 of the Purchase Agreement shall apply to all documents, materials and other information that either party obtains regarding the other pursuant to this Agreement including but not limited to all information relating to any client engagement, contract or agreement relating to the Transferred Business.

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5.                                      Miscellaneous.

5.1                               Notices.  All notices and other communications hereunder shall be in writing and shall be delivered by hand or mailed by registered or certified mail (return receipt requested) or transmitted by facsimile to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and shall be deemed given on the date on which such notice is received:

If to Parent:

Navigant Consulting, Inc.
615 North Wabash Avenue
Chicago, IL 60611
Attention:	Philip Steptoe
Fax No.:	(312) 573-5676
Tel No.:	(312) 573-5603

with a copy to:

Sidley & Austin
One First National Plaza
Chicago, IL 60603
Attention:	Steven Sutherland
Fax No.:	(312) 853-7036

Tel No.:	(312) 853-7000

If to Buyer:

LECG, LLC
2000 Powell Street, Suite 600
Emeryville, CA 94608
Attention:	David Teece
Fax No.:	510.653.6213
Tel No.:	510.450.6799

with a copy to:

Folger Levin & Kahn, LLP
275 Battery Street, 28th Floor
San Francisco, CA 94111
Attention:	Carol Kerr
Fax No.:	(415) 986-2827
Tel No.:	(415) 986-2800

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5.2                               This Agreement shall be governed by and construed in accordance with the internal laws, and not the laws of conflicts, of the State of Illinois.

5.3                               Each party upon the request of the other agrees to perform such further acts and execute and deliver such further documents as may be reasonably necessary to effectually carry out the terms and intent of this Agreement.

5.4                               This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral.  No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall effect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

5.5                               If any term or provision of this Agreement or any portion of a term or provision hereof or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision or portion thereof to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each portion thereof shall be valid and enforced to the fullest extent permitted by law.

5.6                               Neither party may assign or delegate its rights, interests, obligations or liabilities under this Agreement without the prior written consent of the other party.  The obligations of either party may be assigned to any affiliate of that party or by operation of law or with the prior written consent of the other party.  Each party shall provide the other with at least fifteen (15) days prior written notice of any requested consent to assignment.

5.7                               This Agreement may not be amended or modified except by an instrument in writing signed by the parties hereto.  The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party or parties entitled to the benefits of such terms or provisions.  No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar.

5.8                               This Agreement may be executed in counterparts and signatures sent by facsimile shall be binding as evidence of execution and acceptance of the terms hereof.  Signatures may be exchanged by telecopy with original signatures to follow.  Each party to this Agreement agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signature of the other party to this Agreement.

[THIS SPACE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

BUYER:

LECG, LLC
By: LECG Holding Company, LLC
Its Sole Member

By:	/s/ J. GEOFFREY COLTON
By: J. Geoffrey Colton
Its: Chief Financial Officer

SELLER:

LECG, INC.

By:	/s/ P. STEPTOE
By: P. Steptoe
Its: V.P.

PARENT:

NAVIGANT CONSULTING, INC.

By:	/s/ J. STOECKLEIN
By: J. Stoecklein
Its: V.P.

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ANNEX A

TO TRANSITION SERVICES AGREEMENT

Initial Leased Employees

Employee Name	Current Base Salary

Gina Dalma

Chi-Yi Kuan

Darin Lee

Ana L. Gonazalez-Palomares

Andrew P. Hartshorn

Panagiotis Martinis

Shivanthi N. Gunasekera

Netika R. Raval

Arun Sharma

Alan S. Alexandroff

Deniz D. Anginer

Andrius Baziliauskas

Hoang V. Cao

Kai L. Chan

Melvyn A. Fuss

Phetsamone Kongmany

Brian A. Rivard

Roger Ware

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ANNEX B

TO TRANSITION SERVICES AGREEMENT

List of Services

Service	Description
Human Resources Support	Service Description:

• Use of ABRA System to ensure reconciliation of Data

• International office employment issues

Accounting	Service Description:

• Receivable collection and remittance

• Consultation regarding asset and liability balances

• Training in accounting methods and project accounting services

• Cooperation in transferring ELITE and FAS Systems

Other	• As mutually agreed to by the parties

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Exhibit E

Form of

TERMINATION AGREEMENT

This Termination Agreement is entered into as of September 29, 2000 between Navigant Consulting, Inc., a Delaware corporation (the “Company”), LECG, Inc., a California corporation (“Seller”) and                          (the “Member”)

WHEREAS, the Company, Seller, LECG Holding Company, LLC, a California limited liability company (“Buyer Parent”), and LECG, LLC, a California limited liability company (“Buyer”) have entered into an Asset Purchase Agreement (the “Purchase Agreement”), pursuant to which Seller is selling substantially all of the assets, properties and business of Seller to Buyer; and

WHEREAS, as a condition to the willingness of the Company and Seller to enter into the Purchase Agreement and to consummate the transactions contemplated thereby, and in consideration of the terms set forth in the Purchase Agreement and in this Agreement, the Company and the Member desire to enter into this Agreement to provide (i) that at the Closing (as such term is defined in the Purchase Agreement) any and all options to purchase common shares of the Company held by the Member (the “Options”) shall be cancelled, including, without limitation, the options to purchase shares of common stock of the Company listed on  Schedule A hereto; (ii) that at the Closing, each employment, consulting, retention or similar agreement, if any, and each agreement relating to any Option (collectively, the “Terminated Agreements”) between the Member and the Company (including, without limitation, the agreements listed on Schedule B hereto) shall be cancelled and terminated, other than obligations of Member thereunder, if any, to keep confidential and not disclose any trade secrets or confidential documents, instruments or information of the Company or its affiliates, other than Seller (the “Continuing Obligations”) and (iii) for the other provisions herein.

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the adequacy and sufficiency of which are hereby acknowledged, the Company, Seller and the Member hereby agree as follows:

1.                                       Cancellation of Options.  At the Closing, the Options which are outstanding immediately prior to the Closing shall be cancelled and returned to the Company and the Company shall have no obligation or liability with respect to the Options.

2.                                       Cancellation and Termination of Terminated Agreements.  At the Closing, the Terminated Agreements shall be cancelled and terminate, and the Member and the Company shall have no obligation or liability with respect to the Terminated Agreements other than the Continuing Obligations.

3.                                       Release.

(a)(1)                    Except as provided in Section 3(a)(2) below, the Member, on behalf of the Member and anyone claiming through the Member, including, but not limited to, the

Member’s past, present and future spouses, family members, relatives (of any degree of kinship), agents, attorneys, representatives, heirs, executors and administrators, and the predecessors, successors and assigns of each of them, hereby releases, forever discharges and agrees not to sue the Company, Seller, any division, subsidiary, Affiliate or other related entity of the Company or Seller (whether or not such entity is wholly owned), the predecessors, successors and assigns of any of them and any current or former director, officer, employee or agent of each of them (hereinafter jointly referred to as the “Released Parties”), with respect to any and all claims, demands, causes of action, orders, agreements, debts and liabilities, whether in state, federal or local court, commission, department, or agency or otherwise, which the Member now has, has ever had, or may in the future have, whether known or unknown, against any of the Released Parties for or related to anything occurring on or prior to the date hereof, including without limiting the generality of the foregoing, (i) any claims under Title VII of the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1866, as amended, the Civil Rights Act of 1991, as amended, the Americans With Disabilities Act, as amended, the Worker Adjustment and Retraining Notification Act, the Employee Retirement Income Security Act of 1974, as amended, the California Fair Employment and Housing Act, as amended, or the Age Discrimination in Employment Act of 1967, as amended; (ii) any and all claims, demands, causes of action, orders, agreements, debts and liabilities which in any way result from, arise out of, or relate to, any rights to indemnification or reimbursement from the Company or Seller or the Member’s employment by the Company or Seller, including, but not limited to, compensation (including deferred compensation), debts and sums of money; (iii) any and all rights which the Member may have in respect of the Options or the Terminated Agreements, including, without limitation, any and all claims and rights against the Company, Seller or any of their Affiliates (as such term is defined in the Purchase Agreement) for any other consideration in respect of the Options or the Terminated Agreements; and (iv) any and all claims, demands, causes of action, orders, agreements, debts and liabilities which in any way result from, arise out of, or relate to, the ownership, purchase, sale or pricing of any shares of the Company or any options to purchase shares of the Company (all of the foregoing collectively being referred to as the “Released Claims”).

(2)  Notwithstanding anything to the contrary in Section 3(a)(1), the Released Claims do not include and nothing contained in this Section 3 shall apply to, or release any of the Released Parties from (i) any obligation of Company or Seller contained in the Purchase Agreement, and any instrument, document, or agreement made pursuant to the Purchase Agreement and the transactions contemplated therein or (ii) any obligation of Company or Seller to provide indemnification to the Member with respect to acts or failures to act by the Member prior to the Closing in connection with the Member’s employment with or consulting for the Company or Seller.  The Member hereby represents and warrants to the Company and Seller that such Member does not know of any matter for which the Member will seek indemnification pursuant to any such obligation.

(b)                                 If the Member is a resident of California, the Member also acknowledges that Member is aware of, familiar with and has read the provisions of California Civil Code Section 1542, which provides as follows:

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“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR”

Having reviewed this provision, the Member nevertheless hereby voluntarily waives any and all rights under this statutory provision with respect to the Released Claims.

(c)                                  The Member hereby irrevocably covenants to refrain from, directly or indirectly asserting any Released Claim against any Released Party, or commencing, instituting or causing to be commenced, any proceeding of any kind against any Released Party, based upon any Released Claim.

(d)                                 Without in any way limiting any of the rights and remedies otherwise available to any Released Party, and subject to the qualifications contained in this Section 3, the Member shall indemnify and hold harmless each Released Party from and against any and all Loss and Expense (as such terms are defined in the Purchase Agreement) whether or not involving third party claims, incurred by any Released Party in connection with or arising from the assertion against any Released Party by or on behalf of the Member of any Released Claim.

(e)                                  Nothing in this Agreement is intended to or shall be construed as an admission by the Company, Seller or any of the other Released Parties that any of them violated any law, interfered with any right, breached any obligation or otherwise engaged in any improper or illegal conduct with respect to the Member or otherwise.  Each of the Released Parties expressly denies any such illegal or wrongful conduct.

4.                                       General. (a)  The Member has consulted such legal, financial, tax or other advisors as the Member deems necessary or desirable before entering into this Agreement.  The Member hereby represents and warrants to the Company and Seller that the Member has read, knows, understands and agrees with the terms and conditions of this Agreement.  The Member has not relied upon any oral representations of the Released Parties in entering into this Agreement. The Member hereby represents and warrants to the Company and Seller that (a) except for the Options listed on Schedule A hereto, the Member owns or holds no other Options and (b) except for the Terminated Agreements listed on Schedule B hereto, the Member is not a party to any other employment, consulting, retention on similar agreement with or with respect to the Company, Seller or any of their Affiliates.  The Member represents and warrants to the Company and Seller that (a) the Member has not filed or initiated any legal, equitable, administrative, or other proceeding(s) against any of the Released Parties, (b) no such proceeding(s) have been initiated against any of the Released Parties on the Member’s behalf; (c) the Member is the sole owner of the Released Claims; (d) the Released Claims have not been transferred or assigned or caused to be transferred or assigned to any other person, firm, corporation or other legal entity; and (e) the Member has the full right and power to grant, execute, and deliver the releases, undertakings, and agreements contained in this Agreement.

(b)                                 The Company and Seller have consulted such legal, financial, tax or other advisors as they deem necessary or desirable before entering into this Agreement. The Company

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and Seller each represent and warrant to the Member that it has read, knows, understands and agrees with the terms and conditions of this Agreement.  Neither the Company nor Seller have relied on any oral representations of Member in entering into this Agreement.

5.                                       Entitlement to Indemnification. The Company and Seller hereby acknowledge and agree that the Member is a Buyer Group Member (as defined in the Purchase Agreement) and is entitled to indemnification by the Company and Seller under Article X of the Purchase Agreement, on the terms and subject to the provisions of the Purchase Agreement.

6.                                       Successors; Binding Agreement. This Agreement shall inure to the benefit of and be enforceable by the parties hereto and their successors and permitted assigns: provided, however, that neither party may assign any of his, her or its rights or obligations hereunder without the prior written consent of the other parties.

7.                                       Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given when given in accordance with Section 11.4 of the Purchase Agreement and (i) if to the Company or Seller addressed to the addresses given pursuant to Section 11.4 of the Purchase Agreement and (ii) if to the Member, addressed to the address set forth below the Member’s name on the signature page to this Agreement.

8.                                       Governing Law; Validity.  The interpretation, construction and performance of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois without regard to the applicable principles of conflicts of laws. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or enforceability without invalidating the remainder of such provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

9.                                       Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed to be an original and both of which together shall constitute one and the same instrument.

10.                                 Miscellaneous. No provision of this Agreement may be modified or waived unless such modification or waiver is agreed to in writing and executed by the Member and by a duly authorized officer of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or failure to comply with, any condition or provision of this Agreement to be performed or complied with by such other party shall be deemed a waiver of any similar or dissimilar conditions or provisions at the same or at any prior or subsequent time.  Failure by the Member or the Company to insist upon strict compliance with any provision of this Agreement or to assert any right which the Member or the Company may have hereunder shall not be deemed to be a waiver of such provision or right or any other provision of or right under this Agreement.

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IN WITNESS WHEREOF each of the Company and Seller has caused this Agreement to be executed by its duly authorized officer and the Member has executed this Agreement as of the day and year first above written.

NAVIGANT CONSULTING, INC

Name:.
Title:

LECG, INC.

Name:
Title:

MEMBER:

Name:

Address:

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SPOUSAL CONSENT

I am married to                                  , the Member as defined in the Termination Agreement dated as of September 29, 2000 (the “Termination Agreement”)  I acknowledge that I have read the Termination Agreement and that I know its contents, particularly Section 3 of the Termination Agreement.  I am aware that by the provisions of the Termination Agreement (including Section 3 thereof) that the Member and anyone claiming through the Member (including spouses) releases, forever discharges and agrees not to sue any of the Released Parties (as defined in the Termination Agreement) with respect to any Released Claim (as defined in the Termination Agreement).

I hereby consent to such release pursuant to the terms of the Termination Agreement, approve of the provisions of the Termination Agreement pertaining to such release, and agree that I will take no action at any time to hinder the enforcement of the Termination Agreement.

Dated: September 29, 2000
(Signature)

(Print Name)

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Schedule A

Options

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Schedule B

Terminated Agreements

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FOLGER LEVIN & KAHN LLP

ADDENDUM TO TERMINATION AGREEMENT

ATTORNEYS AT LAW

1900 Avenue of the Stars, 28th Floor
Los Angeles, California 90067
Telephone 310.556.3700
Fax number 310.556.3770

San Francisco Office
Embarcadero Center West,
275 Battery Street, 23rd Floor
San Francisco, California 94111
Telephone 415.986.2800
[ILLEGIBLE]
www.flk.com

This Addendum to Termination Agreement is entered into as of September 29, 2000 between Navigant Consulting, Inc., a Delaware corporation (“Company”), LECG, Inc., a California corporation (“Seller”) and the undersigned (“Member”).

RECITALS

A.                                   Member, Company and Seller are parties to that certain Termination Agreement dated as of September 29, 2000 (the “Termination Agreement”), providing for, among other things, a release of claims by Member against Company and Seller.

B.                                     All terms with initial capital letters not otherwise defined herein have the meanings given in the Termination Agreement and, except as modified hereby, the Termination Agreement is expressly incorporated herein by this reference.

C.                                     Member, Company and Seller have agreed that the Termination Agreement, and the release of claims set forth therein, will not apply to the Accrued Expert Fees to the extent set forth herein.

NOW, THEREFORE, in consideration of the foregoing, Member, Seller and Company agree as follows:

1.                                       Accuracy of Final Statement. Company has provided Member with a final statement reflecting the amount of all expert fees and finder’s fees (collectively, the “Accrued Expert Fees”) due and payable to such Member under the terms of the Purchase Agreement (the “Final Statement”).  Each of Seller and Company represent and warrant that, to the best of its knowledge, the amount of Accrued Expert Fees set forth on the Final Statement is true and correct and represents all unpaid Accrued Expert Fees due to Member on or prior to September 29, 2000 (the “Closing Date”) as a result of account receivables billed to a client of Seller prior to the Closing Date and retained by Seller as an “Excluded Asset” under the Purchase Agreement.

2.                                       Exclusion from Released Claims.  The Termination Agreement is expressly modified and amended to provide that the Released Claims under Section 3(a)(1) of the Termination Agreement do not include the following types of claims:

2.1                                 Any claim by Member for Accrued Expert Fees with respect to the matters (each, a “Disputed Matter”) listed on Schedule A hereto. Member hereby represents and warrants that each Disputed Matter, if any, is subject to a bona fide dispute and that, if possible based on the information available to Member, Member has made a good faith estimate of the amount of Accrued Expert Fees due to Member with respect to such Disputed Matter.

2.2                                 A claim by Member for Accrued Expert Fees not paid by Seller or Company (the “Unpaid Fees”) if all of the following conditions are met:

(a)                                  Member makes a claim for Unpaid Fees under this Section 2.2 on or before March 31, 2001;

(b)                                 the Unpaid Fees arise from or relate to accounts receivable that Company or Seller mistakenly believed had not been paid, but that, in fact, such accounts receivable actually were paid by a client or clients during the period beginning on January 1, 2000 and ending on the Closing Date (the “Open Period”) and retained by Seller as an “Excluded Asset” under the Purchase Agreement;

(c)                                  Member furnishes documentation establishing that payment on the account receivable had been made during the Open Period and that Accrued Expert Fees were not paid by Seller or Company during the Open Period.

3.                                       Payment of Accrued Expert Fees. Promptly upon receipt of both the Termination Agreement and this Addendum duly executed by Member, Company will pay the Member all Accrued Expert Fees reflected on the Final Statement other than Accrued Expert Fees relating to Disputed Matters, if any.

4.                                       No Other Modifications. Except as expressly set forth in this Addendum, the terms and conditions of the Termination Agreement are not modified or amended in any respect and remain in full force and effect.

5.                                       Counterparts. This Addendum may be executed in one or more counterparts, each of which will be deemed to be an original and both of which together will constitute one and the same instrument.

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IN WITNESS WHEREOF, this Addendum to Termination Agreement was entered into by Member, Company and Seller effective as of the date first above written.

NAVIGANT CONSULTING, INC.

Name:
Title:

LECG, INC.

Name:
Title:

MEMBER:

Name:

Address:

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SCHEDULE A

DISPUTED MATTERS

[to be completed by each Member]

Matter Name:

Disputed Amount:

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Exhibit F

[LECG ECONOMICS • FINANCE LOGO]

September 28, 2000

Philip Steptoe, Vice President

Navigant Consulting Inc.

615 N. Wabash

Chicago, IL 60611

RE:                              Office Space Occupancy Agreement between LECG and Navigant Consulting Inc., and or its subsidiaries and affiliates (“Navigant”) - 201 South Main, Suite 450, Salt Lake City, UT 84111

Dear Mr. Steptoe:

Pursuant to your prior conversations with Denise Wilkins, LECG will gladly accommodate Navigant’s need for office space in our Salt Lake City office under the following agreement.

As of the first day of the month following the divestiture date, LECG will lease one (1) office to Navigant on an indefinite basis.  In exchange for the opportunity to occupy space in LECG’s Salt Lake City Office, Navigant will pay $713 to LECG, on a monthly basis (see attached itemization).  For any partial month rent will be prorated.  Navigant’s monthly rent will be abated on a prorated basis if its affairs and cubicles are not accessible.

In addition to office rent and utilities, this figure also includes basic office supplies, reception coverage, basic phone service and access to basic network and Internet.  This figure is an estimate of our actual costs.  Beginning January 1, 2001, the estimated cost will be based on the prior four (4) month historical information.  Going forward from this date, the estimated cost will be reviewed in June and December and adjusted accordingly.  Thereafter, the review will take place on an annual basis.

Navigant will be separately charged, on a monthly basis, for special supply orders, long distance phone charges, couriers, overnight delivery services, postage, facsimiles and photocopies.  The cost for these services will be passed through to Navigant without any mark-up.  You will be charged an hourly rate for any administrative and technical support in an amount which reflects actual costs.  The monthly parking cost will also be included as a separate line item.

The number of offices and cubicles that LECG can provide at any given time is subject to change.  It is assumed that Navigant’s space requirements will vary in time as well.  Therefore, it is mutually agreed that either party may terminate the agreement as it pertains to a particular office or cubicle, or all offices and cubicles, with sixty-days’ (60) written advance notice to the other party.

If the above agreement is acceptable, please sign below.

If you have any questions or would like to make an alternate suggestion regarding the above, please call me.  I would be happy to discuss this further.

Sincerely,

/s/ JOYCE L. HEIN
Joyce L. Hein
Manager, Real Estate & Purchasing

Attached

/s/ PHILIP STEPTOE	9/28/00
Philip Steptoe	Date

2000 Powell Street, Suite 600  •  Emeryville, California 94608  •  Telephone: (510) 653-9800 Fax: (510) 653-9898  •  www.lecg.com

Operating Office Costs - Salt Lake City

Operations Per Unit	Yearly Cost	Monthly Cost	Unit Cost

Telephone		0	N/A
Equip./Furn. Main		0	N/A
Property Tax		0	N/A
Gross Office Rent-Total 13 Units	$76,493	6374	490
1 Office = 1 Units		0	490
20% Netting Up Base Rent		0	98
Depreciation Exp. Furniture		0	N/A
Depreciation Exp. Computers		0	N/A
Depreciation Exp. Telephones		0	N/A
Amort. Exp.-Leasehold Imprvmnt		0	N/A
		0	N/A
		0	N/A

		Total	588

Operations Per Person	Est. Cost*	# Of People	Total Cost

Water, Coffee, Equitrac	125	1	125
Internet & Telephone Access		0	0
		0	0
		0	0

		Total	125

*Estimate based on a cost of $125 per month per person.

Name	Occupying # of Units	Total Unit Cost	Total Per Person Cost	Total

NCI/RMI	1	588	125	713
		0	0	0
		0	0	0
		0	0	0
		0	0	0
		0	0	0
		0	0	0
		0	0	0
		0	0

			Total	713

[LECG ECONOMICS • FINANCE LOGO]

September 28, 2000

Philip Steptoe, Vice President

Navigant Consulting Inc.

615 N. Wabash

Chicago, IL 60611

RE:                              Office Space Occupancy Agreement between LECG and Navigant Consulting Inc., and or its subsidiaries and affiliates (“Navigant”) - 2000 Powell Street, Suite 600, Emeryville, CA 94068

Dear Mr. Steptoe:

Pursuant to your prior conversations with Demise Wilkins, LECG will gladly accommodate Navigant’s need for office space in our Emeryville office under the following agreement.

As of the first day of the month following the divestiture date, LECG will lease two (2) offices to Navigant on an indefinite basis.  In exchange for the opportunity to occupy space in LECG’s Emeryville Office, Navigant will pay $1,702 to LECG, on a monthly basis (see attached itemization).  For any partial month, rent will be prorated.  Navigant’s monthly rent will be abated on a prorated basis if its affairs and cubicles are not accessible.

In addition to office rent and utilities, this figure also includes basis office supplies, reception coverage, basic phone service and access to basic network and Internet.  This figure is an estimate of our actual costs.  Beginning January 1, 2001, the estimated cost will be based on prior four (4) month historical information.  Going forward from this date, the estimated cost will be reviewed in June and December and adjusted accordingly.  Thereafter, the review will take place on an annual basis.

Navigant will be separately charged, on a monthly basis, for special supply orders, long distance phone charges, couriers, overnight delivery services, postage, facsimiles and photocopies.  The cost for these services will be passed through to Navigant without any mark-up.  You will be charged an hourly rate for any administrative and technical support in an amount, which reflects actual costs.  The monthly parking cost will also be included as a separate line item.

The number of offices and cubicles that LECG can provide at any given time is subject to change.  It is assumed that Navigant’s space requirements will vary in time as well.  Therefore, it is mutually agreed that either party may terminate the agreement as it pertains to a particular office or cubicle, or all officers and cubicles, with sixty-days’ (60) written advance notice to the other party.

If the above agreement is acceptable, please sign below.

If you have any questions or would like to make an alternate suggestion regarding the above, please call me.  I would be happy to discuss this further.

Sincerely,

/s/ JOYCE L. HEIN
Joyce L. Hein
Manager, Real Estate & Purchasing

Attached

/s/ PHILIP STEPTOE	9/28/00
Philip Steptoe	Date

2000 Powell Street, Suite 600  •  Emeryville, California 94608  •  Telephone: (510) 653-9800 Fax: (510) 653-9898  •  www.lecg.com

Operating Office Costs - Emeryville

Operations Per Unit	Yearly Cost	Monthly Cost	Unit Cost

Telephone		0	N/A
Equip./Furn. Main		0	N/A
Property Tax		0	N/A
Gross Office Rent-Total 139 Units	$1,008,895	84075	605
2 Offices = 2 Units		0	1210
20% Netting Up Base Rent		0	242
Depreciation Exp. Furniture		0	N/A
Depreciation Exp. Computers		0	N/A
Depreciation Exp. Telephones		0	N/A
Amort. Exp.-Leasehold Imprvmnt		0	N/A
		0	N/A
		0	N/A

		Total	1452

Operations Per Person	Est. Cost*	# Of People	Total Cost

Water, Coffee, Equitrac	125	2	250
Internet & Telephone Access		0	0
		0	0
		0	0

		Total	250

*Estimate based on a cost of $125 per month per person.

Name	Occupying # of Units	Total Unit Cost	Total Per Person Cost	Total

NCI/RMI	2	1452	250	1702
		0	0	0
		0	0	0
		0	0	0
		0	0	0
		0	0	0
		0	0	0
		0	0	0
		0	0

			Total	1702

[LECG ECONOMICS • FINANCE LOGO]

September 28, 2000

Philip Steptoe, Vice President

Navigant Consulting Inc.

615 N. Wabash

Chicago, IL 60611

RE:                              Office Space Occupancy Agreement between LECG and Navigant Consulting Inc., and or its subsidiaries and affiliates (“Navigant”) - 333 South Grand Avenue, Suite 3750, Los Angeles, CA 90071

Dear Mr. Steptoe:

Pursuant to your prior conversations with Denise Wilkins, LECG will gladly accommodate Navigant’s need for office space in our Los Angeles office under the following agreement.

As of the first day of the month following the divestiture date, LECG will lease two (2) large offices, five (5) regular offices and six (6) cubes to Navigant on an indefinite basis.  In exchange for the opportunity to occupy space in LECG’s Los Angeles Office, Navigant will pay $ 7,525 to LECG, on a monthly basis (see attached itemization).  For any partial month rent will be prorated.  Navigant’s monthly rent will be abated on a prorated basis if its affairs and cubicles are not accessible.

In addition to office rent and utilities, this figure also includes basic office supplies, reception coverage, basic phone service and access to basic network and Internet.  This figure is an estimate of our actual costs.  Beginning January 1, 2001, the estimated cost will be based on the prior four (4) month historical information.  Going forward from this date, the estimated cost will be reviewed in June and December and adjusted accordingly.  Thereafter, the review will take place on an annual basis.

Navigant will be separately charged, on a monthly basis, for special supply orders, long distance phone charges, couriers, overnight delivery services, postage, facsimiles and photocopies.  The cost for these services will be passed through to Navigant without any mark-up.  You will be charged an hourly rate for any administrative and technical support in an amount, which reflects actual costs.

The number of offices and cubicles that LECG can provide at any given time is subject to change.  It is assumed that Navigant space requirements will very in time as well.  Therefore, it is mutually agreed that either party may terminate the agreement as it pertains to a particular office or cubicle, or all offices and cubicles, with sixty-days’ (60) written advance notice to the other party.

If the above agreement is acceptable, please sign below.

If you have any questions or would like to make an alternate suggestion regarding the above, please call me.  I would be happy to discuss this further.

Sincerely,

/s/ JOYCE L. HEIN
Joyce L. Hein
Manager, Real Estate & Purchasing

Attached

/s/ PHILIP STEPTOE	9/28/00
Philip Steptoe	Date

2000 Powell Street, Suite 600  •  Emeryville, California 94608  •  Telephone: (510) 653-9800 Fax: (510) 653-9898  •  www.lecg.com

Operating Office Costs - Los Angeles

Operations Per Unit	Yearly Cost	Monthly Cost	Unit Cost

Telephone		0	N/A
Equip./Furn. Main		0	N/A
Property Tax		0	N/A
Gross Office Rent - Total 37 Units	$198,452	16538	447
2 Large Offices = 3 Units		0	1341
5 Regular Offices = 5 Units		0	2235
6 Cubes = 3 Units		0	1341
20% Netting Up Base Rent		0	963
Depreciation Exp. Furniture		0	N/A
Depreciation Exp. Computers		0	N/A
Depreciation Exp. Telephones		0	N/A
Amort. Exp.-Leasehold Imprvmnt		0	N/A
		0	N/A
		0	N/A

		Total	5900

Operations Per Person	Est. Cost*	# Of People	Total Cost

Water, Coffee, Equitrac	125	13	1625
Internet & Telephone Access		0	0
		0	0
		0	0

		Total	1625

*Estimate based on a cost of $ 125 per month per person.

Name	Occupying # of Units	Total Unit Cost	Total Per Person Cost	Total

NCI/Peterson Risk Consulting	11	5900	1625	7525
		0	0	0
		0	0	0
		0	0	0
		0	0	0
		0	0	0
		0	0	0
		0	0	0
		0	0

			Total	7525

[LECG ECONOMICS • FINANCE LOGO]

September 28, 2000

Philip Steptoe, Vice President

Navigant Consulting Inc.

615 N. Wabash

Chicago, IL  60611

RE:                              Office Space Occupancy Agreement between LECG and Navigant Consulting Inc., and or its subsidiaries and affiliates (“Navigant”) - 180 Floor Street West, Suite 1400, Toronto, Ontario M5S 2V6, Canada

Dear Mr. Steptoe:

Pursuant to your prior conversations with Denise Wilkins, LECG will gladly accommodate Navigant’s need for office space in our Toronto office under the following agreement.

As of the first day of the month following the divestiture date, LECG will lease three (3) window offices and three (3) cubes to Navigant on an indefinite basis.  In exchange for the opportunity to occupy space in LECG’s Toronto Office, Navigant will pay $ 1,472 (US$) to LECG, on a monthly basis (see attached itemization).  For any partial month, rent will be prorated.  Navigant’s monthly rent will be abated on a prorated basis if its affairs and cubicles are not accessible.

In addition to office rent and utilities, this figure also includes basic office supplies, reception coverage, basic phone service and access to basic network and Internet.  This figure is an estimate of our actual costs.  Beginning January 1, 2001, the estimated cost will be based on the prior four (4) month historical information.  Going forward from this date, the estimated cost will be reviewed in June and December and adjusted accordingly.  Thereafter, the review will take place on an annual basis.

Navigant will be separately charged, on a monthly basis, for special supply orders, long distance phone charges, couriers, overnight delivery services, postage, facsimiles and photocopies.  The cost for these services will be passed through to Navigant without any mark-up.  You will be charged an hourly rate for any administrative and technical support in an amount, which reflects actual costs.

The number of offices and cubicles that LECG can provide at any given time is subject to change.  It is assumed that Navigant’s space requirements will vary in time as well.  Therefore, it is mutually agreed that either party may terminate the agreement as it pertains to a particular office or cubicle, or all offices and cubicles, with sixty-days’ (60) written advance notice to the other party.

If the above agreement is acceptable, please sign below.

If you have any questions or would like to make an alternate suggestion regarding the above, please call me.  I would be happy to discuss this further.

Sincerely,

/s/ JOYCE L. HEIN
Joyce L. Hein
Manager, Real Estate & Purchasing

Attached

/s/ PHILIP STEPTOE	9/28/00
Philip Steptoe	Date

2000 Powell Street, Suite 600  •  Emeryville, California 94608  •  Telephone: (510) 653-9800 Fax: (510) 653-9898  •  www.lecg.com

Operating Office Costs - Toronto

Operations Per Unit	Yearly Cost CNS	Monthly cost CNS	Unit Cost CNS

Telephone		0	N/A
Equip/Furn. Main		0	N/A
Property Tax		0	N/A
Gross Office Rent-Total 18 Units	$62,500	5208	289
3 Regular Office = 3 Units		0	580
3 Cubes = 1.5 Units		0	434
20% Netting Up Base Rent		0	260
Depreciation Exp. Furniture		0	N/A
Depreciation Exp. Computers		0	N/A
Depreciation Exp. Telephones		0	N/A
Amont. Exp.-Leasehold imprvmnt		0	N/A
		0	N/A
		0	N/A

		Total	1563

Operations Per Person	Est. Cost*	# Of People	Total Cost CNS

Water, Coffee, Equitrac	90	6	540
Internet & Telephone Access		0	0
		0	0
		0	0

		Total	540

*Estimate based on a US cost of $125 per month per person.

Name	Occupying # of Units	Total Unit Cost	Total Per Person Cost	Total

Read Consulting	3.5	1563	540	2103
		0	0	0
		0	0	0
		0	0	0
		0	0	0
		0	0	0
		0	0	0
		0	0	0
		0	0

			Total	2103
		Total Converted To US Dollars		1472

[LECG ECONOMICS • FINANCE LOGO]

September 28, 2000

Karbrooke, Inc.

Crystal Park Plaza

2700 E. Bypass

College Station, TX 77840

Re:                               Lease Agreement dated July 1, 1996 between Karbrooke, Inc. a Texas Corporation (“Landlord”) and Law and Economics Consulting Group, Inc. (“Tenant”) for the Property located at 2700 Ease Rudder Freeway South, Suite 4800, College Station, TX, 77845 (the “Lease”)

To Whom It May Concern:

Pursuant to Section 28 of the above referenced Lease, LECG, Inc, (“Company”) is required to advise you in writing of a change of ownership.  In the very near future, the Company intends to enter into an Asset Purchase Agreement with LECG, LLC for the sale of all substantially all the assets of LECG, Inc to LECG, LLC.  The transaction should close by September 30, 2000.

LECG, Inc., and LECG, LLC respectively requested your consent to this transaction.  Please acknowledge your consent by executing this letter and returning to this undersigned via facsimile, keep a copy for your file and, in due course, forward the original to the above address.

If you require any further information you may call me at (310) 450-5447.

Sincerely,

/s/ J. GEOFFREY COLTON
J. Geoffrey Colton
Chief Financial Officer

AGREED AND CONSENTED TO
this 28 day of Sep, 2000

/s/ [ILLEGIBLE]
LANDLORD

2000 Powell Street, Suite 600  •  Emeryville, California 94608  •  Telephone: (510) 653-9800 Fax: (510) 653-9898  •  www.lecg.com

[LECG ECONOMICS • FINANCE LOGO]

September 28, 2000

Philip Steptoe, Vice President

Navigant Consulting Inc.

615 N. Wabash

Chicago, IL 60611

RE:	Office Space Occupancy Agreement between LECG and Navigant Consulting Inc., and or its subsidiaries and affiliates (“Navigant”) • 2700 Rudder Freeway South, Suite 4800, College Stations, TX 77845

Dear Mr. Steptoe:

Pursuant to your prior conversations with Denise Wilkins, LECG will gladly accommodate Navigant’s need for office space in our College Station office under the following agreement.

As of the first day of the month following the divestiture date, LECG will lease one (1) office to Navigant on an indefinite basis.  In exchange for the opportunity to occupy space in LECG’s College Station Office. Navigant will pay $571 to LECG, on a monthly basis (see attached itemization).  For any partial month, rent will be prorated.  Navigant’s monthly rent will be abated on a prorated basis if its affairs and cubicles are not accessible.

In addition to office rent and utilities, this figure also includes basic office supplies, reception coverage, basic phone service and access to basic network and Internet.  This figure is an estimate of our actual costs.  Beginning January 1, 2001, the estimated cost will be based on the prior four (4) month historical information.  Going forward from this date, the estimated cost will be reviewed in June and December and adjusted accordingly.  Thereafter, the review will take place on an annual basis.

Navigant will be separately charged, on a monthly basis, for special supply orders, long distance phone charges, couriers, overnight delivery services, postage, facsimiles and photocopies.  The cost for these services will be passed through to Navigant without any mark-up.  You will be charged an hourly rate for any administrative and technical support in an amount, which reflects actual costs.

The number of offices and cubicles that LECG can provide at any given time is subject to change.  It is assumed that Navigant’s space requirements will vary in time as well.  Therefore, it is mutually agreed that either party may terminate the agreement as it pertains to a particular office or cubicle, or all offices and cubicles, with sixty-days’ (60) written advance notice to the other party.

If the above agreement is acceptable, please sign below.

If you have any questions or would like to make an alternate suggestion regarding the above, please call me.  I would be happy to discuss this further.

Sincerely,

/s/ JOYCE L. HEIN
Joyce L. Hein
Manager, Real Estate & Purchasing

Attached

/s/ PHILIP STEPTOE	9/28/00
Philip Steptoe	Date

2000 Powell Street, Suite 600  •  Emeryville, California 94608  •  Telephone: (510) 653-9800 Fax: (510) 653-9898  •  www.lecg.com

Operating Office Costs - College Station

Operations Per Unit	Yearly Cost	Monthly Cost	Unit Cost
		0	N/A
Telephone		0	N/A
Equip./Furn.Main		0	N/A
Property Tax	$58,000	4833	372
Gross Office Rent = Total 13 Units		0	372
1 Regular Offices = 1 Units		0	74
20% Netting Up Base Rent		0	N/A
Depreciation Exp. Furniture		0	N/A
Depreciation Exp. Computers		0	N/A
Depreciation Exp. Telephones		0	N/A
Amort. Exp.-Leasehold imprvmnt		0	N/A
		0	N/A

		Total	446

Operations Per Person	Est. Cost*	# Of People	Total Cost

Water, Coffee, Equitrac	125	1	125
Internet & Telephone Access		0	0
		0	0
		0	0

		Total	125

*Estimate based on a cost of $125 per month per person.

Name	Occupying # of Units	Total Unit Cost	Total Per Person Cost	Total

NCI/Reed Consulting	1	446	125	571
		0	0	0
		0	0	0
		0	0	0
		0	0	0
		0	0	0
		0	0	0
		0	0	0
		0	0

			Total	571

Exhibit G

ATTORNEYS AT LAW

FOLGER LEVIN & KAHN LLP	Embarcadero Center West
275 Battery Street, 23rd Floor
San Francisco, California 94111
Telephone 415.986.1800
Facsimile 415.986.2827
September 29, 2000
Los Angeles Office
1900 Avenue of the Stars, 28th Floor
BY OVERNIGHT COURIER	Los Angeles, California 90067
Telephone 310.556.3700
Navigant Consulting, Inc.	Facsimile 310.556.3772
615 North Wabash
Chicago, IL 60611	www.flk.com

LECG, Inc.
2000 Powell Street
Suite 600
Emeryville, CA 94608

Dear Ladies and Gentlemen:

We have acted as counsel to LECG, LLC, a California limited liability company (“Buyer”), and LECG Holding Company, LLC, a California limited liability company (“Buyer Parent”), in connection with the execution and delivery of the Asset Purchase Agreement dated as of September 29, 2000 (the “Agreement”) among Navigant Consulting, Inc., a Delaware corporation (“Parent”), LECG, Inc., a California corporation (“Seller”), Buyer, and Buyer Parent, the execution and delivery of the “Buyer Ancillary Agreements” as defined in the Agreement (collectively, with the Agreement, the “Transaction Documents”), and the transactions contemplated thereby.

Pursuant to Section 4.4(d) of the Agreement, you have requested that we render this opinion.  Any capitalized term not defined herein shall have the meaning ascribed to such term in the Agreement.

In connection with our rendition of this opinion, we have reviewed and relied upon the following:

A.                                   a certificate signed on behalf of Buyer, certifying as to certain factual matters (the “Buyer’s Factual Certificate”), a copy of which is attached to this letter;

Navigant Consulting, Inc. LECG, Inc. September 29, 2000

B.                                     a certificate signed on behalf of Buyer Parent, certifying as to certain factual matters (the “Buyer Parent’s Factual Certificate”), a copy of which is attached to this letter;

C.                                     a certificate from the Secretary of State of the State of California dated August 10, 2000, as to the status of Buyer;

D.                                    a certificate from the Secretary of State of the State of California dated September 27, 2000, as to the status of Buyer Parent; and

E.                                      telephonic confirmation from the Secretary of State of the State of California as of September 29, 2000 as to the status of Buyer and Buyer Parent.

In giving the opinions expressed below, we have relied on the foregoing documents and telephonic confirmation; we have also relied on the accuracy of the Buyer’s and Buyer Parent’s Factual Certificates as to the factual matters expressed therein and, unless otherwise expressly noted, we have conducted no independent investigation as to such factual matters.  Whenever a statement herein is qualified by “to our current actual knowledge” or any similar phrase, it is intended to indicate that, during the course of our representation of Buyer and Buyer Parent in connection with the Agreement, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys working on this transaction.  However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of such statement, any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation, and no inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of Buyer and Buyer Parent in connection with the Agreement.

Further, for the purposes of this letter, we have assumed (i) that the execution, delivery and performance of the Agreement and the Seller Ancillary Instruments by Parent have been duly authorized by all necessary actions, are within the powers of Parent and are in compliance with all laws, regulations and agreements to which Parent is subject; (ii) that the Agreement and the Seller Ancillary Instruments have been duly executed and delivered by Parent; (iii) that Parent is duly organized, validly existing and in good standing under the laws of the jurisdiction in which Parent is organized; (iv) that to the extent required by the laws of the State of California, Parent is qualified to transact business in the State of California and is in good standing under its laws; (v) that the execution, delivery and performance of the Agreement

2

and the Seller Ancillary Instruments by Seller have been duly authorized by all necessary actions, are within the powers of Seller and are in compliance with all laws, regulations and agreements to which Seller is subject; (vi) that the Agreement and the Seller Ancillary Instruments have been duly executed and delivered by Seller, (vii) that Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction in which Seller is organized; (viii) that the signatures on all documents which we have examined are genuine; (ix) the legal capacity of natural persons; and (x) the authenticity of all documents tendered to us as originals and the conformity to the originals of all documents submitted to us as certified, telecopied or photostatic copies.

All opinions expressed in this letter are made with reference to the 1989 Report of the Committee on Corporations of the Business Law Section of the State Bar of California Regarding Legal Opinions in Business Transactions (August 1989).

Based solely upon the foregoing, and subject to the assumptions, reliances, qualifications, limitations and exceptions set forth herein, we are of the opinion that the following statements are true as of the date of this letter:

1.             Buyer is a limited liability company validly existing, duly organized and in good legal standing under the laws of the State of California.  Buyer Parent is a limited liability company validly existing, duly organized, and in good legal standing under the laws of the State of California.  With the exception of Argentina, Utah, Illinois, Massachusetts and Texas, where Buyer’s applications for qualification are filed but currently pending.  Buyer is duly qualified to do business as a foreign limited liability company and in good standing in all other jurisdictions that require such qualification except to the extent that failure to so qualify would not have a material adverse effect on Buyer.  Buyer has the organizational power and authority to own its properties and assets and to carry on its business as it is currently conducted.  Buyer Parent has the organizational power and authority to own its properties and assets and to carry on its business as it is currently conducted.

2.             Buyer has the organizational power and authority to execute and deliver the Agreement and each Buyer Ancillary Agreement, to perform its respective obligations thereunder, and to consummate the transactions evidenced thereby.  Buyer Parent has the organizational power and authority to execute and deliver the Agreement and each Buyer Ancillary Agreement, to perform its respective obligations thereunder, and to consummates the transactions evidenced thereby.

3

3.             Buyer’s execution and delivery of the Agreement and of each Buyer Ancillary Agreement have been duly authorized by all necessary action on the part of Buyer, and the Agreement and the Buyer Ancillary Agreements have been duly executed and delivered by Buyer.  Buyer Parent’s execution and delivery of the Agreement and of each Buyer Ancillary Agreement have been duly authorized by all necessary action on the part of Buyer Parent, and the Agreement and the Buyer Ancillary Agreements have been duly executed and delivered by Buyer Parent.

4.             Neither the execution and delivery of the Transaction Documents, nor the consummation of the transactions contemplated thereby, nor compliance with or fulfillment of the terms, conditions and provisions thereof will conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under (a) the Articles of Organization or Operating Agreement of Buyer or Buyer Parent or (b) to our current actual knowledge, (i) any material note, instrument, agreement, mortgage, lease, license, franchise, permit or other authorization, right or restriction to which Buyer or Buyer Parent is a party or by which Buyer or Buyer Parent is bound, (ii) any Court Order to which Buyer or Buyer Parent is a party or by which it is bound or (iii) any requirements of laws affecting Buyer or Buyer Parent.

5.             No approval, authorization, license, permit, or other consent of, or declaration or filing with, any federal or state governmental authority is required of Buyer or Buyer Parent on or prior to the Closing Date for the execution and delivery of the Transaction Documents or for the consummation by Buyer Parent of the transactions contemplated thereunder.

6.             The Transaction Documents are valid and binding obligations of Buyer and Buyer Parent and are enforceable against Buyer and Buyer Parent in accordance with their respective terms, except as the enforceability thereof maybe subject to or limited by the following:

a.             Bankruptcy, insolvency, reorganization, montorium and other similar laws of general application now or hereafter in effect relating to or affecting the enforcements of rights of creditors;

b.             General principles of equity including, without limitation, concepts of materiality, reasonableness, unconscionability, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or law;

4

c.             Applicable public policy affecting enforcement of indemnification or contribution provisions, enforcement of release provisions to the extent such release provisions purport to release a contracting party from the consequences of its own acts or omissions, or enforcement of provisions that purport to waive rights available to Buyer or Buyer Parent by Statute, constitution, common law or equity; and

d.             To the extent provisions of the Transaction Documents purport to bind persons who are not currently parties to the Transaction Documents, we express no opinion as to the validity or enforceability of such provisions with respect to persons who are not currently parties to the Transaction Documents.

Our opinions set forth above are limited to the matters expressly set forth in this opinion letter, and no opinion is to be implied or inferred beyond the matters expressly so stated.

The statements of fact, opinions of law and other matters set forth in this opinion letter apply solely as of the date hereof.  We disclaim any responsibility to alert you to any events or circumstances, including (but not limited to) changes in facts stated herein and changes in law, occurring in the future.

We have not reviewed, and are not expressing any opinion as to, (i) ERISA laws, rules and regulations or (ii) federal or state taxation, banking insurance, securities or “blue sky” laws, rules or regulations.

We are licensed to practice law only in the State of California.  Accordingly, the foregoing opinions apply only insofar as the laws of the State of California or its political subdivisions (or relevant federal laws) are applicable, and we express no opinion with respect to the laws of any other jurisdiction or with respect to the conflicts of laws principles applicable under the laws of any jurisdiction (including conflicts of laws principles applicable under the laws of the State of California).

We understand that the delivery of this opinion to you is a condition to your completion of the transactions contemplated by the Agreement and that you are relying upon this opinion in so doing.  This opinion is furnished to you solely for your benefit with respect to the Agreement and the transaction contemplated by it and may not be used or relied upon by you for any other purpose, nor may it be disclosed to or used or relied upon by any other person for any purpose (except for disclosure to and realize by the lender(s) to Buyer shown on Annex 1, and

5

their successors and assigns, with respect to the contemplated transactions only) without our prior written consent in each instance.

Very truly yours,

FOLGER LEVIN & KAHN LLP

/s/ [ILLEGIBLE]

6

QuickLinks

  EXHIBIT 10.5
ASSET PURCHASE AGREEMENT
ARTICLE I DEFINITIONS
ARTICLE II PURCHASE AND SALE
ARTICLE III PURCHASE PRICE
ARTICLE IV CLOSING
ARTICLE V REPRESENTATIONS AND WARRANTIES OF PARENT AND SELLER
ARTICLE VI REPRESENTATIONS AND WARRANTIES OF BUYER PARENT AND BUYER
ARTICLE VII ADDITIONAL AGREEMENTS
ARTICLE VIII CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER PARENT AND BUYER
ARTICLE IX CONDITIONS PRECEDENT TO OBLIGATIONS OF PARENT AND SELLER
ARTICLE X INDEMNIFICATION
ARTICLE XI GENERAL PROVISIONS